Exhibit 10.6

[EXECUTION COPY]

CREDIT AGREEMENT

dated as of June 26, 2007,

among

SABRE COMMUNICATIONS HOLDINGS, INC. and

SABRE COMMUNICATIONS CORPORATION,

as the Initial Borrowers,

SABRE INDUSTRIES, INC.,

CELLXION, LLC and

CELLXION WIRELESS SERVICES, LLC,

as Borrowers pursuant to a Joinder Agreement,

VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS

FROM TIME TO TIME PARTIES HERETO,

as the Lenders,

and

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,

as the Administrative Agent for the Lenders.

DRESDNER KLEINWORT SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

i

(continued)

(continued)

SCHEDULE I	-	Disclosure Schedule
SCHEDULE II	-	Percentages; LIBOR Office; Domestic Office

EXHIBIT A-1	-	Form of Revolving Note
EXHIBIT A-2	-	Form of Term Note
EXHIBIT A-3	-	Form of Swing Line Note
EXHIBIT B-1	-	Form of Borrowing Request
EXHIBIT B-2	-	Form of Issuance Request
EXHIBIT C	-	Form of Continuation/Conversion Notice
EXHIBIT D	-	Form of Lender Assignment Agreement
EXHIBIT E	-	Form of Compliance Certificate
EXHIBIT F	-	[RESERVED]
EXHIBIT G	-	Form of Subsidiary Guaranty
EXHIBIT H	-	Form of Pledge and Security Agreement
EXHIBIT I	-	Form of Mortgage
EXHIBIT J	-	Form of Joinder Agreement
EXHIBIT K	-	Form of Interco Subordination Agreement
EXHIBIT L	-	Form of Landlord Consent Agreement

CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of June 26, 2007 is among SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Sabre”), SABRE COMMUNICATIONS CORPORATION, an Iowa corporation (“SCC”) and, immediately following the consummation of the Acquisition, SABRE INDUSTRIES, INC., a Delaware corporation (“Holdings”), CELLXION, LLC, a Delaware limited liability company (the “Target”), and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (“CellXion Wireless”; Target, CellXion Wireless, Sabre, SCC and Holdings shall be referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the various financial institutions and other Persons from time to time parties hereto (the “Lenders”), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (“Dresdner”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and DRESDNER KLEINWORT SECURITIES LLC, as the sole lead arranger and sole bookrunner (in such capacity, the “Lead Arranger”).

W I T N E S S E T H:

WHEREAS, the shareholders and board of directors of Sabre intend to effect a leveraged recapitalization whereby Sabre will refinance its existing indebtedness (the “Refinancing”) and pay dividends (the “Closing Dividend Payment”) in an aggregate amount not to exceed $36,900,000 to its shareholders (the “Sabre Shareholders”), in each case on the Closing Date;

WHEREAS, pursuant to a securities purchase and exchange agreement, made as of June 8, 2007, among Holdings and the Sabre Shareholders and a securities exchange agreement, made as of June 8, 2007, among Holdings and certain shareholders (the “Target Rollover Shareholders”) of the Target (such agreements, collectively, the “Contribution Agreements”), (a) the Sabre Shareholders have agreed to contribute to Holdings their respective interests in the issued and outstanding Capital Securities and warrants of Sabre in consideration for Holdings’ issuance of its Capital Securities and warrants to the Sabre Shareholders in proportion to their percentage ownership interests in Sabre and on a fully diluted basis; and (b) the Target Rollover Shareholders have agreed to contribute to Holdings a portion of their respective interests in the issued and outstanding Capital Securities of the Target in consideration for Holdings’ issuance of its Capital Securities to the Target Rollover Shareholders (such equity contributions from the Sabre Shareholders and the Target Rollover Shareholders shall be collectively referred to as the “Equity Contribution”), such that after giving effect to the Equity Contribution, the Sabre Shareholders and the Target Rollover Shareholders shall each hold their pro rata interest in the issued and outstanding Capital Securities of Holdings;

WHEREAS, pursuant to a securities purchase agreement, dated June 8, 2007 (the “Purchase Agreement”), Holdings has agreed to acquire (the “Acquisition”) the balance of the issued and outstanding Capital Securities of the Target from the remaining shareholders of the Target for an aggregate purchase price not to exceed $86,000,000, as adjusted under the Purchase Agreement, which Acquisition shall occur immediately following the making of the Equity Contribution, and following the consummation of the Acquisition and the Equity Contribution, Sabre and the Target shall be direct wholly owned Subsidiaries of Holdings;

WHEREAS, in order to consummate the Refinancing and pay the Closing Dividend Payment and Transaction Expenses and to provide for the ongoing working capital needs and general corporate purposes of Sabre and its Subsidiaries, Sabre has requested that (a) Term Loan Lenders provide a Commitment pursuant to which Closing Date Term B Loans will be made, in a maximum principal amount equal to $85,000,000 to Sabre in a Borrowing on the Closing Date and (b) the Revolving Loan Lenders provide a Commitment pursuant to which Revolving Loans and Letters of Credit may be made from time to time prior to the Revolving Loan Commitment Termination Date in a maximum principal amount equal to $15,000,000;

WHEREAS, in order to consummate the Acquisition and pay Transaction Expenses and to provide for the ongoing working capital needs and general corporate purposes of the Borrowers and their respective Subsidiaries, (a) the Borrowers have requested that (i) Term Loan Lenders provide a Commitment pursuant to which Delayed Draw Term B Loans will be made, in a maximum principal amount equal to $70,000,000, to the Borrowers in a Borrowing on the Acquisition Date and (ii) the Revolving Loan Lenders provide a Commitment pursuant to which Revolving Loans and Letters of Credit may be made from time to time prior to the Revolving Loan Commitment Termination Date in an additional maximum principal amount equal to $10,000,000; and (b) the Sabre Shareholders and the Target Rollover Shareholders shall provide cash and common equity contributions of no less than $30,000,000 in the aggregate to the capital of Holdings (of which amount at least $22,500,000 shall be in cash and no less than $15,000,000 of such cash contribution shall be provided by the Sponsor) (such cash contributions shall be collectively referred to as the “Cash Contribution”), which proceeds of the Cash Contribution shall be used by Holdings to consummate the Acquisition; and

WHEREAS, the Lenders and the Issuers are willing, on the terms and subject to the conditions hereinafter set forth, to extend the Commitments and make Loans to the Borrowers and issue (or participate in) Letters of Credit;

NOW, THEREFORE, the parties hereto agree as follows.

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1.  Defined Terms.  The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Acquisition” is defined in the third recital.

“Acquisition Date” means the date on which the Acquisition is consummated, which in any event shall be no later than September 30, 2007.

“Acquisition Seller Notes” means the unsecured, subordinated promissory notes which may be issued to the Sellers in an aggregate principal amount not to exceed $7,000,000 in accordance with the terms of Section 1.6(b)(ii) of the Purchase Agreement.

“Additional Lender” is defined in clause (b) of Section 2.8.

“Additional Revolving Commitment Termination Date” means the date that is the earlier of (a) the termination or expiration date of the Purchase Agreement; and (b) September 30, 2007.

“Administrative Agent” is defined in the preamble and includes each other Person appointed as the successor Administrative Agent pursuant to Section 9.4.

“Affiliate” of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.  “Control” of a Person means the power, directly or indirectly,

(a)  to vote 10% (or, when used in the definition of Change in Control, 50%) or more of the Capital Securities (on a fully diluted basis) of such Person having ordinary voting power for the election of directors, managing members or general partners (as applicable); or

(b)  to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

“Agreement” means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

“Alternate Base Rate” means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/16 of 1%) equal to the higher of:

(a)  the Base Rate in effect on such day; or

(b)  the Federal Funds Rate in effect on such day plus ½ of 1%.

Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate.  The Administrative Agent will give notice promptly to the Borrowers and the Lenders of changes in the Alternate Base Rate; provided that, the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.

“Alvarado Facility” means the manufacturing facility located on real property either owned, or leased with an option to purchase, by SCC in Alvarado, Texas.

“Alvarado Sale-Leaseback” means the sale or transfer of all or any part of the Alvarado Facility by SCC to another Person and the subsequent lease or rental thereof by SCC from such Person.

“Applicable Commitment Fee” means the rate per annum set forth below corresponding to the Applicable Rating as determined by S&P and Moody’s, respectively:

Pricing Level	Applicable Rating	Commitment Fee
I	> BB/Ba2	0.375%
II	BB-/Ba3	0.425%
III	B+/B1	0.500%
IV	B/B2	0.500%
V	< B-/B3	0.500%

“Applicable Margin” means, at all times during the applicable periods set forth below,

(a)  from the Closing Date to (but excluding) the Acquisition Date, (i) with respect to Term Loans and Revolving Loans maintained as LIBO Rate Loans, 3.25% and (ii) with respect to Term Loans and Revolving Loans maintained as Base Rate Loans, 2.25%; and

(b)  at all times from and after the Acquisition Date, with respect to Term Loans and Revolving Loans, the rate per annum set forth below corresponding to the Applicable Rating as determined by S&P and Moody’s, respectively, after giving pro forma effect to the Acquisition (which rating as of the Closing Date is BB- (according to S&P) and B1 (according to Moody’s)):

Pricing Level	Applicable Rating	Applicable Margin for Revolving Loans and Term Loans
		LIBO Rate	Base Rate
I	> BB/Ba2	1.75%	0.75%
II	BB-/Ba3	2.00%	1.00%
III	B+/B1	2.25%	1.25%
IV	B/B2	2.50%	1.50%
V	< B-/B3	2.75%	1.75%

; provided, however, if the Acquisition is not consummated by the Delayed Draw Term B Commitment Termination Date, the Applicable Margin shall be as set forth in clause (a) above (provided that the failure to consummate the Acquisition is not solely as a result of the failure of the Lenders to fund the Delayed Draw Term B Loans on the terms set forth herein, as determined by a court of competent jurisdiction in a final proceeding).

For purposes of the foregoing and for purposes of calculating the Applicable Commitment Fee, (i) if either S&P or Moody’s shall not have in effect an Applicable Rating (other than by reason of the circumstances referred to in the last sentence of this paragraph), then such rating agency shall be deemed to have established a rating in Pricing Level V; (ii) if the

Borrowers fail to obtain a rating from both S&P and Moody’s, the Applicable Margin shall be as set forth in clause (a) above; (iii) if the Applicable Ratings established or deemed to have been established by S&P and Moody’s are different but correspond to consecutive Pricing Levels, then the Applicable Margin shall be based on the lower Applicable Rating (e.g., if S&P’s and Moody’s Applicable Ratings correspond to Pricing Level I and II, respectively, then Pricing Level II will apply); and (iv) if the Applicable Ratings established or deemed to have been established by S&P and Moody’s are different and correspond to non-consecutive Pricing Levels, then the Applicable Margin shall be based on the Pricing Level above the lowest Applicable Rating (e.g., if S&P’s and Moody’s Applicable Ratings correspond to Pricing Levels I and IV, respectively, then Pricing Level III will apply).  If the rating system of S&P’s or Moody’s shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, in either case prior to the determination of the Applicable Rating, the Borrowers and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the Applicable Rating most recently in effect prior to such change or cessation.

Notwithstanding anything to the contrary in the foregoing, at any time after the Acquisition Date, if the Leverage Ratio is less than or equal to 2.50:1 and no Default or Event of Default has occurred and is continuing, the Applicable Margin with respect to Term Loans and Revolving Loans maintained as LIBO Rate Loans or Base Rate Loans shall be permanently reduced in each case by 0.25%.  A change in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective upon delivery (after the Acquisition Date) by the Borrowers to the Administrative Agent of a Compliance Certificate pursuant to clause (c) of Section 7.1.1, and, subject to clause (c) of Section 4.7, the Leverage Ratio set forth in such Compliance Certificate shall be used to compute the Applicable Margin.

“Applicable Rating” means as to each of S&P and Moody’s, its rating of the Loans.

“Approved Fund” means any Person (other than a natural Person) that (a) is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business; and (b) is administered or managed by a Lender, an Affiliate of a Lender or a Person or an Affiliate of a Person that administers or manages a Lender.

“Authorized Officer” means, relative to any Obligor, those of its officers, general partners or managing members (as applicable) whose signatures and incumbency shall have been certified to the Administrative Agent, the Lenders and the Issuers pursuant to Section 5.1.1.

“Base Rate” means, at any time, the rate of interest then most recently established by the Administrative Agent in New York as its base rate for Dollars loaned in the United States.  The Base Rate is not necessarily intended to be the lowest rate of interest determined by the Administrative Agent in connection with extensions of credit.

“Base Rate Loan” means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

“Borrower” and “Borrowers” are defined in the preamble.

“Borrowing” means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by all Lenders required to make such Loans on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.3.

“Borrowing Request” means a Loan request and certificate duly executed by an Authorized Officer of each Borrower substantially in the form of Exhibit B-1 hereto.

“Business Day” means

(a)  any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York; and

(b)  relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollars are carried on in the London interbank eurodollar market.

“Capital Expenditures” means, for any period, the aggregate amount of (a) all expenditures of the Borrowers and their Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures, but specifically excluding expenditures made in connection with Permitted Acquisitions; and (b) Capitalized Lease Liabilities incurred by the Borrowers and their Subsidiaries during such period.

“Capital Securities” means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person’s capital, whether now outstanding or issued after the Effective Date.

“Capitalized Lease Liabilities” means, with respect to any Person, all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

“Cash Collateralize” means, with respect to a Letter of Credit, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the Administrative Agent on terms satisfactory to the Administrative Agent in an amount equal to the Stated Amount of such Letter of Credit.

“Cash Contribution” is defined in the fifth recital.

“Cash Equivalent Investment” means, at any time:

(a)  any direct obligation of (or unconditionally guaranteed by) the United States or a State thereof (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States or a State thereof) maturing not more than one year after such time;

(b)  commercial paper maturing not more than one year from the date of issue, which is issued by

(i)  a corporation (other than an Affiliate of any Obligor) organized under the laws of any State of the United States or of the District of Columbia and rated A-1 or higher by S&P or P-1 or higher by Moody’s, or

(ii)  any Lender (or its holding company);

(c)  any certificate of deposit, time deposit or bankers acceptance, maturing not more than one year after its date of issuance, which is issued by either

(i)  any bank organized under the laws of the United States (or any State thereof) and which has (x) a credit rating of A2 or higher from Moody’s or A or higher from S&P and (y) a combined capital and surplus greater than $500,000,000, or

(ii)  any Lender;

(d)  any repurchase agreement having a term of 90 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in clause (c)(i) which

(i)  is secured by a fully perfected security interest in any obligation of the type described in clause (a), and

(ii)  has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder; or

(e)  money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (d) above.

“Casualty Event” means the damage or destruction, or any taking under power of eminent domain or by condemnation or similar proceeding, of any property of any Person or any of its Subsidiaries.

“CellXion Wireless” is defined in the preamble.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“CERCLIS” means the Comprehensive Environmental Response Compensation Liability Information System List.

“Change in Control” means

(a)  the failure of the Sponsor and its Affiliates at any time to have and exercise, through ownership of Voting Securities or by contract, the power for the election of at least one-half of the board of directors or other managing body of Holdings;

(b)  the failure of the Sponsor to directly or indirectly own beneficially and of record on a fully diluted basis at least 40% of the outstanding Capital Securities of Holdings; or

(c)  the occurrence of any “Change of Control” (or similar term) under (and as defined in) any Subordinated Debt Document.

“Closing Date Certificate” means the closing date certificate executed and delivered by an Authorized Officer of each Borrower in form and substance satisfactory to the Administrative Agent.

“Closing Date” means the date of the initial Credit Extension hereunder, but in no event shall such date be later than June 30, 2007.

“Closing Date Term B Loan” is defined in clause (a) of Section 2.1.3.

“Closing Date Term B Commitment” means, relative to any Lender, such Lender’s obligation (if any) to make Closing Date Term B Loans pursuant to clause (a) of Section 2.1.3.

“Closing Date Term B Term Commitment Amount” means, on any date, a maximum principal amount equal to $85,000,000.

“Closing Date Term B Commitment Termination Date” means the earliest of

(a)  June 30, 2007, if the Closing Date Term B Loans have not been made on or prior to such date;

(b)  the Closing Date immediately after the making of the Closing Date Term B Loans on such date;

(c)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (c), the Closing Date Term B Commitments shall terminate automatically and without any further action.

“Closing Dividend Payment” is defined in the first recital.

“Code” means the Internal Revenue Code of 1986, and the regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

“Commitment” means, as the context may require, the Revolving Loan Commitment, the Letter of Credit Commitment, the Swing Line Loan Commitment or the Term Loan Commitment.

“Commitment Amount” means, as the context may require, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount, the Swing Line Loan Commitment Amount or the Term Loan Commitment Amount.

“Commitment Termination Date” means, as the context may require, the Revolving Loan Commitment Termination Date, the Closing Date Term B Commitment Termination Date or the Delayed Draw Term B Commitment Termination Date.

“Commitment Termination Event” means

(a)  the occurrence of any Event of Default with respect to any Borrower described in clauses (a) through (d) of Section 8.1.9; or

(b)  the occurrence and continuance of any other Event of Default and either

(i)  the declaration of all or any portion of the Loans to be due and payable pursuant to Section 8.3, or

(ii)  the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrowers that the Commitments have been terminated.

“Compliance Certificate” means a certificate duly completed and executed by an Authorized Officer of each Borrower, substantially in the form of Exhibit E hereto, together with such changes thereto as the Administrative Agent may from time to time request for the purpose of monitoring each Borrower’s compliance with the financial covenants contained herein.

“Consolidated Working Capital” means, at any date of determination, (a) the total assets of the Borrowers and their Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and Cash Equivalent Investments, minus (b) the total liabilities of the Borrowers and their Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding the current portion of long term debt (including Capitalized Lease Liabilities).

“Consolidated Working Capital Adjustment” means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person.  The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

“Continuation/Conversion Notice” means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of each Borrower, substantially in the form of Exhibit C hereto.

“Contribution Agreements” is defined in the second recital.

“Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with any Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

“Copyright Security Agreement” means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form attached as an exhibit to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Credit Extension” means, as the context may require,

(a)  the making of a Loan by a Lender; or

(b)  the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer.

“Cure Amount” is defined in Section 8.4.

“Cure Right” is defined in Section 8.4.

“Declined Proceeds” is defined in clause (c) of Section 3.1.2.

“Default” means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

“Delayed Draw Term B Loan” is defined in clause (b) of Section 2.1.3.

“Delayed Draw Term B Commitment” means, relative to any Lender, such Lender’s obligation (if any) to make Delayed Draw Term B Loans pursuant to clause (b) of Section 2.1.3.

“Delayed Draw Term B Commitment Amount” means, on any date, $70,000,000.

“Delayed Draw Term B Commitment Termination Date” means the earliest of

(a)  September 30, 2007, if the Delayed Draw Term B Loans have not been made on or prior to such date;

(b)  the Acquisition Date immediately after the making of the Delayed Draw Term B Loans on such date;

(c)  the date on which the Purchase Agreement terminates or expires; and

(d)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in clause (c), the Delayed Draw Term B Commitment shall terminate automatically and without any further action.

“Disbursement” is defined in Section 2.6.2.

“Disbursement Date” is defined in Section 2.6.2.

“Disclosure Schedule” means the Disclosure Schedule attached hereto as Schedule I, as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the Borrowers with the written consent of the Required Lenders.

“Disposition” (or similar words such as “Dispose”) means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any Person or such Person’s Subsidiaries’ assets (including accounts receivable and Capital Securities of such Person’s Subsidiaries) to any other Person (other than to another Obligor) in a single transaction or series of transactions.

“Dollar” and the sign “$” mean lawful money of the United States.

“Domestic Office” means the office of a Lender designated as its “Domestic Office” on Schedule II hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Administrative Agent and the Borrowers.

“EBITDA” means, for any applicable period, the sum of

(a)  Net Income;

plus

(b)  to the extent deducted in determining Net Income, the sum of (i) amounts attributable to amortization, (ii) income tax expense, (iii) Interest Expense, (iv) depreciation of assets, (v) Transaction Expenses, (vi) Management Fees, (vii) compensation expenses, in any form, to Steven Schoonover, incurred or paid prior to the Closing Date and (viii) non-commercial aircraft and hangar expenses incurred or paid prior to the Closing Date;

provided that for purposes of calculating EBITDA (other than for purposes of the determination of Excess Cash Flow) for any period (A) the EBITDA of any Person or line of business acquired by any Borrower or any Subsidiary pursuant to a Permitted Acquisition during such period shall be included on a pro forma basis for such period (assuming the consummation of such Permitted

Acquisition, the add-back of non-recurring expenses and the incurrence or assumption of any Indebtedness in connection therewith occurred as of the first day of such period) and (B) the EBITDA of any Person or line of business Disposed of by any Borrower or any Subsidiary during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred as of the first day of such period).

“ECF Percentage” means, if on the last day of the applicable Fiscal year, the Leverage Ratio is (a) greater than or equal to 2.50:1, 75%, (b) less than 2.50:1 but greater than or equal to 1.50:1, 50% and (c) less than 1.50:1, 0%.

“Effective Date” means the date this Agreement becomes effective pursuant to Section 10.8.

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; or (d) any other Person (other than a natural Person, any Borrower, any Affiliate of any Borrower or any other Person taking direction from, or working in concert with, any Borrower or any Borrower’s Affiliates).

“Environmental Laws” means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment.

“Equity Contribution” is defined in the second recital.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time.  References to Sections of ERISA also refer to any successor Sections thereto.

“Escrow Account” means the account number13363200 held with the Administrative Agent for the account of the Borrowers.

“Escrow Agreement” means the escrow agreement contemplated by Section 1.6(c) of the Purchase Agreement.

“Escrow Amount” means the cash and investments maintained in the account which is the subject of the Escrow Agreement.

“Event of Default” is defined in Section 8.1.

“Excess Cash Flow” means, for any Fiscal Year, the excess (if any), of

(a)  the sum of (i) EBITDA for such Fiscal Year (excluding EBITDA attributable to Target or CellXion Wireless for all periods prior to the Acquisition Date) and (ii) the Consolidated Working Capital Adjustment;

over

(b)  the sum (for such Fiscal Year) of (i) Interest Expense actually paid in cash by the Borrowers and their Subsidiaries, (ii) scheduled principal repayments, to the extent actually made, of Term Loans pursuant to clauses (c) and (d) of Section 3.1.1 (exclusive of repayments made from a refinancing of any portion of such Indebtedness, or pursuant to clauses (e), (f) or (g) of Section 3.1.1), (iii) all income Taxes actually paid in cash by the Borrowers and their Subsidiaries, (iv) Capital Expenditures made in cash (exclusive of Capital Expenditures financed with the proceeds of Indebtedness, equity issuances, casualty proceeds or other proceeds which are not included in EBITDA), (v) cash payments made for Permitted Acquisitions that are not financed with the proceeds of any Loans or other Indebtedness, and amounts added back to EBITDA for non-recurring expenses of the Person or business acquired, (vi) cash payments made pursuant to clauses (b)(v), (b)(vi), (b)(vii) and (b)(viii) of the definition of EBITDA.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exemption Certificate” is defined in clause (e) of Section 4.6.

“Existing Seller Notes” shall mean the subordinated promissory notes, in the aggregate original principal amount of $5,000,000, issued by Sabre in connection with the acquisition of SCC pursuant to a certain Stock Purchase Agreement, dated as of April 17, 2006, among Sabre, SCC, the shareholders of SCC and D. Bailey Aalfs as Shareholders’ Agent.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to

(a)  the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

(b)  if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means the confidential letter, dated June 8, 2007, among the Sponsor, Sabre, the Administrative Agent and the Lead Arranger.

“Filing Agent” is defined in Section 5.1.13.

“Filing Statements” is defined in Section 5.1.13.

“Fiscal Quarter” means a quarter ending on the last day of April, July, October or January.

“Fiscal Year” means any period of twelve consecutive calendar months ending on April 30; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the “2007 Fiscal Year”) refer to the Fiscal Year ending on April 30 of such calendar year.

“Foreign Pledge Agreement” means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered by each Borrower or any of its Subsidiaries pursuant to the terms of this Agreement, in form and substance satisfactory to the Administrative Agent, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Collateral (as defined in the Security Agreement).

“Foreign Subsidiary” means any Subsidiary that is not a U.S. Subsidiary.

“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“GAAP” is defined in Section 1.4.

“Governmental Authority” means the government of the United States, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantor” means, collectively, each Borrower and each Subsidiary Guarantor.

“Hazardous Material” means

(a)  any “hazardous substance”, as defined by CERCLA;

(b)  any “hazardous waste”, as defined by the Resource Conservation and Recovery Act, as amended; or

(c)  any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including any petroleum product) within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended.

“Hedging Obligations” means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

“herein”, “hereof”, “hereto”, “hereunder” and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

“Holdings” is defined in the preamble.

“Impermissible Qualification” means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of any Obligor

(a)  which is of a “going concern” or similar nature; or

(b)  which relates to the limited scope of examination of matters relevant to such financial statement.

“including” and “include” means “including without limitation”.

“Incremental Term Loan Lender” shall mean a Lender or an Additional Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan” shall mean an incremental term loan made by a Lender or an Additional Lender to the Borrowers pursuant to Section 2.8.

“Incremental Term Loan Assumption Agreement” shall mean an Incremental Term Loan Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrowers, the Administrative Agent and one or more Incremental Term Loan Lenders.

“Incremental Term Loan Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Incremental Term Loans hereunder as set forth on the Incremental Term Loan Assumption Agreement delivered by such Lender or in the Assignment and Acceptance pursuant to which such Lender assumed its Incremental Term Loan Commitment, as applicable, as the same may be reduced or increased from time to time pursuant to assignment by or to such Lender pursuant to Section 10.11.

“Incremental Term Loan Maturity Date” shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

“Incremental Term Loan Repayment Dates” shall mean the dates scheduled for the repayment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Term Loan Assumption Agreement.

“Indebtedness” of any Person means:

(a)  all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(b)  all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;

(c)  all Capitalized Lease Liabilities of such Person;

(d)  for purposes of Section 8.1.5 only, all other items which, in accordance with GAAP, would be included as liabilities on the balance sheet of such Person as of the date at which Indebtedness is to be determined;

(e)  whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person), and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)  obligations arising under Synthetic Leases; and

(g)  all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any other Person (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such Person, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” is defined in Section 10.4.

“Indemnified Parties” is defined in Section 10.4.

“Interco Subordination Agreement” means a subordination agreement, substantially in the form of Exhibit K, executed and delivered by two or more Obligors pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Interest Coverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

(a)  EBITDA (for all such Fiscal Quarters)

to

(b)  the sum (for all such Fiscal Quarters) of Interest Expense;

provided that, with respect to the four consecutive Fiscal Quarter period ending (i) October 31, 2007, Interest Expense for purposes hereof shall be actual Interest Expense for the Fiscal Quarter period ending October 31, 2007 multiplied by 4, (ii) January 31, 2008, Interest Expense for purposes hereof shall be actual Interest Expense for the two Fiscal Quarter period ending January

31, 2008 multiplied by 2 and (iii) April 30, 2008, Interest Expense for purposes hereof shall be actual Interest Expense for the three Fiscal Quarter period ending April 30, 2008 multiplied by one and one-third.

“Interest Expense” means, for any applicable period, the aggregate interest expense (both accrued and paid and net of interest income paid during such period to the Borrowers and their Subsidiaries) of the Borrowers and their Subsidiaries for such applicable period, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense.

“Interest Period” means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Sections 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the Borrowers may select in their relevant notice pursuant to Sections 2.3 or 2.4; provided that,

(a)  no Borrower shall be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than ten different dates;

(b)  if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and

(c)  no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

“Investment” means, relative to any Person,

(a)  any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person;

(b)  Contingent Liabilities in favor of any other Person; and

(c)  any Capital Securities held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all cash distributions and returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

“ISP Rules” is defined in Section 10.9.

“Issuance Request” means a Letter of Credit request and certificate duly executed by an Authorized Officer of each Borrower, substantially in the form of Exhibit B-2 hereto.

“Issuer” means a Lender satisfactory to Holdings in its capacity as Issuer of the Letters of Credit.  At the request of such Lender and with the Borrowers’ consent (not to be unreasonably withheld), another Lender or an Affiliate of such Lender may issue one or more Letters of Credit hereunder.

“Lead Arranger” is defined in the preamble.

“Lender Assignment Agreement” means an assignment agreement substantially in the form of Exhibit D hereto.

“Lenders” is defined in the preamble, and shall include any Additional Lender.

“Lender’s Environmental Liability” means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys’ fees at trial and appellate levels and experts’ fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Administrative Agent, any Lender or any Issuer or any of such Person’s Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

(a)  any Hazardous Material on, in, under or affecting any portion of any property of any Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from any Borrower’s or any of its Subsidiaries’ or any of their respective predecessors’ properties;

(b)  any inaccuracy or breach of any representation or warranty contained in Section 6.12 (without regard to “knowledge” or “materiality” qualifications or exceptions contained in such representations or warranties);

(c)  any violation or claim of violation by any Borrower or any of its Subsidiaries of any Environmental Laws; or

(d)  the imposition of any Lien for damages caused by or the recovery of any costs for the cleanup, release or threatened release of Hazardous Material by any Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by any Borrower or any of its Subsidiaries.

“Letter of Credit” is defined in Section 2.1.2.

“Letter of Credit Commitment” means the Issuer’s obligation to issue Letters of Credit pursuant to Section 2.1.2.

“Letter of Credit Commitment Amount” means, on any date, a maximum amount of $10,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

“Letter of Credit Outstandings” means, on any date, an amount equal to the sum of (i) the then aggregate amount which is undrawn and available under all issued and outstanding Letters of Credit, and (ii) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

“Leverage Ratio” means, as of the last day of any Fiscal Quarter, the ratio of

(a)  Total Debt outstanding on the last day of such Fiscal Quarter to

(b)  EBITDA computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

“LIBO Rate” means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Administrative Agent’s LIBOR Office in the London interbank market as at or about 11:00 a.m. London, England time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of the Administrative Agent’s LIBO Rate Loan and for a period approximately equal to such Interest Period.

“LIBO Rate Loan” means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

“LIBO Rate (Reserve Adjusted)” means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

LIBO Rate	=	LIBO Rate
(Reserve Adjusted)		1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Administrative Agent on the basis of the LIBOR Reserve Percentage in effect two Business Days before the first day of such Interest Period.

“LIBOR Office” means the office of a Lender designated as its “LIBOR Office” on Schedule II hereto or in a Lender Assignment Agreement, or such other office designated from time to time by notice from such Lender to the Borrowers and the Administrative Agent, whether or not outside the United States, which shall be making or maintaining the LIBO Rate Loans of such Lender.

“LIBOR Reserve Percentage” means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of or including “Eurocurrency Liabilities”, as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

“Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

“Loan Documents” means, collectively, this Agreement, the Notes, the Letters of Credit, each Rate Protection Agreement, the Fee Letter, the Joinder Agreement, the Interco Subordination Agreement, each agreement pursuant to which the Administrative Agent is granted a Lien to secure the Obligations, the Subsidiary Guaranty and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

“Loans” means, as the context may require, a Revolving Loan, a Closing Date Term B Loan, a Delayed Draw Term B Loan, a Swing Line Loan or an Incremental Term Loan, in each case of any type.

“Management Fees” is defined in clause (b) of Section 7.2.6.

“Material Adverse Effect” means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance or properties of any Borrower or the Borrowers and their Subsidiaries taken as a whole; (b) the rights and remedies of any Secured Party under any Loan Document; or (c) the ability of any Obligor to perform its monetary Obligations under any Loan Document.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means each mortgage, deed of trust or agreement executed and delivered by any Obligor in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the requirements of this Agreement in substantially the form of Exhibit I hereto, under which a Lien is granted on the real property and fixtures owned by such Obligor described therein and on the portion of real property of the Alvarado Facility that is leased, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

“Net Casualty Proceeds” means the amount of any insurance proceeds or condemnation (or similar) awards received by any Borrower or any of its Subsidiaries in connection with any Casualty Event in excess of $1,000,000, individually or in the aggregate over the course of a Fiscal Year (net of all reasonable and customary collection expenses thereof), but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first priority Lien permitted by clause (d) of Section 7.2.3 on the property which is the subject of such Casualty Event.

“Net Debt Proceeds” means, with respect to the incurrence, sale or issuance by any Borrower or any of its Subsidiaries of any Indebtedness after the Closing Date which is not expressly permitted by Section 7.2.2, the excess of:

(i) the gross cash proceeds actually received by such Person from such incurrence, sale or issuance, over

(ii) all reasonable and customary arranging or underwriting fees and commissions, and all legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and other reasonable and customary closing costs and expenses, in each case, actually incurred in connection with such incurrence, sale or issuance other than any such fees, commissions or disbursements paid to Affiliates of such Person in connection therewith.

“Net Disposition Proceeds” means the gross cash proceeds received by any Borrower or its U.S. Subsidiaries from any Disposition pursuant to clause (c) of Section 7.2.11 and any cash payment received in respect of promissory notes or other non-cash consideration delivered to such Borrower or its U.S. Subsidiaries in respect thereof, minus the sum of (i) all reasonable and customary legal, investment banking, brokerage and accounting fees and expenses incurred in connection with such Disposition, (ii) all taxes actually paid or estimated by such Borrower to be payable in cash within the next 12 months in connection with such Disposition, and (iii) payments made by such Borrower or its U.S. Subsidiaries to retire Indebtedness (other than the Credit Extensions) where payment of such Indebtedness is required in connection with such Disposition; provided that, the amount of estimated taxes pursuant to clause (ii) in excess of the amount of taxes actually required to be paid in cash in respect of such Disposition within such 12-month period shall constitute Net Disposition Proceeds.

 “Net Equity Proceeds” means, with respect to the sale or issuance after the Closing Date by any Borrower to any Person of its Capital Securities, warrants or options, or the exercise of any such warrants or options, the excess of:

(a)  the gross cash proceeds received by such Person from such sale, exercise or issuance, over

(b)  all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance which have not been paid to Affiliates of such Borrower in connection therewith.

“Net Income” means, for any period, the aggregate of all amounts (exclusive of all amounts in respect of any extraordinary gains or extraordinary losses) which would be included as net income on the consolidated financial statements of the Borrowers and their Subsidiaries for such period.

“Non-Excluded Taxes” means any Taxes other than net income, branch profits and franchise Taxes imposed with respect to any Secured Party by any Governmental Authority under the laws of which such Secured Party is organized, in which it maintains its applicable lending office or in which it does business (unless such net income, branch profits or franchise

Taxes are imposed solely as a result of such Secured Party doing business (as opposed to being organized or having its applicable lending office) in a jurisdiction, where such imposition is based solely on such Secured Party participating in, receiving any payments under or enforcing its rights pursuant to, this Agreement).

“Non-U.S. Lender” means any Lender that is not a “United States person”, as defined under Section 7701(a)(30) of the Code.

“Note” means, as the context may require, a Revolving Note, a Term Note or a Swing Line Note.

“Obligations” means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrowers and each other Obligor arising under or in connection with a Loan Document, including Reimbursement Obligations and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans.

“Obligor” means, as the context may require, each Borrower and each Subsidiary Guarantor.

“Organic Document” means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor’s Capital Securities.

“Other Taxes” means any and all stamp, documentary or similar Taxes, or any other excise or property Taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

“Participant” is defined in clause (e) of Section 10.11.

“Patent Security Agreement” means any Patent Security Agreement executed and delivered by any Obligor in substantially the form attached as an exhibit to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Patriot Act” means the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended and supplemented from time to time.

“Patriot Act Disclosures” means all documentation and other information which the Administrative Agent or any Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

“PBGC” means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

“Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in Section 4001(a)(3) of ERISA), and to which the Borrowers or any corporation, trade or business that is, along with the Borrowers, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Percentage” means, as the context may require, any Lender’s Revolving Loan Percentage or Term Loan Percentage.

“Permitted Acquisition” means (a) the Acquisition and (b) an acquisition (whether pursuant to an acquisition of Capital Securities, assets or otherwise) by any Borrower or any Subsidiary from any Person of a business in which the following conditions are satisfied:

(i)  immediately before and after giving effect to such acquisition no Default shall have occurred and be continuing or would result therefrom (including under Section 7.1.8 and Section 7.2.1); and

(ii)  for each acquisition for which the purchase price (subject to working capital adjustments) exceeds $1,000,000, the Borrowers shall have delivered to the Administrative Agent a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to the consummation of such acquisition and evidencing compliance with the covenants set forth in Section 7.2.4.

“Permitted Sale-Leaseback” means, collectively, the Alvarado Sale-Leaseback and the Shreveport Sale-Leaseback.

“Person” means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Pledged Subsidiary” means each Subsidiary in respect of which the Administrative Agent has been granted a security interest in or a pledge of (i) any of the Capital Securities of such Subsidiary or (ii) any intercompany notes of such Subsidiary owing to the Borrowers or another Subsidiary.

“Pricing Level” means the level on the table of Applicable Margin corresponding to the Applicable Rating then in effect.

“Purchase Agreement” is defined in the third recital.

“Quarterly Payment Date” means the last day of April, July, October and January, or, if any such day is not a Business Day, the next succeeding Business Day.

“Rate Protection Agreement” means, (without limiting any Obligor’s rights under Section 7.1.9), collectively, any interest rate swap, cap, collar or similar agreement entered into by the Borrowers or any of their respective Subsidiaries under which the counterparty of such agreement is (or at the time such agreement was entered into, was) the Administrative Agent, a Lender, an Affiliate of the Administrative Agent or an Affiliate of a Lender.

“Refinancing” is defined in the first recital.

“Refunded Swing Line Loans” is defined in clause (b) of Section 2.3.2.

“Register” is defined in clause (a) of Section 2.7.

“Registration Rights Agreement” means (a) prior to the Equity Contribution, the Registration Rights Agreement of Sabre dated May 9, 2006 and (b) following the Equity Contribution, the Registration Rights Agreement of Holdings to be entered into concurrently with the consummation of the Equity Contribution, in the form delivered to the Administrative Agent prior to the Closing Date.

“Reimbursement Obligation” is defined in Section 2.6.3.

“Reinvestment Amount” is defined in clause (f) of Section 3.1.1.

“Rejection Notice” is defined in clause (c) of Section 3.1.2.

“Release” means a “release”, as such term is defined in CERCLA.

“Replacement Lender” is defined in clause (h) of Section 10.11.

“Required Lenders” means, at any time, Lenders holding at least 50.01% of the Total Exposure Amount.

“Resource Conservation and Recovery Act” means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

“Restricted Payment” means (a) the declaration or payment of any dividend (other than dividends payable solely in Capital Securities of any Borrower or any Subsidiary) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Securities of any Borrower or any Subsidiary or any warrants, options or other right or obligation to purchase or acquire any such Capital Securities, whether now or hereafter outstanding, (b) the making of any other distribution in respect of such Capital Securities, in each case either directly or indirectly, whether in cash, property or obligations of any Borrower or any Subsidiary or otherwise, or (c) the payment of any management fees (including all Management Fees) by the Obligors; provided that “Restricted Payment” shall be deemed to exclude (i) the Closing Dividend Payment, (ii) a one-time dividend payment in an amount not to exceed $3,100,000 to be made by Holdings to allow the Sabre Shareholders to recoup any expenditures made from March 1, 2007 through the Closing Date in connection with Capital Expenditures relating to the construction of the Alvarado Facility and (iii) payments in connection with the repurchase by Holdings of Capital Securities issued to management pursuant to any equity incentive plan or other document providing Holdings the contractual right to repurchase such Capital Securities upon the occurrence of certain events.

“Revolving Loan” is defined in clause (a) of Section 2.1.1.

“Revolving Loan Commitment” means, relative to any Lender, such Lender’s obligation (if any) to make Revolving Loans pursuant to clause (a) of Section 2.1.1.

“Revolving Loan Commitment Amount” means, on any date, $25,000,000, as such amount may be reduced to $15,000,000 on the Additional Revolving Commitment Termination Date and may otherwise be reduced from time to time, in each case pursuant to Section 2.2.

“Revolving Loan Commitment Termination Date” means the earliest of

(a)  June 30, 2007 (if the initial Credit Extension has not occurred on or prior to such date);

(b)  with respect to $10,000,000 of the Revolving Loan Commitment Amount, the Additional Revolving Commitment Termination Date if the Acquisition is not consummated on or prior to such date;

(c)  the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement; and

(d)  the date on which any Commitment Termination Event occurs.

Upon the occurrence of any event described in the preceding clauses (c) or (d), the Revolving Loan Commitments shall terminate automatically and without any further action.

“Revolving Loan Lender” is defined in clause (a) of Section 2.1.1.

“Revolving Loan Percentage” means, relative to any Lender, the applicable percentage relating to Revolving Loans set forth opposite its name on Schedule II hereto under the Revolving Loan Commitment column or set forth in a Lender Assignment Agreement under the Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.1.  A Lender shall not have any Revolving Loan Commitment if its percentage under the Revolving Loan Commitment column is zero.

“Revolving Note” means a joint and several promissory note of the Borrowers payable to any Revolving Loan Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Revolving Loan Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Sabre” is defined in the preamble.

“Sabre Shareholders” is defined in the first recital.

“SCC” means Sabre Communications Corporation, an Iowa corporation.

“SEC” means the Securities and Exchange Commission.

“Secured Parties” means, collectively, the Lenders, the Issuers, the Administrative Agent, each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof and (in each case), each of their respective successors, transferees and assigns.

“Security Agreement” means the Pledge and Security Agreement executed and delivered by each Borrower and each Subsidiary Guarantor, substantially in the form of Exhibit H hereto, together with any supplemental Foreign Pledge Agreements delivered pursuant to the terms of this Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

“Sellers” means the sellers under the Purchase Agreement.

“Shreveport Facility” means the manufacturing facility and corporate offices of the Target located on real property owned by the Target or CellXion Wireless in Bossier City, Louisiana.

“Shreveport Sale-Leaseback” means the sale or transfer of all or any part of the Shreveport Facility by an Obligor to another Person and the subsequent lease or rental thereof by such Obligor from such Person.

“Sponsor” means Corinthian Capital Group LLC.

“Solvent” means, with respect to any Person and its Subsidiaries on a particular date, that on such date:

(a)  the fair value of the property of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis;

(b)  the present fair salable value of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured;

(c)  such Person does not intend to, and does not believe that it or its Subsidiaries will, incur debts or liabilities beyond the ability of such Person and its Subsidiaries to pay as such debts and liabilities mature; and

(d)  such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and such Person and its Subsidiaries on a consolidated basis is not about to engage in a business or a transaction, for which the property of such Person and its Subsidiaries on a consolidated basis would constitute an unreasonably small capital.  The amount of Contingent Liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

“Stated Amount” means, on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

“Stated Expiry Date” is defined in Section 2.6.

“Stated Maturity Date” means:

(a)  if the Acquisition is consummated, (i) June 26, 2013, with respect to all Revolving Loans and Swing Line Loans and (ii) June 26, 2014, with respect to all Term Loans; and

(b)  if the Acquisition is not consummated, (i) June 26, 2011, with respect to all Revolving Loans and Swing Line Loans and (ii) June 26, 2012, with respect to all Term Loans.

“Stockholders Agreement” means (a) prior to the Equity Contribution, the Stockholders Agreement of Sabre dated May 9, 2006; and (b) following the Equity Contribution, the Stockholders Agreement of Holdings to be entered into concurrently with the consummation of the Equity Contribution, in the form delivered to the Administrative Agent prior to the Closing Date.

“Subordinated Debt” means unsecured Indebtedness of the Borrowers subordinated in right of payment to the Obligations pursuant to documentation containing redemption and other prepayment events, maturities, amortization schedules, covenants, events of default, remedies, acceleration rights, subordination provisions and other material terms reasonably satisfactory to the Required Lenders.

“Subordinated Debt Documents” means, collectively, the loan agreements, indentures, note purchase agreements, promissory notes (including, if applicable, the Acquisition Seller Notes), guarantees, and other instruments and agreements evidencing the terms of Subordinated Debt, as amended, supplemented, amended and restated or otherwise modified in accordance with Section 7.2.12.

“Subordination Provisions” is defined in Section 8.1.11.

“Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding Voting Securities of such other Person (irrespective of whether at the time Capital Securities of any other class or classes of such other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person.  Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to (a) a Subsidiary of Sabre at all times prior to the Acquisition Date and (b) a Subsidiary of Holdings at all times on or following the Acquisition Date.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered to the Administrative Agent the Subsidiary Guaranty (including by means of a delivery of a supplement thereto).

“Subsidiary Guaranty” means the subsidiary guaranty executed and delivered by an Authorized Officer of each U.S. Subsidiary pursuant to the terms of this Agreement, substantially in the form of Exhibit G hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Swing Line Lender” means, subject to the terms of this Agreement, Lender acceptable to the Borrowers and the Lead Arranger.

“Swing Line Loan” is defined in clause (b) of Section 2.1.1.

“Swing Line Loan Commitment” means the Swing Line Lender’s obligation (if any) to make Swing Line Loans pursuant to clause (b) of Section 2.1.1.

“Swing Line Loan Commitment Amount” means, on any date, $5,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

“Swing Line Note” means a promissory note of the Borrowers payable to the Swing Line Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Synthetic Lease” means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP; and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

“Target” is defined in the preamble.

“Target Rollover Shareholders” is defined in the second recital.

“Taxes” means all income, stamp or other taxes, duties, levies, imposts, charges, assessments, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest, penalties or similar liabilities with respect thereto.

“Term Loan Commitment” means, as the context may require, the Closing Date Term B Commitment, Delayed Draw Term B Commitment and, unless the context shall otherwise require,  any Incremental Term Loan Commitment made pursuant to an Incremental Term Loan Assumption Agreement.

“Term Loan Commitment Amount” means, as the context may require, the Closing Date Term B Commitment Amount and the Delayed Draw Term B Commitment Amount and, unless the context shall otherwise require, the amount of any Incremental Term Loan Commitment made pursuant to an Incremental Term Loan Assumption Agreement.

 “Term Loan Lender” means any Lender that has a Closing Date Term B Commitment and a Delayed Draw Term B Commitment.  Unless the context shall otherwise require, the term “Term Loan Lenders” shall also include the Incremental Term Loan Lenders.

“Term Loan Percentage” means, relative to any Lender, the applicable percentage relating to Closing Date Term B Loans or Delayed Draw Term B Loans, as the case may be, set forth opposite its name on Schedule II hereto under the Term Loan Commitment column or set forth in a Lender Assignment Agreement under the applicable Term Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.  A Lender shall not have any Closing Date Term B Commitment or Delayed Draw Term B Commitment if its percentage under such applicable Term Loan Commitment column is zero.

“Term Loans” means, collectively, the Closing Date Term B Loans, the Delayed Draw Term B Loans and, unless the context shall otherwise require, any Incremental Term Loans made pursuant to an Incremental Term Loan Assumption Agreement.

“Term Note” means a joint and several promissory note of the Borrowers payable to any Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from outstanding Closing Date Term B Loans or Delayed Draw Term B Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Termination Date” means the date on which all monetary Obligations (other than claims for indemnification, gross-up or similar claims not then asserted) have been paid in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized), all Rate Protection Agreements have been terminated and all Commitments shall have terminated.

“Total Debt” means, on any date (a) the outstanding principal amount of all Indebtedness of the Borrowers and their Subsidiaries of the type referred to in clause (a) (which, in the case of the Loans, shall be deemed to equal the average daily amount of the Loans outstanding for the

Fiscal Quarter ending on or immediately preceding the date of determination) minus the amount deposited in the Escrow Account on such date; (b) clause (b) (which, in the case of Letter of Credit Outstandings shall be deemed to equal the average daily amount of Letter of Credit Outstandings for the Fiscal Quarter ending on or immediately preceding the date of determination); (c) clause (c) and clause (f), in each case of the definition of “Indebtedness” (exclusive of intercompany Indebtedness between any of the Borrowers and the Subsidiaries); and (d) any Contingent Liability in respect of any of the foregoing.

“Total Exposure Amount” means, on any date of determination (and without duplication), the outstanding principal amount of all Loans, the aggregate amount of all Letter of Credit Outstandings and the unfunded amount of the Commitments.

“Trademark Security Agreement” means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form attached as an exhibit to the Security Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

“Transaction” means, collectively, the Refinancing, the Closing Dividend Payment, the Acquisition, the Equity Contribution, the Cash Contribution, the making by the Lenders of Credit Extensions on the Closing Date and Acquisition Date, Hedging Obligations and each of the other transactions contemplated hereby.

 “Transaction Documents” means, collectively, the Purchase Agreement and all exhibits and schedules thereto, the Escrow Agreement and the Contribution Agreements, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with Section 7.2.12.

“Transaction Expenses” means the aggregate amount of fees and expenses payable as a result of, and in connection with, the Transaction.

“type” means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

“UCC”  means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

“United States” or “U.S.” means the United States of America, its fifty states and the District of Columbia.

“U.S. Subsidiary” means any Subsidiary that is incorporated or organized under the laws of the United States, a state thereof or the District of Columbia.

“Voting Securities” means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

“Welfare Plan” means a “welfare plan”, as such term is defined in Section 3(1) of ERISA.

“wholly owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, all of the outstanding Capital Securities of which (other than any director’s qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by such Persons.

SECTION 1.2.  Use of Defined Terms.  Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule.

SECTION 1.3.  Cross-References.  Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

SECTION 1.4.  Accounting and Financial Determinations.  Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 7.2.4 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles (“GAAP”) applied in the preparation of the financial statements referred to in Section 5.1.6 and Section 5.2.8.  Unless otherwise expressly provided, all financial covenants and defined financial terms shall be computed on a consolidated basis for Holdings and its Subsidiaries, in each case without duplication.

ARTICLE II
COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND LETTERS OF CREDIT

SECTION 2.1.  Commitments.  On the terms and subject to the conditions of this Agreement, the Lenders and the Issuers severally agree to make Credit Extensions as set forth below.

SECTION 2.1.1.  Revolving Loan Commitment and Swing Line Loan Commitment.  From time to time on any Business Day occurring from and after the Effective Date but prior to the Revolving Loan Commitment Termination Date,

(a)  each Lender that has a (i) a Revolving Loan Commitment (referred to as a “Revolving Loan Lender”), agrees that it will make loans (relative to such Lender, its “Revolving Loans”) to the Borrowers equal to such Lender’s Revolving Loan Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrowers to be made on such day; provided that, prior to the Acquisition Date, no

Revolving Loan Lender shall be permitted or required to make any Revolving Loan if the aggregate outstanding Revolving Loans at such time equals $15,000,000; and

(b)  the Swing Line Lender agrees that it will make loans (its “Swing Line Loans”) to the Borrowers equal to the principal amount of the Swing Line Loan requested by the Borrowers to be made on such day.

On the terms and subject to the conditions hereof, the Borrowers may from time to time borrow, prepay and reborrow Revolving Loans and Swing Line Loans.  No Revolving Loan Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans of such Revolving Loan Lender, together with such Lender’s Revolving Loan Percentage of the aggregate amount of all Swing Line Loans and Letter of Credit Outstandings, would exceed such Lender’s Revolving Loan Percentage of the then existing Revolving Loan Commitment Amount.  Furthermore, the Swing Line Lender shall not be permitted or required to make Swing Line Loans if, after giving effect thereto, (i) the aggregate outstanding principal amount of all Swing Line Loans would exceed the then existing Swing Line Loan Commitment Amount or (ii) unless otherwise agreed to by the Swing Line Lender, in its sole discretion, the sum of all Swing Line Loans and Revolving Loans made by the Swing Line Lender plus the Swing Line Lender’s Revolving Loan Percentage of the aggregate amount of Letter of Credit Outstandings would exceed the Swing Line Lender’s Revolving Loan Percentage of the then existing Revolving Loan Commitment Amount.

SECTION 2.1.2.  Letter of Credit Commitment.  From time to time on any Business Day occurring from the Closing Date but three days prior to the Revolving Loan Commitment Termination Date, the relevant Issuer agrees that it will:

(a)  issue one or more standby letters of credit (relative to such Issuer, its “Letter of Credit”) for the account of the Borrowers or any Subsidiary Guarantor in the Stated Amount requested by the Borrowers on such day; or

(b)  extend the Stated Expiry Date of an existing standby Letter of Credit previously issued hereunder.

No Issuer shall be permitted or required to issue any Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Letter of Credit Outstandings would exceed the Letter of Credit Commitment Amount or (ii) the sum of the aggregate amount of all Letter of Credit Outstandings plus the aggregate principal amount of all Revolving Loans and Swing Line Loans then outstanding would exceed the Revolving Loan Commitment Amount.

SECTION 2.1.3.  Term Loan Commitment.  In two Borrowings (each of which shall be a Business Day), the first Borrowing occurring on the Closing Date and the second Borrowing occurring on the Acquisition Date, each Lender that has a Term Loan Commitment agrees that it will:

(a)  make loans (relative to such Lender, its “Closing Date Term B Loans”) to Sabre equal to such Lender’s Term Loan Percentage of the aggregate amount of the Borrowing of Closing Date Term B Loans requested by the Borrowers to be made on such day; or

(b)  make loans (relative to such Lender, its “Delayed Draw Term B Loans”) to the Borrowers equal to such Lender’s Term Loan Percentage of the aggregate amount of the Borrowing of Delayed Draw Term B Loans requested by the Borrowers to be made on such day.

No amounts paid or prepaid with respect to Term Loans may be reborrowed.

SECTION 2.2.  Reduction of the Commitment Amounts.  The Commitment Amounts are subject to reduction from time to time as set forth below.

SECTION 2.2.1.  Optional.  The Borrowers may, from time to time on any Business Day occurring after the Effective Date, voluntarily reduce the amount of the Revolving Loan Commitment Amount, the Swing Line Loan Commitment Amount or the Letter of Credit Commitment Amount on the Business Day so specified by the Borrowers; provided that, all such reductions shall require at least one Business Day’s prior notice to the Administrative Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000.  Any optional or mandatory reduction of the Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Revolving Loan Commitment Amount below the sum of (i) the Swing Line Loan Commitment Amount and (ii) the Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Swing Line Loan Commitment Amount and/or Letter of Credit Commitment Amount (as directed by the Borrowers in a notice to the Administrative Agent delivered together with the notice of such voluntary reduction in the Revolving Loan Commitment Amount) to an aggregate amount not in excess of the Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Swing Line Lender or any Issuer.

SECTION 2.2.2.  Mandatory.  The Revolving Loan Commitment Amount shall be reduced as set forth below.

(a)  Following the prepayment in full of the Term Loans, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced on the date the Term Loans would otherwise have been required to be prepaid with any Net Equity Proceeds, Net Debt Proceeds, Net Disposition Proceeds or Net Casualty Proceeds in an amount equal to the amount by which the Term Loans would otherwise be required to be prepaid if Term Loans had been outstanding; provided that the Revolving Loan Commitment Amount shall not be reduced to less than $10,000,000 pursuant to this clause (a).

(b)  In the event that the Acquisition is not consummated on or prior to the Additional Revolving Loan Commitment Termination Date, the Revolving Loan Commitment Amount shall, without any further action, automatically and permanently be reduced to $15,000,000 on such date.

SECTION 2.3.  Borrowing Procedures.  Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lender in accordance with Section 2.3.2.

SECTION 2.3.1.  Borrowing Procedure.  In the case of Loans (other than Swing Line Loans), by delivering a Borrowing Request to the Administrative Agent on or before 10:00 a.m. on a Business Day, the Borrowers may from time to time irrevocably request, on not less than one Business Day’s notice in the case of Base Rate Loans, or three Business Days’ notice in the case of LIBO Rate Loans, and in either case not more than five Business Days’ notice, that a Borrowing be made, in the case of LIBO Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $500,000, in the case of Base Rate Loans, in a minimum amount of $1,000,000 and an integral multiple of $500,000 or, in either case, in the unused amount of the applicable Commitment; provided that, all of the Loans made on the Closing Date shall be made as Base Rate Loans.  On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request.  In the case of other than Swing Line Loans, on or before 11:00 a.m. on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the Administrative Agent same day funds in an amount equal to such Lender’s Percentage of the requested Borrowing.  Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders.  To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrowers by wire transfer to the accounts the Borrowers shall have specified in its Borrowing Request.  No Lender’s obligation to make any Loan shall be affected by any other Lender’s failure to make any Loan.

SECTION 2.3.2.  Swing Line Loans; Participations, etc.  Swing Line Loans shall be made in accordance with the following terms.

(a)  By telephonic notice to the Swing Line Lender on or before 12:00 noon on a Business Day (followed (within one Business Day) by the delivery of a confirming Borrowing Request), the Borrowers may from time to time irrevocably request that Swing Line Loans be made by the Swing Line Lender in an aggregate minimum principal amount of $500,000 and an integral multiple of $100,000.  All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into LIBO Rate Loans.  The proceeds of each Swing Line Loan shall be made available by the Swing Line Lender to the Borrowers by wire transfer to the account the Borrowers shall have specified in its notice therefor by the close of business on the Business Day telephonic notice is received by the Swing Line Lender.  Upon the making of each Swing Line Loan, and without further action on the part of the Swing Line Lender or any other Person, each Revolving Loan Lender (other than the Swing Line Lender) shall be deemed to have irrevocably purchased, to the extent of its Revolving Loan Percentage, participation interest in such Swing Line Loan, and such Revolving Loan Lender, shall, to the extent of its Revolving Loan Percentage be responsible for reimbursing within one Business Day the Swing Line Lender for Swing Line Loans which have not been reimbursed by the Borrowers in accordance with the terms of this Agreement.

(b)  If (i) any Swing Line Loan shall be outstanding for more than four Business Days, (ii) any Swing Line Loan is or will be outstanding on a date when the Borrowers request that a Revolving Loan be made, or (iii) any Default shall occur and be continuing, then each Revolving Loan Lender (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the Swing Line Lender, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in an amount equal to such Lender’s Revolving Loan Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans hereinafter referred to as the “Refunded Swing Line Loans”).  On or before 11:00 a.m. on the first Business Day following receipt by each Revolving Loan Lender of a request to make Revolving Loans as provided in the preceding sentence, each Revolving Loan Lender shall deposit in an account specified by the Swing Line Lender the amount so requested in same day funds and such funds shall be applied by the Swing Line Lender to repay the Refunded Swing Line Loans.  At the time the Revolving Loan Lenders make the above referenced Revolving Loans the Swing Line Lender shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, Revolving Loans in an amount equal to the Swing Line Lender’s Revolving Loan Percentage of the aggregate principal amount of the Refunded Swing Line Loans.  Upon the making (or deemed making, in the case of the Swing Line Lender) of any Revolving Loans pursuant to this clause, the amount so funded shall become an outstanding Revolving Loan and shall no longer be owed as a Swing Line Loan.  All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lender) pursuant to this clause shall be appropriately adjusted to reflect the period of time during which the Swing Line Lender had outstanding Swing Line Loans in respect of which such Revolving Loans were made.  Each Revolving Loan Lender’s obligation to make the Revolving Loans referred to in this clause shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any Swing Line Loan; (v) any breach of any Loan Document by any Person; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

SECTION 2.4.  Continuation and Conversion Elections.  By delivering a Continuation/Conversion Notice to the Administrative Agent on or before 10:00 a.m. on a Business Day, the Borrowers may from time to time irrevocably elect, on not less than three Business Day’s notice in the case of Base Rate Loans, or three Business Days’ notice in the case of LIBO Rate Loans, and in either case not more than five Business Days’ notice, that all, or any portion in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000 be, in the case of Base Rate Loans, converted into LIBO Rate Loans or be, in the case of LIBO Rate Loans, converted into Base Rate Loans or continued as LIBO Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided that, (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

SECTION 2.5.  Funding.  Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided that, such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrowers to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility.  In addition, the Borrowers hereby consent and agree that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 and 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office’s interbank eurodollar market.

SECTION 2.6.  Issuance Procedures.  By delivering to the Administrative Agent an Issuance Request on or before 10:00 a.m. on a Business Day, the Borrowers may from time to time irrevocably request on not less than three nor more than ten Business Days’ notice, in the case of an initial issuance of a Letter of Credit and not less than three Business Days’ prior notice, in the case of a request for the extension of the Stated Expiry Date of a standby Letter of Credit (in each case, unless a shorter notice period is agreed to by the Issuer, in its sole discretion), that an Issuer issue, or extend the Stated Expiry Date of, a Letter of Credit in such form as may be requested by the Borrowers and approved by such Issuer, solely for the purposes described in Section 7.1.7.  Each Letter of Credit shall by its terms be stated to expire on a date (its “Stated Expiry Date”) no later than the earlier to occur of (i) the Revolving Loan Commitment Termination Date or (ii) (unless otherwise agreed to by an Issuer, in its sole discretion), one year from the date of its issuance.  Each Issuer will make available to the beneficiary thereof the original of the Letter of Credit which it issues.

SECTION 2.6.1.  Other Lenders Participation.  Upon the issuance of each Letter of Credit, and without further action, each Revolving Loan Lender (other than the Issuer) shall be deemed to have irrevocably purchased, to the extent of its Revolving Loan Percentage, a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Revolving Loan Lender shall, to the extent of its Revolving Loan Percentage, reimburse the Issuer within one Business Day following receipt of a notice pursuant to this Section for Reimbursement Obligations which have not been reimbursed by the Borrowers in accordance with Section 2.6.3.  In addition, such Revolving Loan Lender shall, to the extent of its Revolving Loan Percentage, be entitled to receive a ratable portion of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each Letter of Credit (other than the issuance fees payable to the Issuer of such Letter of Credit pursuant to the last sentence of Section 3.3.3) and of interest payable pursuant to Section 3.2 with respect to any Reimbursement Obligation.  To the extent that any Revolving Loan Lender has reimbursed any Issuer for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the Borrowers or otherwise) in respect of such Disbursement.

SECTION 2.6.2.  Disbursements.  An Issuer will notify the Borrowers and the Administrative Agent promptly of the presentment for payment of any Letter of Credit issued by such Issuer, together with notice of the date (the “Disbursement Date”) such payment shall be made (each such payment, a “Disbursement”).  Subject to the terms and provisions of such Letter of Credit and this Agreement, the applicable Issuer shall make such payment to the beneficiary

(or its designee) of such Letter of Credit.  Prior to 11:00 a.m. on the first Business Day following the Disbursement Date, the Borrowers will reimburse the Administrative Agent (which may be financed by a Revolving Loan or Swing Line Loan), for the account of the applicable Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit, together with interest thereon equal to the rate per annum then in effect for Base Rate Loans (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to clause (a) of Section 3.2.1 for the period from the Disbursement Date through the date of such reimbursement.  Without limiting in any way the foregoing and notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, each Borrower hereby acknowledges and agrees that it shall be obligated jointly and severally to reimburse the applicable Issuer upon each Disbursement of a Letter of Credit, and it shall be deemed to be the obligor for purposes of each such Letter of Credit issued hereunder (whether the account party on such Letter of Credit is a Borrower or a Subsidiary Guarantor).

SECTION 2.6.3.  Reimbursement.  The obligation (a “Reimbursement Obligation”) of the Borrowers under Section 2.6.2 to reimburse an Issuer with respect to each Disbursement (including interest thereon), and, upon the failure of the Borrowers to reimburse an Issuer, each Revolving Loan Lender’s obligation under Section 2.6.1 to reimburse an Issuer, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrowers or such Revolving Loan Lender, as the case may be, may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in such Issuer’s good faith and reasonable opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit; provided that, after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of the Borrowers or such Lender, as the case may be, to commence any proceeding against an Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct on the part of such Issuer.

SECTION 2.6.4.  Deemed Disbursements.  Upon the occurrence and during the continuation of any Default under Section 8.1.9 or upon notification by the Administrative Agent (acting at the direction of the Required Lenders) to the Borrowers of their obligations under this Section, following the occurrence and during the continuation of any other Event of Default,

(a)  the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to the Borrowers or any other Person, be deemed to have been paid or disbursed by the Issuers of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed); and

(b)  the Borrowers shall be immediately obligated to reimburse the Issuers for the amount deemed to have been so paid or disbursed by such Issuers.

Amounts payable by the Borrowers pursuant to this Section shall be deposited in immediately available funds with the Administrative Agent and held as collateral security for the Reimbursement Obligations.  When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the Administrative Agent shall return to the Borrowers all amounts then on deposit with the Administrative Agent pursuant to this Section which have not been applied to the satisfaction of the Reimbursement Obligations.

SECTION 2.6.5.  Nature of Reimbursement Obligations.  Each Borrower, each other Obligor and, to the extent set forth in Section 2.6.1, each Revolving Loan Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof.  No Issuer (except to the extent of its own gross negligence or willful misconduct) shall be responsible for:

(a)  the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

(b)  the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

(c)  failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

(d)  errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

(e)  any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted to any Issuer or any Revolving Loan Lender hereunder.  In furtherance and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by an Issuer in good faith (and not constituting gross negligence or willful misconduct) shall be binding upon each Obligor and each such Secured Party, and shall not put such Issuer under any resulting liability to any Obligor or any Secured Party, as the case may be.

SECTION 2.7.  Register; Notes.  The Register shall be maintained on the following terms.

(a)  Each Borrower hereby designates the Administrative Agent to serve as such Borrower’s agent, solely for the purpose of this clause, to maintain a register (the “Register”) on which the Administrative Agent will record each Lender’s Commitment, the Loans made by each Lender and each repayment in respect of the principal amount of the Loans, annexed to which the Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the Administrative Agent pursuant to Section 10.11.  Failure to make any recordation, or any error in such recordation, shall not affect any Obligor’s Obligations.  The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person in whose name a Loan is registered (or, if applicable, to which a Note has been issued) as the owner thereof for the purposes of all Loan Documents, notwithstanding notice or any provision herein to the contrary.  Any assignment or transfer of a Commitment or the Loans made pursuant hereto shall be registered in the Register only upon delivery to the Administrative Agent of a Lender Assignment Agreement that has been executed by the requisite parties pursuant to Section 10.11.  No assignment or transfer of a Lender’s Commitment or Loans shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section.

(b)  Each Borrower agrees that, upon the request to the Administrative Agent by any Lender, such Borrower will execute and deliver to such Lender a Note evidencing the Loans made by, and payable (jointly and severally among the Borrowers) to the order of, such Lender in a maximum principal amount equal to such Lender’s Percentage of the original applicable Commitment Amount.  Each Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Loans evidenced thereby.  Such notations shall, to the extent not inconsistent with notations made by the Administrative Agent in the Register, be conclusive and binding on each Obligor absent manifest error; provided that, the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Obligor.

SECTION 2.8.  Incremental Credit Extensions.  (a)  The Borrowers may at any time or from time to time after the Closing Date (but no more than twice over the term of this Agreement), by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request one or more Incremental Term Loan Commitments, provided that any such request shall be conditioned upon the following:

(i)                                     the aggregate amount of Incremental Term Loan Commitments that may be requested by the Borrowers may not exceed $15,000,000;

(ii)                                  each notice delivered by the Borrowers to the Administrative Agent shall specify (A) the date on which Borrower proposes that the Incremental Term Loan Commitments shall be effective, which shall be a date not less than 10 days nor more than 21 days after the date on which such notice is delivered to the Administrative Agent, (B) the amount of the Incremental Term Loan Commitments being requested (which requests shall be in minimum increments of $1,000,000 and a minimum amount of $1,000,000) and (C) the use of proceeds of the requested Incremental Term Loans;

(iii)                               at the time of any such request, after giving effect to the effectiveness of any Incremental Amendment referred to below and after giving effect to the establishment of the Incremental Term Loan Commitments, the incurrence of the Incremental Term Loans, no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

(iv)                              the Borrowers shall be in pro forma compliance with the financial covenants set forth in Section 7.2.4 as at the end of the most recent four consecutive fiscal quarter period for which financial statements are required to be delivered pursuant to Section 7.1.1 prior to the date of the making of the Incremental Term Loans (giving effect to the incurrence of the Incremental Term Loans as if it had occurred on the first day of such four consecutive fiscal quarter period and giving effect to any other appropriate pro forma calculations, including any acquisitions or dispositions occurring after the beginning of such four consecutive fiscal quarter period but prior to or simultaneous with the borrowing of such Incremental Term Loans), and in any event calculated in a manner consistent with the financial statements described in Section 6.5.

The Incremental Term Loans (a) shall rank pari passu in right of payment and of security with the Revolving Loans and the existing Term Loans, (b) shall not mature earlier than the Stated Maturity Date for Term Loans and (c) shall be treated the same as the existing Term Loans (in each case, including with respect to scheduled amortization and mandatory and voluntary prepayments; it being understood that scheduled payments and prepayments shall be applied pro rata to the Incremental Term Loans based on the aggregate principal amount of existing Term Loans and Incremental Term Loans then outstanding and in accordance with the terms of Sections 4.7), provided that the interest rates applicable to the Incremental Term Loans (including any original issue discount, fees or other compensation paid in respect thereof) shall be determined by the Borrowers and the lenders thereof.  The foregoing notwithstanding, if the effective per annum yield of the Incremental Term Loans exceeds by more than 0.25% per annum the effective per annum yield of the Term Loans already outstanding (taking into consideration applicable interest rates, any original issue discount, fees and all other compensation paid to the lenders (including any existing Lenders) providing the Incremental Term Loans), each Borrower agrees, as a further condition precedent to the establishment of the Incremental Term Loan Commitments and the incurrence of the Incremental Term Loans, to enter into an amendment to this Agreement, in form and substance satisfactory to the Administrative Agent, to increase the interest rate, fees or other compensation payable to the existing Term Loan Lenders such that the existing Term Loan Lenders receive the same compensation as is to be provided to the lenders providing the Incremental Term Loan Commitments.

(b)                                 Incremental Term Loan Commitments may be made by any existing Lender (although no Lender shall have any right or obligation to provide an Incremental Term Loan Commitment) or by any other bank or other lender (any such other bank or other lender being called an “Additional Lender”), provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to such Lender’s or Additional Lender’s establishing an Incremental Term Loan Commitment if such consent would be required under Section 10.11 for an assignment of Loans to such Lender or Additional Lender.  Each Borrower and each Incremental Term Loan Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Loan Lender.  Each Incremental Term Loan Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder (which terms, to the extent inconsistent with the terms under this Agreement, shall be reasonably satisfactory to the Administrative Agent). As a condition to the effectiveness of any Incremental

Term Loan Assumption Agreement, all fees and expenses owing in respect of such Incremental Term Loans shall have been paid to the Lenders and/or the Additional Lenders, as applicable.  Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, Incremental Term Loan Commitments thereunder shall be deemed to be Commitments under this Agreement, and this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment evidenced thereby and any increase to the Applicable Margins required by the foregoing provisions of this Section 2.8.  Any such deemed amendment may be memorialized in writing by the Administrative Agent and the Borrowers and furnished to the other parties hereto.

ARTICLE III
REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1.  Repayments and Prepayments; Application.  Each Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

SECTION 3.1.1.  Repayments and Prepayments.  The Borrowers shall, jointly and severally, repay in full the unpaid principal amount of each Loan upon the applicable Stated Maturity Date therefor.  Prior thereto, payments and prepayments of the Loans shall or may be made as set forth below.

(a)  From time to time on any Business Day, the Borrowers may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

(i)  Loans (other than Swing Line Loans); provided that, (A) any such prepayment of the Term Loans shall be made pro rata among Closing Date Term B Loans and Delayed Draw Term B Loans, and pro rata among Closing Date Term B Loans and Delayed Draw Term B Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term Loans (applied to the remaining amortization payments for the Closing Date Term B Loans and the Delayed Draw Term B Loans, as the case may be, in such amounts as the Borrowers shall determine) and any such prepayment of Revolving Loans shall be made pro rata among the Revolving Loans of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans; (B) all such voluntary prepayments shall require at least one but no more than five Business Days’ prior notice to the Administrative Agent; and (C) all such voluntary partial prepayments shall be, in the case of LIBO Rate Loans, in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000 and, in the case of Base Rate Loans, in an aggregate minimum amount of $500,000 and an integral multiple of $100,000; and

(ii)  Swing Line Loans; provided that, (A) all such voluntary prepayments shall require prior telephonic notice to the Swing Line Lender on or before 1:00 p.m. on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and (B) all such voluntary partial prepayments shall be in an aggregate minimum amount of $200,000 and an integral multiple of $100,000.

(b)  On each date when the sum of (i) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans and (ii) the aggregate amount of all Letter of Credit Outstandings exceeds the Revolving Loan Commitment Amount (as it may be reduced from time to time pursuant to this Agreement), the Borrowers shall make a mandatory prepayment of Revolving Loans or Swing Line Loans (or both) and, if necessary, Cash Collateralize all Letter of Credit Outstandings, in an aggregate amount equal to such excess.

(c)  On the applicable Stated Maturity Date for Term Loans and on each Quarterly Payment Date occurring during the period set forth below, the Borrowers, jointly and severally, shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Term Loans as follows: (a) if the Acquisition is consummated, in an amount equal to the percentage of the aggregate outstanding principal amount of Closing Date Term B Loans and Delayed Draw Term B Loans (immediately after the making of the Delayed Draw Term B Loans on the Acquisition Date) set forth in Table A below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable, and (b) if the Acquisition is not consummated by the Delayed Draw Term B Commitment Termination Date, in an amount equal to the percentage of the aggregate outstanding principal amount of Closing Date Term B Loans (immediately after the making of the Closing Date Term B Loans on the Closing Date) set forth in Table B below opposite the Stated Maturity Date or such Quarterly Payment Date, as applicable:

TABLE A

Period	Percentage of Required Principal Repayment if Acquisition is Consummated

October 31, 2007 through (and including) March 31, 2014	0.25%

Stated Maturity Date for Term Loans if Acquisition is consummated	93.50% or the then outstanding principal amount of all Term Loans, if different.

TABLE B

Period	Percentage of Required Principal Repayment if Acquisition is Not Consummated

October 31, 2007 through (and including) March 31, 2012	0.25%

Stated Maturity Date for Term Loans if Acquisition is not consummated	95.50% or the then outstanding principal amount of all Term Loans, if different.

; provided that with respect to each of Table A and Table B set forth above, each remaining amortization amount of Term Loans occurring after the date of the making of an Incremental Term Loan will be increased pro rata by the aggregate principal amount of any Incremental Term Loans based on the percentage of the original principal amount of Term Loans payable on such Quarterly Payment Date, with any excess due and payable on the applicable Stated Maturity Date for Term Loans.

(d)  Concurrently with the receipt by any Borrower of any Net Equity Proceeds (other than (i) Net Equity Proceeds used within five Business Days following receipt for a Permitted Acquisition or (ii) the issuance of Capital Securities pursuant to the Cure Right) or Net Debt Proceeds, the Borrowers, jointly and severally, shall make a mandatory prepayment of the Loans in an amount equal to 50% of such Net Equity Proceeds and 100% of such Net Debt Proceeds.

(e)  Within three Business Days following any Borrower’s or any Subsidiary’s receipt of Net Disposition Proceeds or Net Casualty Proceeds, the Borrowers, jointly and severally, shall prepay outstanding Loans in an amount equal to such Net Disposition Proceeds or Net Casualty Proceeds; provided that (except in the case of the Shreveport Sale-Leaseback), if an Authorized Officer of any Borrower delivers to the Administrative Agent a certificate on or prior to the date that a prepayment would otherwise be required pursuant to the foregoing certifying that the Borrowers intend to apply all or a portion of the Net Disposition Proceeds or Net Casualty Proceeds (with the amount to be reinvested referred to as the “Reinvestment Amount”) (i) if such proceeds arise from the Alvarado Sale-Leaseback, within 360 days, and (ii) otherwise (except in the case of the Shreveport Sale-Leaseback), within 180 days, in each case following receipt of such proceeds to acquire property (including in connection with a Permitted Acquisition) that will be subject to a Lien under a Loan Document, and certifying that no Default has occurred and is continuing, then no prepayment of the Reinvestment Amount shall be required pursuant to this clause until the expiration of such 360- or 180-day period, as the case may be, at which time a prepayment shall be required in an amount equal to the Net Disposition Proceeds or Net Casualty Proceeds that have not been so applied.  Net Disposition Proceeds from the Shreveport Sale Lease-Back shall not be entitled to be reinvested in accordance with the foregoing terms.

(f)  Within 90 days after the close of each Fiscal Year (beginning with the close of the 2008 Fiscal Year) the Borrowers, jointly and severally, shall make a mandatory prepayment of the Loans in an amount equal to (i) the ECF Percentage of the Excess Cash Flow (if any) for such Fiscal Year minus (ii) the aggregate amount during such Fiscal Year of voluntary prepayments of outstanding Term Loans and, to the extent such prepayments reduce the Revolving Loan Commitment Amount, outstanding Revolving Loans.

(g)  Concurrently with the receipt by any Borrower of any proceeds from a working capital adjustment to the purchase price of the Acquisition under the terms of the Purchase Agreement, the Borrowers, jointly and severally, shall make a mandatory prepayment of the Loans in an amount equal to 50% of such proceeds.

(h)  Immediately upon any acceleration of the Stated Maturity Date of any Loans pursuant to Section 8.2 or Section 8.3, the Borrowers, jointly and severally, shall repay all the Loans, unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

(i)  In the event that Incremental Term Loans are outstanding, the Borrowers, jointly and severally, agree to repay such Incremental Term Loans on the Incremental Term Loan Maturity Date and on each Incremental Term Loan Repayment Date, as set forth in the applicable Incremental Term Loan Assumption Agreement.

(j)  The Borrowers shall make, or cause to be made, a mandatory prepayment of the Term Loans in an amount equal to 70% of the Escrow Amount to which the Obligors are entitled to, and which they do, receive pursuant to the terms of the Purchase Agreement, within one Business Day following the date on which such Obligor receives any funds from the Escrow Account.

(k)  Within fifteen (15) days of the Closing Date, the Borrowers shall make, or cause to be made, a mandatory prepayment of the Term Loans in an amount equal to 100% of the amount of funds contained in the Escrow Account, which amount shall equal no less than the difference between $5,000,000 and the amount actually paid by the Borrowers with respect to the Existing Seller Notes.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.

SECTION 3.1.2.  Application.  Amounts prepaid pursuant to Section 3.1.1 shall be applied as set forth in this Section.

(a)  Subject to clause (b), each prepayment or repayment of the principal of the Loans shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, subject to the terms of Section 4.4, to the principal amount thereof being maintained as LIBO Rate Loans.

(b)  Each prepayment of the Loans made pursuant to clauses (d), (e), (f) and (g) of Section 3.1.1 shall be applied (i) first, pro rata to a mandatory prepayment of the outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied to the remaining Term Loan amortization payments, in inverse order in accordance with the amount of each such remaining Term Loan amortization payment), and (ii) second, once all Term Loans have been repaid in full, to the repayment of any outstanding Revolving Loans until paid in full, and then to Cash Collateralize Letters of Outstandings.

(c)  Notwithstanding the foregoing clause (b), each Term Loan Lender may reject all or a portion of its Term Loan Percentage of any mandatory prepayment amount in excess of $25,000,000 (such declined amounts, the “Declined Proceeds”) to be made pursuant to clauses (d), (e), (f) and (g) of this Section 3.1.1 by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrowers no later than

5:00 p.m. (New York time) one Business Day after the date of such Term Loan Lender’s receipt of notice from the Administrative Agent regarding such prepayment.  Each Rejection Notice from a given Term Loan Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Term Loan Lender.  If a Term Loan Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans.  Any Declined Proceeds shall be offered to the Term Loan Lenders not so declining such prepayment on a pro rata basis in accordance with their respective Term Loan Percentage (with such non-declining Term Loan Lenders having the right to decline any prepayment with Declined Proceeds at the time and in the manner specified by the Administrative Agent).  To the extent such non-declining Term Loan Lenders elect to decline their pro rata share of such Declined Proceeds, any Declined Proceeds remaining thereafter shall be applied to the repayment of any outstanding Revolving Loans until paid in full, and then to Cash Collateralize Letters of Credit Outstandings.  Any Declined Proceeds remaining thereafter shall be retained by the Borrowers to be applied towards Capital Expenditures or Permitted Acquisitions made during the immediately succeeding Fiscal Year.

SECTION 3.2.  Interest Provisions.  Interest on the outstanding principal amount of the Loans shall accrue and be payable in accordance with the terms set forth below.

SECTION 3.2.1.  Rates.  Subject to Section 2.3.2, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrowers may elect that the Loans comprising a Borrowing accrue interest at a rate per annum:

(a)  on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; provided that, Swing Line Loans shall always accrue interest at the Alternate Base Rate plus the then effective Applicable Margin for Revolving Loans maintained as Base Rate Loans; and

(b)  on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

SECTION 3.2.2.  Post-Maturity Rates.  Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on the principal amount of any Loan or Reimbursement Obligation or any other monetary Obligation of the Borrowers at a rate per annum equal to (a) in the case of overdue principal on any Loan, the rate of interest that otherwise would be applicable to such Loan plus 2% per annum; and (b) in the case of overdue interest, fees, and other monetary Obligations, the Alternate Base Rate plus 2% per annum.

SECTION 3.2.3.  Payment Dates.  Interest accrued on each Loan shall be payable, without duplication:

(a)  on the Stated Maturity Date therefor;

(b)  on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

(c)  with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date;

(d)  with respect to LIBO Rate Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);

(e)  with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

(f)  on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

SECTION 3.3.  Fees.  The Borrowers, jointly and severally, agree to pay the fees set forth below.  All such fees shall be non-refundable.

SECTION 3.3.1.  Commitment Fee.  The Borrowers, jointly and severally, agree to pay to the Administrative Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrowers’ inability to satisfy any condition of Article V) (a) commencing on the Closing Date and continuing through the earlier of (i) the Acquisition Date and (ii) the Revolving Loan Commitment Termination Date, a commitment fee in an amount per annum equal to 0.50% on such Lender’s Percentage of the sum of the average daily unused portion of the Revolving Loan Commitment Amount less the average daily amount of the Letter of Credit Outstandings; (b) commencing on the date on which such Lender becomes a “Lender of Record” in respect of the Delayed Draw Term B Commitment and continuing through the earlier of (i) the Acquisition Date and (ii) the Delayed Draw Term B Commitment Termination Date, a commitment fee in an amount per annum equal to 1.00% on such Lender’s Percentage of the sum of the average daily unused portion of the Delayed Draw Term B Commitment Amount; and (c) commencing on the Acquisition Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee in an amount per annum equal to the Applicable Commitment Fee on such Lender’s Percentage of the sum of the average daily unused portion of the applicable Commitment Amount less the average daily amount of the Letter of Credit Outstandings.  All commitment fees payable pursuant to this Section shall be calculated on a year comprised of 360 days and payable by the Borrowers in arrears on (a) the Revolving Loan Commitment Termination Date, in the case of clause (a)

above, (b) the Delayed Draw Term B Commitment Termination Date, in the case of clause (b) above and (c) each Quarterly Payment Date, in the case of clause (c) above, commencing with the first Quarterly Payment Date following the Effective Date, and on the Revolving Loan Commitment Termination Date.  The making of Swing Line Loans shall not constitute usage of the Revolving Loan Commitment with respect to the calculation of commitment fees to be paid by the Borrowers to the Lenders.

SECTION 3.3.2.  Administrative Agent’s and Lead Arranger’s Fee.  The Borrowers, jointly and severally, agree to pay to the Administrative Agent and the Lead Arranger, for its own account, as applicable, the fees in the amounts and on the dates set forth in the Fee Letter.

SECTION 3.3.3.  Letter of Credit Fee.  The Borrowers, jointly and severally, agree to pay to the Administrative Agent, for the pro rata account of the applicable Issuer and each Revolving Loan Lender, a Letter of Credit fee in a per annum amount equal to the then effective Applicable Margin for Revolving Loans maintained as LIBO Rate Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Revolving Loan Commitment Termination Date.  Each Borrower further agrees to pay to the applicable Issuer quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit and on the Revolving Loan Commitment Termination Date an issuance fee as specified in the Fee Letter or as otherwise agreed to by the Borrowers and such Issuer.

SECTION 3.4.  Guaranty.  Each Borrower hereby jointly and severally, absolutely, unconditionally and irrevocably guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations; provided that each Borrower shall only be liable under this Agreement for the maximum amount of such liability that can be hereby incurred without rendering this Agreement, as it relates to such Borrower, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.  This guaranty constitutes a guaranty of payment when due and not of collection, and each Borrower specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor or any other Person before or as a condition to the obligations of such Borrower hereunder.

SECTION 3.4.1.  Guaranty Absolute, etc.  The guaranty agreed to above shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date.  Each Borrower jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of each Loan Document under which such Obligations arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto.  The liability of each Borrower under this Agreement shall be joint and several, absolute, unconditional and irrevocable irrespective of (a) any lack of validity, legality or enforceability of any Loan Document; (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii)  to exercise any right or remedy against any other guarantor (including any Obligor) of, or collateral securing, any Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation; (d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise; (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document; (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

SECTION 3.4.2.  Reinstatement, etc.  Each Borrower agrees that its guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy or reorganization of any other Borrower, any other Obligor or otherwise, all as though such payment had not been made.

SECTION 3.4.3.  Waiver, etc.  Each Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

SECTION 3.4.4.  Postponement of Subrogation, etc.  Each Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall any Borrower seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made hereunder, under any other Loan Document or otherwise, until following the Termination Date.  Any amount paid to any Borrower on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Borrower (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 4.7; provided that if (a) any Borrower has made payment to the Secured Parties of all or any part of the Obligations and (b) the Termination Date has occurred, then at such Borrower’s request, the Administrative Agent, (on behalf of the Secured Parties) will, at the expense of such Borrower, execute and deliver to such Borrower appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Borrower of an interest in the Obligations resulting from such payment.  In furtherance of the foregoing, at all times prior to the Termination Date, each Borrower shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under any Loan Document to any Secured Party.

ARTICLE IV
CERTAIN LIBO RATE AND OTHER PROVISIONS

SECTION 4.1.  LIBO Rate Lending Unlawful.  If any Lender shall determine (which determination shall, upon notice thereof to the Borrowers and the Administrative Agent, be conclusive and binding on the Borrowers) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue or convert any such LIBO Rate Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding LIBO Rate Loans payable to such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

SECTION 4.2.  Deposits Unavailable.  If the Administrative Agent shall have determined that

(a)  Dollar deposits in the relevant amount and for the relevant Interest Period are not available to it in its relevant market; or

(b)  by reason of circumstances affecting its relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans;

then, upon notice from the Administrative Agent to the Borrowers and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

SECTION 4.3.  Increased LIBO Rate Loan Costs, etc.  The Borrowers, jointly and severally, agree to reimburse each Lender and Issuer for any increase in the cost to such Lender or Issuer of, or any reduction in the amount of any sum receivable by such Secured Party in respect of, such Secured Party’s Commitments and the making of Credit Extensions hereunder (including the making, continuing or maintaining (or of its obligation to make or continue) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation or phase-in after the Closing Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by Sections 4.5 and 4.6, respectively.  Each affected Secured Party shall promptly notify the Administrative Agent and the Borrowers in writing of the occurrence of any such event, stating the reasons therefor and the additional amount required fully to compensate such Secured Party for such increased cost or reduced amount.  Such additional amounts shall be payable by the Borrowers directly to such Secured Party within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

SECTION 4.4.  Funding Losses.  In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

(a)  any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Article III or otherwise;

(b)  any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or

(c)  any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the Borrowers (with a copy to the Administrative Agent), the Borrowers shall, within five days of its receipt thereof, jointly and severally, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense.  Such written notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

SECTION 4.5.  Increased Capital Costs.  If any change in, or the introduction, adoption, effectiveness, interpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority affects or would affect the amount of capital required or expected to be maintained by any Secured Party or any Person controlling such Secured Party, and such Secured Party determines (in good faith but in its sole and absolute discretion) that the rate of return on its or such controlling Person’s capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Secured Party is reduced to a level below that which such Secured Party or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Secured Party to the Borrowers, the Borrowers shall within five days following receipt of such notice, jointly and severally, pay directly to such Secured Party additional amounts sufficient to compensate such Secured Party or such controlling Person for such reduction in rate of return.  A statement of such Secured Party as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Borrowers.  In determining such amount, such Secured Party may use any method of averaging and attribution that it (in its sole and reasonable discretion) shall deem applicable.

SECTION 4.6.  Taxes.  Each Borrower covenants and agree as follows with respect to Taxes:

(a)  Any and all payments by the Borrowers under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes.  In the event that any Taxes are imposed and required to be deducted or withheld from any payment required to be made by any Obligor to or on behalf of any Secured Party under any Loan Document, then:

(i)  subject to clause (f), if such Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary so that such payment is made, after withholding or deduction for or on account of such Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

(ii)  the Borrowers shall withhold the full amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

(b)  In addition, the Borrowers shall, jointly and severally, pay all Other Taxes imposed to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

(c)  As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the Borrowers shall furnish to the Administrative Agent a copy of an official receipt (or a certified copy thereof) evidencing the payment of such Taxes or Other Taxes.  The Administrative Agent shall make copies thereof available to any Lender upon request therefor.

(d)  Subject to clause (f), the Borrowers shall, jointly and severally, indemnify each Secured Party for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Secured Party whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority.  Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed, and promptly upon notice thereof by any Secured Party, the Borrowers shall, jointly and severally, pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided that, no Secured Party shall be under any obligation to provide any such notice to the Borrowers).   In addition, the Borrowers shall indemnify each Secured Party for any incremental Taxes that may become payable by such Secured Party as a result of any failure of the Borrowers to pay any Taxes when due to the appropriate Governmental Authority or to deliver to the Administrative Agent, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes.  With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Secured Party or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Secured Party makes written demand therefor.  Each Borrower acknowledges that any payment made to any Secured Party or to any Governmental Authority in respect of the indemnification obligations of the Borrowers provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

(e)  Each Non-U.S. Lender, on or prior to the date on which such Non-U.S. Lender becomes a Lender hereunder (and from time to time thereafter upon the request of the Borrowers or the Administrative Agent, but only for so long as such Non-U.S. Lender is legally entitled to do so), shall deliver to the Borrowers and the Administrative Agent either (i) two duly completed copies of either (x) Internal Revenue Service Form W-8BEN claiming eligibility of the Non-U.S. Lender for benefits of an income tax treaty to which the United States is a party or (y) Internal Revenue Service Form W-8ECI, or in either case an applicable successor form; or (ii) in the case of a Non-U.S. Lender that is not legally entitled to deliver either form listed in clause (e)(i), (x) a certificate to the effect that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (referred to as an “Exemption Certificate”) and (y) two duly completed copies of  Internal Revenue Service Form W-8BEN or applicable successor form.

(f)  The Borrowers shall not be obligated to pay any additional amounts to any Lender pursuant to clause (a)(i), or to indemnify any Lender pursuant to clause (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of such Lender to deliver to the Borrowers the form or forms and/or an Exemption Certificate, as applicable to such Lender, pursuant to clause (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from U.S. federal withholding tax or the information or certifications made therein by the Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided that, the Borrowers shall be obligated to pay additional amounts to any such Lender pursuant to clause (a)(i), and to indemnify any such Lender pursuant to clause (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from U.S. federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any interpretation of any of the foregoing occurring after the Closing Date, which change rendered such Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from U.S. federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect, (ii) the redesignation of the Lender’s lending office was made at the request of the Borrowers or (iii) the obligation to pay any additional amounts to any such Lender pursuant to clause (a)(i) or to indemnify any such Lender pursuant to clause (d) is with respect to an Assignee Lender that becomes an Assignee Lender as a result of an assignment made at the request of the Borrowers.

(g)  In the event that an indemnification payment is made pursuant to clause (d) and the Borrowers make a written request to the Lender receiving such payment for its cooperation, such Lender shall cooperate with the Borrowers in challenging such Non-

Excluded Taxes or Other Taxes, provided that (i) the respective Lender reasonably determines in good faith that it will not suffer any adverse effect as a result thereof, (ii) all costs of such challenge are at the expense of the Borrowers, and (iii) the Borrowers determine in good faith that there is a reasonable basis to prevail in a challenge of such Non-Excluded Taxes.  In the event that any Lender or the Administrative Agent receives a refund in respect of Non-Excluded Taxes or Other Taxes as to which it has been paid additional amounts by the Borrowers pursuant to clause (a) or indemnified by the Borrowers pursuant to clause (d) and such Lender or the Administrative Agent, as applicable, determines in its sole, good faith judgment that such refund is attributable to such additional amounts or indemnification, then such Lender or Administrative Agent shall promptly notify the Administrative Agent and the Borrowers and shall within 30 Business Days remit to the Borrowers an amount as such Lender or Administrative Agent determines to be the proportion of the refunded amount as will leave it, after such remittance, in no better or worse position than it would have been if the Non-Excluded Taxes or Other Taxes had not been imposed and the corresponding additional amounts or indemnification payment not been made.  Neither the Lenders nor the Administrative Agent shall be obligated to disclose information regarding its tax affairs or computations to the Borrowers in connection with this clause (g) or any other provision of this Section.

SECTION 4.7.  Payments, Computations; Proceeds of Collateral, etc.  (a)  Unless otherwise expressly provided in a Loan Document, all payments by the Borrowers pursuant to each Loan Document shall be made by the Borrowers to the Administrative Agent for the pro rata account of the Secured Parties entitled to receive such payment.  All payments shall be made without setoff, deduction or counterclaim not later than 11:00 a.m. on the date due in same day or immediately available funds to such account as the Administrative Agent shall specify from time to time by notice to the Borrowers.  Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day.  The Administrative Agent shall promptly remit in same day funds to each Secured Party its share, if any, of such payments received by the Administrative Agent for the account of such Secured Party.  All interest (including interest on LIBO Rate Loans) and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (calculated at other than the Federal Funds Rate), 365 days or, if appropriate, 366 days).  Payments due on other than a Business Day shall (except as otherwise required by clause (c) of the definition of “Interest Period”) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

(b)  All amounts received as a result of the exercise of remedies under the Loan Documents (including from the proceeds of collateral securing the Obligations) or under applicable law shall be applied upon receipt to the Obligations as follows: (i) first, to the payment of all Obligations owing to the Administrative Agent, in its capacity as the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent), (ii) second, after payment in full in cash of the amounts specified in clause (b)(i), to the ratable payment of all interest (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar law, whether or not permitted as a claim under such law) and fees owing under the Loan Documents, and all costs and expenses owing to the Secured Parties pursuant to the terms of the Loan Documents, until paid in full in cash, (iii) third, after payment in full in cash of the amounts specified in clauses (b)(i) and (b)(ii), to the ratable payment of the principal amount of the Loans then outstanding, the aggregate Reimbursement Obligations then owing, the Cash Collateralization for contingent liabilities under Letter of Credit Outstandings and credit exposure owing to Secured Parties under Rate Protection Agreements, (iv) fourth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iii), to the ratable payment of all other Obligations owing to the Secured Parties, and (v) fifth, after payment in full in cash of the amounts specified in clauses (b)(i) through (b)(iv), and following the Termination Date, to each applicable Obligor or any other Person lawfully entitled to receive such surplus.  For purposes of clause (b)(iii), the “credit exposure” at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate (or, if applicable, currency) movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement.

(c)  Each Borrower acknowledges that the Lenders have agreed to the amount of the Applicable Margin and fees payable under the Loan Documents based upon, among other things, the delivery by the Obligors pursuant to Section 7.1.1 of accurate and actual reporting of results of operation, and that the financial covenant ratios set forth in a Compliance Certificate shall only be treated by the Secured Parties as presumptive evidence of such actual results.  If the actual Leverage Ratio for any period is higher than that set forth in a Compliance Certificate for such period, then the amount of interest and fees owing for such period shall be established by reference to the actual Leverage Ratio , and not the ratio set forth in the Compliance Certificate.  Promptly, and in any event within three days, following the earlier of (i) any Borrower’s receipt of a notice from the Administrative Agent pursuant to this clause or (ii) any Borrower’s knowledge that the Leverage Ratio for a particular period was higher than that reported in the Compliance Certificate for such period, the Borrowers shall pay to the Administrative Agent all unpaid interest and fees for such period based upon the actual Leverage Ratio.  In no event shall the Lenders be required to rebate interest or fees paid by the Borrowers, and the payment of incremental interest and fees pursuant to this clause shall not impair (and is without limitation of) the other rights and remedies of the Secured Parties under the Loan Documents.

SECTION 4.8.  Sharing of Payments.  If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties, such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; provided that, if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party’s ratable share (according to the proportion of (a) the amount of such selling Secured Party’s required repayment to the purchasing Secured Party to (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered.  Each Borrower agrees that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of such Borrower in the amount of such participation.  If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

SECTION 4.9.  Setoff.  Each Secured Party shall, upon the occurrence and during the continuance of any Default described in clauses (a) through (d) of Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Borrower hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with such Secured Party; provided that, any such appropriation and application shall be subject to the provisions of Section 4.8.  Each Secured Party agrees promptly to notify the Borrowers and the Administrative Agent after any such appropriation and application made by such Secured Party; provided that, the failure to give such notice shall not affect the validity of such setoff and application.  The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

ARTICLE V
CONDITIONS TO CREDIT EXTENSIONS

SECTION 5.1.  Initial Credit Extension on Closing Date.  The obligations of the Lenders and, if applicable, the Issuer, to make the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1 and Section 5.3.

SECTION 5.1.1.  Resolutions, etc.  The Lead Arranger shall have received from each Obligor, as applicable, (i) a copy of a good standing certificate from its jurisdiction of incorporation or organization, dated a date reasonably close to the Closing Date, for each such Person and (ii) a certificate, dated as of the Closing Date with counterparts for each Lender, duly executed and delivered by such Person’s Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

(a)  resolutions of each such Person’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transaction applicable to such Person occurring on the Closing Date and the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b)  the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

(c)  the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

SECTION 5.1.2.  Perfection Certificate.  The Lead Arranger shall have received a completed perfection certificate from Sabre in form and substance satisfactory to the Lead Arranger and duly executed by an Authorized Officer of Sabre.

SECTION 5.1.3.Closing Date Certificate.  The Lead Arranger shall have received the Closing Date Certificate, dated as of the Closing Date and duly executed and delivered by an Authorized Officer of Sabre, in which certificate Sabre shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties in all material respects of Sabre as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.  All documents and agreements (including Transaction Documents) required to be appended to the Closing Date Certificate shall be in form and substance satisfactory to the Lead Arranger, shall have been executed and delivered by the requisite parties, and shall be in full force and effect.

SECTION 5.1.4.  Consummation of Transaction.  The Lead Arranger shall have received evidence satisfactory to it that all actions necessary to consummate the aspects of the Transaction occurring on the Closing Date (including the funding of the Refinancing in a principal amount of approximately $40,100,000 and the funding of the Closing Dividend Payment in an amount not to exceed $36,900,000) shall have been taken in accordance with all applicable law and in accordance with the terms of each applicable Transaction Document, without amendment or waiver of any material provision thereof.  The Lead Arranger shall have received copies of each Transaction Document (including the Purchase Agreement and any material document related thereto) and other documentation executed or delivered in connection therewith, executed and delivered by the parties thereto, each of which shall be in full force and effect.

SECTION 5.1.5.  Payment of Outstanding Indebtedness, etc.  All Indebtedness identified in Part 1 of Item 7.2.2(b) of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the initial Credit Extension and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such

Indebtedness shall have been released and the Lead Arranger shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

SECTION 5.1.6.  Financial Information, etc.  The Lead Arranger shall have received, a pro forma consolidated balance sheet of Sabre and its Subsidiaries, certified by the chief financial or accounting Authorized Officer of Sabre, giving effect to the consummation of the aspects of the Transaction occurring on the Closing Date which shall not be different in any material respect from the pro forma consolidated balance sheet previously delivered to the Lead Arranger, and to the extent that such pro forma consolidated balance sheet is materially different, it shall be satisfactory to the Lead Arranger.

SECTION 5.1.7.  Compliance Certificate.  The Lead Arranger shall have received an initial Compliance Certificate on a pro forma basis as if the Transaction to be  consummated on the Closing Date had been consummated as of April 30, 2007 and as to such items therein as the Lead Arranger reasonably requests, dated the date of the initial Credit Extension, duly executed (and with all schedules thereto duly completed) and delivered by the chief financial or accounting Authorized Officer of Sabre.

SECTION 5.1.8.  Solvency, etc.  The Lead Arranger shall have received, with counterparts for each Lender, a solvency certificate duly executed and delivered by the chief financial or accounting Authorized Officer of Sabre, dated as of the Closing Date, in form and substance satisfactory to the Lead Arranger.

SECTION 5.1.9.  Security Agreement.  The Lead Arranger shall have received, with counterparts for each Lender, executed counterparts of the Security Agreement, dated as of the date hereof, duly executed and delivered by Sabre and each U.S. Subsidiary, together with

(a)  certificates (in the case of Capital Securities that are certificated securities (as defined in the UCC)) evidencing (i) no less than 80% of the issued and outstanding Capital Securities of Sabre and (ii) all of the issued and outstanding Capital Securities of SCC, which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, for any Capital Securities that are uncertificated securities (as defined in the UCC), confirmation and evidence satisfactory to the Lead Arranger that the security interest therein has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Articles 8 and 9 of the UCC and all laws otherwise applicable to the perfection of the pledge of such Capital Securities.

(b)  Filing Statements suitable in form for naming Sabre and each Guarantor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary to perfect the security interests of the Administrative Agent pursuant to the Security Agreement;

(c)  UCC Form UCC-3 termination statements necessary to release all Liens and other rights of any Person (i) in any collateral described in any security agreement previously granted by any Person, and (ii) securing any of the Indebtedness identified in

Item 7.2.2(b) of the Disclosure Schedule, together with such other UCC Form UCC-3 termination statements as the Lead Arranger may reasonably request from such Obligors; and

(d)  certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Lead Arranger, dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Obligor (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall, except with respect to Liens permitted by Section 7.2.3), evidence a Lien on any collateral described in any Loan Document).

SECTION 5.1.10.  Intellectual Property Security Agreements.  The Lead Arranger shall have received a Copyright Security Agreement, dated as of the Closing Date, duly executed and delivered by SCC.

SECTION 5.1.11.  Control Agreements.  The Lead Arranger shall have received fully executed Control Agreements with respect to each Deposit Account and Securities Account set forth on Schedule II to the Security Agreement, each of which shall be in form and substance reasonably satisfactory to the Lead Arranger.

SECTION 5.1.12.  [RESERVED].

SECTION 5.1.13.  Filing Agent, etc.  All Uniform Commercial Code financing statements or other similar financing statements and Uniform Commercial Code (Form UCC-3) termination statements required pursuant to the Loan Documents (collectively, the “Filing Statements”) with respect to the Obligors shall have been delivered (including by way of electronic mail) to Corporation Service Company or another similar filing service company acceptable to the Lead Arranger (the “Filing Agent”).  The Filing Agent shall have acknowledged in a writing satisfactory to the Lead Arranger and its counsel (i) the Filing Agent’s receipt (including by way of electronic mail) of all such Filing Statements, (ii) that such Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Lead Arranger and its counsel of the results of such submissions within 30 days following the Closing Date.

SECTION 5.1.14.  Insurance.  The Lead Arranger shall have received, with copies for each Lender, certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies satisfactory to the Lead Arranger, evidencing coverage required to be maintained pursuant to each Loan Document.

SECTION 5.1.15.  Approvals.  All material governmental, shareholder and third party consents and approvals necessary in connection with the consummation of the aspects of the Transaction occurring on the Closing Date, and the related financings and other transactions contemplated hereby and thereby, shall have been duly obtained and all applicable waiting periods shall have expired without any action being taken by any competent authority that could reasonably be expected to restrain, prevent or impose any materially adverse conditions on the aspects of the Transaction occurring on the Closing Date or the continued operations of Sabre or any of its Subsidiaries.  Sabre shall have delivered to the Lead Arranger copies of all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Obligors of this Agreement or any other Loan Document or with the consummation of the aspects of the Transaction occurring on the Closing Date and the transactions contemplated hereby and thereby.

SECTION 5.1.16.  Opinions of Counsel.  The Lead Arranger shall have received opinions, dated the Closing Date and addressed to the Lead Arranger, the Administrative Agent and all Lenders, from

(a)  LeBoeuf, Lamb, Greene and MacRae LLP, New York counsel to the Obligors, in form and substance satisfactory to the Lead Arranger;

(b)  local counsel to the Obligors in Iowa, in form and substance, and from counsel, satisfactory to the Lead Arranger; and

(c)  local counsel to the Obligors in Texas, in form and substance, and from counsel, satisfactory to the Lead Arranger.

SECTION 5.1.17.  No Material Adverse Change.  The Lead Arranger shall have received evidence reasonably satisfactory to it (which may be in the form of a certificate) that (a) no material adverse change in the financial condition, operations, assets, business or properties of (i) Sabre and its Subsidiaries, taken as a whole, has occurred and is continuing since either April 30, 2006 or January 31, 2007 or (ii) the Target and its Subsidiaries, taken as a whole, has occurred and is continuing since December 31, 2006 and (b) no pending or threatened litigation, proceeding or investigation exists which (i) could contest the consummation of the aspects of the  Transaction occurring on the Closing Date or (ii) could reasonably be expected to have a Material Adverse Effect.

SECTION 5.1.18.  Patriot Act Disclosures.  The Lead Arranger, the Administrative Agent and each Lender shall have received all Patriot Act Disclosures requested by them with respect to Sabre prior to execution of this Agreement.

SECTION 5.1.19.  Closing Fees, Expenses, etc.  The Administrative Agent and the Lead Arranger shall have received for their own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable on the Closing Date pursuant to Sections 3.3 and, if then invoiced, 10.3.

SECTION 5.2.  Credit Extension on Acquisition Date.  The obligations of the Lenders and, if applicable, the Issuer to make the Credit Extension on the Acquisition Date shall be subject to the prior or concurrent satisfaction of each of the conditions precedent, as applicable, set forth in this Section 5.2 and Section 5.3.

SECTION 5.2.1.  Resolutions, etc.  The Lead Arranger shall have received from each new Obligor, as applicable, (i) a copy of a good standing certificate from its jurisdiction of incorporation or organization, dated a date reasonably close to the Acquisition Date, for each such Person and (ii) a certificate, dated as of the Acquisition Date with counterparts for each

Lender, duly executed and delivered by such Person’s Secretary or Assistant Secretary, managing member or general partner, as applicable, as to

(a)  resolutions of each such Person’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transaction applicable to such Person and the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;

(b)  the incumbency and signatures of those of its officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and

(c)  the full force and validity of each Organic Document of such Person and copies thereof;

upon which certificates each Secured Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, managing member or general partner, as applicable, of any such Person canceling or amending the prior certificate of such Person.

SECTION 5.2.2.  Joinder Agreement.  The Lead Arranger shall have received a joinder agreement in the form of Exhibit J hereto, dated as of the Acquisition Date and duly executed (and which is deemed to be delivered immediately after giving effect to the Acquisition) by an Authorized Officer of each of Holdings and the Target.

SECTION 5.2.3.  Perfection Certificate.  The Lead Arranger shall have received a completed perfection certificate from the new Borrowers in form and substance satisfactory to the Lead Arranger and duly executed by an Authorized Officer of each Borrower.

SECTION 5.2.4.  Acquisition Date Certificate.  The Lead Arranger shall have received the Acquisition Date Certificate, dated as of the Acquisition Date and duly executed and delivered by an Authorized Officer of each Borrower, in which certificate the Borrowers shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties in all material respects of such Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.  All documents and agreements (including Transaction Documents not previously delivered) required to be appended to the Acquisition Date Certificate shall be in form and substance reasonably satisfactory to the Lead Arranger, shall have been executed and delivered by the requisite parties, and shall be in full force and effect.

SECTION 5.2.5.  Consummation of Transaction.  The Lead Arranger shall have received evidence satisfactory to it that all actions have been taken necessary to consummate:

(a)  the Acquisition in accordance with all applicable law and in accordance with the terms of the Purchase Agreement and each other material document related thereto, without amendment or waiver of any material provision thereof that is adverse to the Lenders in the reasonable judgment of the Lead Arranger (unless the Lead Arranger shall have provided prior consent in respect thereof), for an aggregate net purchase price

(excluding related Transaction Expenses and purchase price adjustments under the terms of the Purchase Agreement) not to exceed $86,000,000, with the amount of Transaction Expenses related to the Acquisition not exceeding $7,000,000; and

(b)  the Borrowers shall have received the Cash Contribution in the amount of at least $22,500,000 (of which amount at least $15,000,000 shall have been provided by the Sponsor) and the Equity Contribution in the amount of at least $30,000,000;

and, in each case, the Lead Arranger shall have received copies of each applicable Transaction Document not previously delivered (as well as all other closing documentation executed or delivered in connection therewith) executed and delivered by the parties thereto, each of which shall be in full force and effect.

SECTION 5.2.6.  Payment of Outstanding Indebtedness, etc.  All Indebtedness identified in Part 2 of Item 7.2.2(b) of the Disclosure Schedule, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full from the proceeds of the initial Credit Extension and the commitments in respect of such Indebtedness shall have been terminated, and all Liens securing payment of any such Indebtedness shall have been released and the Lead Arranger shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

SECTION 5.2.7.  Delivery of Notes.  The Lead Arranger shall have received, for the account of each Lender that has requested a Note, such Lender’s Notes duly executed and delivered by an Authorized Officer of each Borrower.

SECTION 5.2.8.  Financial Information, etc.  The Lead Arranger shall have received, a pro forma consolidated balance sheet of Holdings and its Subsidiaries, certified by the chief financial or accounting Authorized Officer of each Borrower, giving effect to the consummation of the Acquisition and all the transactions contemplated by this Agreement, which shall not be different in any material respect from the pro forma consolidated balance sheet previously delivered to the Lead Arranger, and to the extent that such pro forma consolidated balance sheet is materially different, it shall be satisfactory to the Lead Arranger.

SECTION 5.2.9.  Compliance Certificate.  The Lead Arranger shall have received an initial Compliance Certificate on a pro forma basis as if the Transaction to be consummated on the Acquisition Date had been consummated as of April 30, 2007 and as to such items therein as the Lead Arranger reasonably requests, dated the Acquisition Date, duly executed (and with all schedules thereto duly completed) and delivered by the chief financial or accounting Authorized Officer of each Borrower.

SECTION 5.2.10.  Solvency, etc.  The Lead Arranger shall have received, with counterparts for each Lender, a solvency certificate duly executed and delivered by the chief financial or accounting Authorized Officer of each new Borrower, dated as of the Acquisition Date, in form and substance satisfactory to the Lead Arranger.

SECTION 5.2.11.  Security Agreement.  The Lead Arranger shall have received, with counterparts for each Lender, executed counterparts of a supplement to the Security Agreement,

dated as of the date hereof, duly executed and delivered by each new Borrower and each new U.S. Subsidiary, together with

(a)  certificates (in the case of Capital Securities that are certificated securities (as defined in the UCC)) evidencing all of the issued and outstanding Capital Securities owned by each new Obligor in its U.S. Subsidiaries and 65% of the issued and outstanding Voting Securities of each Foreign Subsidiary (together with all the issued and outstanding non-voting Capital Securities of such Foreign Subsidiary) directly owned by each new Obligor (other than any Foreign Subsidiary that owns assets with a value of less than $1,000,000 in the aggregate), which certificates in each case shall be accompanied by undated instruments of transfer duly executed in blank, or, for any Capital Securities that are uncertificated securities (as defined in the UCC), confirmation and evidence satisfactory to the Lead Arranger that the security interest therein has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Articles 8 and 9 of the UCC and all laws otherwise applicable to the perfection of the pledge of such Capital Securities.

(b)  Filing Statements suitable in form for naming each new Borrower and each new Guarantor as a debtor and the Administrative Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary to perfect the security interests of the Administrative Agent pursuant to the Security Agreement;

(c)  UCC Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person (i)  in any collateral described in any security agreement previously granted by any Person, and (ii) securing any of the Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule, together with such other UCC Form UCC-3 termination statements as the Lead Arranger may reasonably request from such new Obligors; and

(d)  certified copies of UCC Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Lead Arranger, dated a date reasonably near to the Acquisition Date, listing all effective financing statements which name any new Obligor (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall, except with respect to Liens permitted by Section 7.2.3), evidence a Lien on any collateral described in any Loan Document).

SECTION 5.2.12.  Intellectual Property Security Agreements.  The Lead Arranger shall have received a Patent Security Agreement, a Copyright Security Agreement and a Trademark Security Agreement, as applicable, each dated as of the Acquisition Date, duly executed and delivered by each new Obligor that, pursuant to the Security Agreement, is required to provide such intellectual property security agreements to the Administrative Agent.

SECTION 5.2.13.  Control Agreements.  The Lead Arranger shall have received fully executed Control Agreements with respect to each Deposit Account and Securities Account set forth on Schedule II to the Security Agreement, each of which shall be in form and substance reasonably satisfactory to the Lead Arranger.

SECTION 5.2.14. Intercompany Subordination Agreement.  The Lead Arranger shall have received the Interco Subordination Agreement, dated as of the Acquisition Date, duly executed and delivered by each Obligor.

SECTION 5.2.15.  Filing Agent, etc.  All Filing Statements with respect to the new Obligors shall have been delivered (including by way of electronic mail) to the Filing Agent. The Filing Agent shall have acknowledged in a writing satisfactory to the Lead Arranger and its counsel (i) the Filing Agent’s receipt (including by way of electronic mail) of all such Filing Statements, (ii) that such Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Acquisition Date and (iii) that the Filing Agent will notify the Lead Arranger and its counsel of the results of such submissions within 30 days following the Acquisition Date.

SECTION 5.2.16.  Insurance.  The Lead Arranger shall have received, with copies for each Lender, certified copies of the insurance policies (or binders in respect thereof), from one or more insurance companies satisfactory to the Lead Arranger, evidencing coverage required to be maintained pursuant to each Loan Document with respect to each new Obligor.

SECTION 5.2.17.  Mortgage.  The Lead Arranger shall have received counterparts of each Mortgage, dated as of the date hereof, duly executed and delivered by the applicable new Obligor, together with

(a)  evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each Mortgage with respect to owned real properties located in Bossier City, Louisiana and Edmond, Oklahoma to create a valid, perfected first priority Lien against the properties purported to be covered thereby, subject to Liens permitted under Section 7.2.3;

(b)  mortgagee’s title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, satisfactory to the Lead Arranger, with respect to the property purported to be covered by each Mortgage, insuring that title to such property is marketable and that the interests created by each Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than Liens permitted under Section 7.2.3 or as otherwise approved by the Lead Arranger, and such policies shall also include a current survey reading, and, if required by the Lead Arranger and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic’s lien endorsement and such other endorsements as the Lead Arranger shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

(c)  such other approvals, opinions, or documents as the Lead Arranger may request in form and substance satisfactory to the Lead Arranger including consents and estoppel agreements from landlords (other than with respect to leasehold property located in Tulsa, Oklahoma, Humble, Texas, Bossier City, Louisiana, Newark Valley, New York, Garner, North Carolina and Warminster, Pennsylvania), in form and substance satisfactory to the Lead Arranger and the title insurer, and a real estate appraisal for each such property prepared in accordance with the requirements of the Financial Institutions Reform Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder.

SECTION 5.2.18.  Approvals.  All material governmental, shareholder and third party consents and approvals necessary in connection with the consummation of the Acquisition and all other parts of the Transaction occurring on the Acquisition Date, and the related financings and other transactions contemplated hereby and thereby, shall have been duly obtained and all applicable waiting periods shall have expired without any action being taken by any competent authority that could reasonably be expected to restrain, prevent or impose any materially adverse conditions on the Acquisition or any other part of the Transaction occurring on the Acquisition Date or the continued operations of the Borrowers or any of their respective Subsidiaries.  The Borrowers shall have delivered to the Lead Arranger copies of all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Obligors of this Agreement or any other Loan Document or with the consummation of the Acquisition and all other parts of the Transaction occurring on the Acquisition Date and the transactions contemplated hereby and thereby.

SECTION 5.2.19.  Rating of Loans.  The Loans shall have been rated at least B- by S&P and B3 by Moody’s.

SECTION 5.2.20.  Opinions of Counsel.  The Lead Arranger shall have received opinions, dated the Acquisition Date and addressed to the Lead Arranger, the Administrative Agent and all Lenders, from

(a)  LeBoeuf, Lamb, Greene and MacRae LLP, New York counsel to the Obligors, in form and substance satisfactory to the Lead Arranger;

(b)  local counsel to the new Obligors in Louisiana, in form and substance, and from counsel, satisfactory to the Lead Arranger; and

(c)  local counsel to the new Obligors in Oklahoma, in form and substance, and from counsel, satisfactory to the Lead Arranger.

SECTION 5.2.21.  No Material Adverse Change.  The Lead Arranger shall have received evidence reasonably satisfactory to it (which may be in the form of a certificate) that (a) no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Target and its Subsidiaries, taken as a whole, has occurred and is continuing since December 31, 2006 and (b) no pending or threatened litigation, proceeding or investigation exists which (i) could contest the consummation of the aspects of the Transaction occurring on the Acquisition Date or (ii) could reasonably be expected to have a Material Adverse Effect.

SECTION 5.2.22.  Patriot Act Disclosures.  The Lead Arranger, the Administrative Agent and each Lender shall have received all Patriot Act Disclosures requested by them with respect to each new Borrower prior to the Acquisition Date.

SECTION 5.2.23.  Acquisition Fees, Expenses, etc.  The Administrative Agent and the Lead Arranger shall have received for their own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable on the Acquisition Date pursuant to Sections 3.3 and, if then invoiced, 10.3.

SECTION 5.3.  All Credit Extensions.  The obligation of each Lender and each Issuer to make any Credit Extension shall be subject to the satisfaction of each of the conditions precedent set forth below.

SECTION 5.3.1.  Compliance with Warranties, No Default, etc.  Both before and after giving effect to any Credit Extension the following statements shall be true and correct:

(a)  the representations and warranties set forth in each Loan Document shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), in each case other than representations and warranties that are subject to a Material Adverse Effect or a materiality qualifier, in which case such representations and warranties shall be (or shall have been) true and correct; and

(b)  no Default shall have then occurred and be continuing.

SECTION 5.3.2.  Credit Extension Request, etc.  Subject to Section 2.3.2, the Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended.  Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by the Borrowers of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrowers that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.3.1 are true and correct in all material respects.

SECTION 5.3.3.  Satisfactory Legal Form.  All documents executed or submitted pursuant hereto by or on behalf of any Obligor shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into this Agreement and to make Credit Extensions hereunder, each Borrower represents and warrants to each Secured Party as set forth in this Article.

SECTION 6.1.  Organization, etc.  Each Obligor is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect, and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under each Loan Document to which it is a party, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

SECTION 6.2.  Due Authorization, Non-Contravention, etc.  After giving effect to the consents obtained and the filings made on or prior to the Acquisition Date, the execution, delivery and performance by each Obligor of each Loan Document executed or to be executed by it, each Obligor’s participation in the consummation of all aspects of the Transaction, and the execution, delivery and performance by any Borrower or (if applicable) any Obligor of the agreements executed and delivered by it in connection with the Transaction are in each case within such Person’s powers, have been duly authorized by all necessary action, and do not

(a)  contravene any (i) Obligor’s Organic Documents, (ii) court decree or order binding on or affecting any Obligor or (iii) law or governmental regulation binding on or affecting any Obligor where such contravention could reasonably be expected to have a Material Adverse Effect; or

(b)  result in (i) or require the creation or imposition of, any Lien on any Obligor’s properties (except as permitted by this Agreement) or (ii) a default under any contractual restriction binding on or affecting any Obligor where such default could reasonably be expected to have a Material Adverse Effect.

SECTION 6.3.  Government Approval, Regulation, etc.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Effective Date will be, duly obtained or made and which are, or on or prior to the Acquisition Date will be, in full force and effect) is required for the consummation of the Transaction or the due execution, delivery or performance by any Obligor of any Loan Document to which it is a party, or for the due execution, delivery and/or performance of Transaction Documents, in each case by the parties thereto or the consummation of the Transaction where the failure to so obtain or make could reasonably be expected to have a Material Adverse Effect.  None of the Borrowers or any of their Subsidiaries is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  None of the Borrowers or any of their Subsidiaries is subject to regulation under the Federal Power Act or any other federal, state or foreign statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder or under any Loan Document.

SECTION 6.4.  Validity, etc.  Each Loan Document and each Transaction Document to which any Obligor is a party constitutes the legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer or similar laws affecting creditors’ rights generally and by principles of equity).

SECTION 6.5.  Financial Information.  The financial statements of the Borrowers and their respective Subsidiaries furnished to the Administrative Agent and each Lender pursuant to Section 5.1.6 and Section 5.2.8 present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.  All balance sheets, all statements of income and of cash flow and all other financial information of each of the Borrowers and their respective Subsidiaries furnished pursuant to Section 7.1.1 have been and will for periods following the Effective Date be prepared in accordance with GAAP consistently applied with the financial statements delivered pursuant to Section 5.1.6 and Section 5.2.8, and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

SECTION 6.6.  No Material Adverse Change.  There has been no material adverse change in the financial condition, results of operations, assets, business or properties of the Borrowers and their Subsidiaries, taken as a whole, since either April 30, 2006 or January 31, 2007 or, as of the Acquisition Date, the Target and its Subsidiaries, taken as a whole, since December 31, 2006.

SECTION 6.7.  Litigation, Labor Controversies, etc.  There is no pending or, to the knowledge of the Borrowers or any of their respective Subsidiaries, threatened, litigation, action, proceeding or labor controversy:

(a)  except as disclosed in Item 6.7 of the Disclosure Schedule, affecting the Borrowers, any of their respective Subsidiaries or any other Obligor, or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect, and no adverse development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding required to be disclosed in Item 6.7 of the Disclosure Schedule; or

(b)  which purports to affect the legality, validity or enforceability of any Loan Document, the Transaction Documents or the Transaction.

SECTION 6.8.  Subsidiaries.  The Borrowers have no Subsidiaries, except those Subsidiaries which are identified in Item 6.8 of the Disclosure Schedule, or which are permitted to have been organized or acquired in accordance with Sections 7.2.5 or 7.2.10.

SECTION 6.9.  Ownership of Properties.  The Borrowers and each of their respective Subsidiaries owns (i) in the case of owned real property, good and marketable fee title to, and (ii) in the case of owned personal property, good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Liens permitted pursuant to Section 7.2.3.

SECTION 6.10.  Taxes.  Each of the Borrowers and each of their respective Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all material Taxes thereby shown to be due and owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

SECTION 6.11.  Pension and Welfare Plans.  During the twelve-consecutive-month period prior to the Effective Date and prior to the date of any Credit Extension hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.  No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by any Borrower or any member of the Controlled Group of any material liability, fine or penalty.  Except as disclosed in Item 6.11 of the Disclosure Schedule, none of the Borrowers or any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

SECTION 6.12.  Environmental Warranties.  Except as set forth in Item 6.12 of the Disclosure Schedule:

(a)  all facilities and property (including underlying groundwater) owned or leased by the Borrowers or any of their respective Subsidiaries have been, and continue to be, owned or leased by the Borrowers and their respective Subsidiaries in material compliance with all Environmental Laws;

(b)  there have been no past, and there are no pending or threatened (i) claims, complaints, notices or requests for information received by the Borrowers or any of their respective Subsidiaries with respect to any alleged violation of any Environmental Law, or (ii) complaints, notices or inquiries to any Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law;

(c)  there have been no Releases of Hazardous Materials at, on or under any property now or previously owned or leased by the Borrowers or any of their respective Subsidiaries that have, or could reasonably be expected to have, a Material Adverse Effect;

(d)  the Borrowers and their respective Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters;

(e)  no property now or previously owned or leased by the Borrowers or any of their respective Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up (which, in the case of CERCLIS or similar state lists, investigation or clean up could reasonably be expected to result in a Material Adverse Effect);

(f)  there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by the Borrowers or any of their respective Subsidiaries that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect;

(g)  none of the Borrowers nor any of their respective Subsidiaries has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrowers or such Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

(h)  there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by the Borrowers, any of their respective Subsidiaries or any predecessor thereof that, singly or in the aggregate, have, or could reasonably be expected to have, a Material Adverse Effect; and

(i)  no conditions exist at, on or under any property now or previously owned or leased by the Borrowers, any of their respective Subsidiaries or any predecessor thereof which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law.

SECTION 6.13.  Accuracy of Information.  None of the factual information heretofore or contemporaneously furnished in writing to any Secured Party by or on behalf of any Obligor in connection with any Loan Document or any transaction contemplated hereby (including the Transaction) contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information not misleading, and no other factual information hereafter furnished in connection with any Loan Document by or on behalf of any Obligor to any Secured Party will contain any untrue statement of a material fact or will omit to state any material fact necessary to make any information not misleading on the date as of which such information is dated or certified.

SECTION 6.14.  Regulations U and X.  No Obligor is engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X.  Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

SECTION 6.15.  Solvency.  The Borrowers and their respective Subsidiaries, taken as a whole, on a consolidated basis, both before and after giving effect to any Credit Extensions, are Solvent.

SECTION 6.16.  Issuance of Subordinated Debt; Status of Obligations as Senior Indebtedness, etc.  Each Borrower has the power and authority to incur the Subordinated Debt as provided for under the Subordinated Debt Documents applicable thereto and has duly authorized, executed and delivered the Subordinated Debt Documents applicable to such Subordinated Debt.  Each Borrower has issued, pursuant to due authorization, the Subordinated Debt under the applicable Subordinated Debt Documents, and such Subordinated Debt Documents constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer or similar laws affecting creditors’ rights generally and by principles of equity).  The subordination provisions of the Subordinated Debt contained in the Subordinated Debt Documents are enforceable against the holders of the

Subordinated Debt by the holder of any “Senior Indebtedness” or similar term referring to the Obligations (as defined in the Subordinated Debt Documents).  All Obligations, including those to pay principal of and interest (including post-petition interest, whether or not allowed as a claim under bankruptcy or similar laws) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute “Senior Indebtedness” or similar term relating to the Obligations (as defined in the Subordinated Debt Documents) and all such Obligations are entitled to the benefits of the subordination created by the Subordinated Debt Documents.  The Borrowers acknowledge that the Administrative Agent, each Lender and each Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of the Subordinated Debt Documents.

SECTION 6.17.  Acquisition.  No Obligor or any of its Affiliates has take or has caused to be taken, any action to impede, or cause any unnecessary delay in, the consummation of the Acquisition.

ARTICLE VII
COVENANTS

SECTION 7.1.  Affirmative Covenants.  Each Borrower agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, such Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

SECTION 7.1.1.  Financial Information, Reports, Notices, etc.  Each Borrower will furnish each Lender and the Administrative Agent copies of the following financial statements, reports, notices and information:

(a)  within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of the Borrowers and their Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of the Borrowers and their Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of each Borrower (subject to normal year-end audit adjustments);

(b)  within 90 days after the end of each Fiscal Year, (i) a copy of the consolidated balance sheet of the Borrowers and their Subsidiaries, and the related consolidated statements of income and cash flow of the Borrowers and their Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by independent public accountants acceptable to the Administrative Agent, and stating that, in performing the examination necessary to deliver the audited financial statements of the Borrowers and their Subsidiaries, no knowledge was obtained of any Event of Default and (ii) a management discussion and analysis of the figures in the financial statements delivered under the foregoing clause (b)(i) in comparison with the figures for the immediately preceding Fiscal Year;

(c)  concurrently with the delivery of the financial information pursuant to clauses (a) and (b), a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of each Borrower, (i) showing compliance with the financial covenants set forth in Section 7.2.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the Borrowers or an Obligor has taken or proposes to take with respect thereto), (ii) stating that no Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate (or, if a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, a statement that such Subsidiary has complied with Section 7.1.8) and (iii) in the case of a Compliance Certificate delivered concurrently with the financial information pursuant to clause (b), a calculation of Excess Cash Flow;

(d)  as soon as possible and in any event within three days after any Borrower or any other Obligor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of each Borrower setting forth details of such Default and the action which any Borrower or any other Obligor has taken and proposes to take with respect thereto;

(e)  as soon as possible and in any event within three days after any Borrower or any other Obligor obtains knowledge of (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Item 6.7 of the Disclosure Schedule or (ii) the commencement of any litigation, action, proceeding or labor controversy of the type and materiality described in Section 6.7, notice thereof and, to the extent the Administrative Agent requests, copies of all documentation relating thereto;

(f)  promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange;

(g)  promptly upon becoming aware of (i) the institution of any steps by any Person to terminate any Pension Plan, (ii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, (iii) the taking of any action with respect to a Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or such Pension Plan, or (iv) the occurrence of any event with respect to any Pension Plan which could result in the incurrence by any Obligor of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

(h)  (i) at the time of each prepayment required under Section 3.1.1, a certificate signed by an Authorized Officer of each Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three days’ prior written notice of such prepayment specifying the principal amount of Loans to be prepaid;

(i)  promptly upon receipt thereof, copies of all “management letters” submitted to any Borrower or any other Obligor by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants;

(j)  promptly following the mailing or receipt of any notice or report delivered under the terms of any Subordinated Debt, copies of such notice or report;

(k)  promptly and in any event within five Business Days following a reasonable request by any Lender made through the Administrative Agent, all documentation and other information such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act; and

(l)  such other financial and other information as any Lender or Issuer through the Administrative Agent may from time to time reasonably request (including information and reports in such detail as the Administrative Agent may request with respect to the terms of and information provided pursuant to the Compliance Certificate).

SECTION 7.1.2.  Maintenance of Existence; Compliance with Contracts, Laws, etc.  Each Borrower will, and will cause each of its Subsidiaries to, preserve and maintain its legal existence (except as otherwise permitted by Section 7.2.10 or as to Subsidiaries which do not in the aggregate have assets in excess of $1,000,000 over the term of this Agreement), perform in all material respects their obligations under material agreements to which a Borrower or Subsidiary is a party, and comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent), of all Taxes, imposed upon any Borrower or its Subsidiaries or upon their property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of such Borrower or such Subsidiary, as applicable.

SECTION 7.1.3.  Maintenance of Properties.  Each Borrower will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its and their respective material properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary repairs, renewals and replacements so that the business carried on by such Borrower and its Subsidiaries may be properly conducted at all times, unless such Borrower or such Subsidiary determines in good faith that the continued maintenance of such property is no longer economically desirable, necessary or useful to the business of such Borrower or such Subsidiary or the Disposition of such property is otherwise permitted by Sections 7.2.10 or 7.2.11.

SECTION 7.1.4.  Insurance.  Each Borrower will, and will cause each of its Subsidiaries to maintain:

(a)  insurance on its property with financially sound and reputable insurance companies against loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as such Borrowers and its Subsidiaries; and

(b)  all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

Without limiting the foregoing, all insurance policies required pursuant to this Section shall (i) name the Administrative Agent on behalf of the Secured Parties as mortgagee (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, and provide that no cancellation or modification of the policies will be made without thirty days’ prior written notice to the Administrative Agent and (ii) be in addition to any requirements to maintain specific types of insurance contained in the other Loan Documents.

SECTION 7.1.5.  Books and Records.  Each Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit each Secured Party or any of their respective representatives, at reasonable times and intervals upon reasonable advance notice to the Borrowers, to visit each Obligor’s offices, to discuss such Obligor’s financial matters with its executive officers, and its independent public accountants (and each Borrower hereby authorizes such independent public accountant to discuss each Obligor’s financial matters with each Secured Party or their representatives whether or not any representative of such Obligor is present) and to examine (and photocopy extracts from) any of its books and records.  The Borrowers shall pay any fees of such independent public accountant incurred in connection with any Secured Party’s exercise of its rights pursuant to this Section.

SECTION 7.1.6.  Environmental Law Covenant.  Each Borrower will, and will cause each of its Subsidiaries (except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect) to, use and operate all of its and their facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws.

SECTION 7.1.7.  Use of Proceeds.  The Borrowers will apply the proceeds of the Credit Extensions as follows:

(a)  to repay the Indebtedness identified in Item 7.2.2(b) of the Disclosure Schedule;

(b)  to fund the Closing Dividend Payment;

(c)  to pay a portion of the purchase price of the Capital Securities to be purchased in the Acquisition,

(d)  to pay Transaction Expenses;

(e)  for working capital and general corporate purposes of the Obligors, including Permitted Acquisitions and Capital Expenditures by such Persons; and

(f)  for issuing Letters of Credit for the account of the Obligors.

In no event will the proceeds of Revolving Loans be used to consummate the Transaction, other than to fund any working capital adjustments to the purchase price of the Acquisition pursuant to the terms of the Purchase Agreement.  The Borrowers will use the proceeds of any Incremental Term Loans to fund Permitted Acquisitions or Capital Expenditures, provided that the Borrowers shall have provided notice thereof to the Administrative Agent no less than five days prior to the making of such Incremental Term Loans.

SECTION 7.1.8.  Future Guarantors, Security, etc.  Each Borrower will, and will cause each of its U.S. Subsidiaries to, execute and/or deliver any documents, Filing Statements, agreements and instruments, and take all further action (including filing Mortgages) that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Liens permitted by Section 7.2.3) of the Liens created or intended to be created by the Loan Documents.  Each Borrower will cause any subsequently acquired or organized U.S. Subsidiary to execute a supplement (in form and substance satisfactory to the Administrative Agent) to the Subsidiary Guaranty and each other applicable Loan Document in favor of the Secured Parties.  In addition, from time to time, the Borrowers will, at their cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected Liens with respect to such of their assets and properties as the Administrative Agent or the Required Lenders shall designate, it being agreed that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrowers and their respective U.S. Subsidiaries (including real and personal property acquired subsequent to the Effective Date); provided that, none of the Borrowers or their Subsidiaries shall be required to pledge (i) any of the Voting Securities of any Foreign Subsidiary that owns assets with a value of less than $1,000,000 in the aggregate, (ii) more than 65% of the Voting Securities of any Foreign Subsidiary unless such pledge would not result in materially adverse tax consequences to the Borrowers and their Subsidiaries, taken as a whole or (iii) assets and properties of all the Obligors which at any time, in the aggregate, have a value of less than $1,000,000.  Such Liens will be created under the Loan Documents in form and substance reasonably satisfactory to the Administrative Agent, and each Borrower shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Administrative Agent shall reasonably request to evidence compliance with this Section.

SECTION 7.1.9.  Rate Protection Agreements.  Within 30 days following the earlier of the Acquisition Date and the date of termination or expiration of the Purchase Agreement, the Borrowers shall (a) enter into interest rate swap, cap, collar or similar arrangements designed to protect such Borrower against fluctuations in interest rates with respect to at least 80% of the aggregate principal amount of the Term Loans for a period of at least three years from the Closing Date, on terms reasonably satisfactory to the Lead Arranger; and (b) grant to the Lead

Arranger a right of first refusal to participate in such hedging arrangements so long as the Lead Arranger provides pricing that is competitive in the market in respect of such hedging arrangements.

SECTION 7.1.10.  Acquisition.  Sabre shall, and shall cause its Affiliates and their respective Subsidiaries to, use commercially reasonable efforts to take all actions necessary to consummate the Acquisition, provided that no material and adverse event has occurred with respect to the business of the Target.  Commencing on the last business day of each calendar week following the Closing Date through (but excluding) the Acquisition Date, Sabre shall deliver to the Lead Arranger a written report setting forth in reasonable detail the status of the Acquisition and shall provide any other information reasonably requested by the Lead Arranger in respect of the Acquisition.

SECTION 7.1.11.  Post-Closing Obligations.  The Borrowers shall use their best efforts to cause the delivery to Lead Arranger, within seven (7) days of the Closing Date, counterparts of each Mortgage, dated as of the date hereof, duly executed and delivered by the applicable Obligor, together with

(a)  On the Closing Date, the Borrowers shall cause an amount equal to $5,000,000 of the Term Loans to be deposited into the Escrow Account.  The Borrowers shall use their best efforts to cause the Existing Seller Notes to be repaid in an amount no greater than $5,000,000 (plus accrued interest) within fifteen (15) days of the Closing Date with funds contained in the Escrow Account; provided that if, on the date that is fifteen (15) days after the Closing Date, the Existing Seller Notes shall remain outstanding, the Administrative Agent shall have the right, but not the obligation to repay the Existing Seller Notes with funds contained in the Escrow Account.

(b)  evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each Mortgage with respect to the properties located in Sioux City, Iowa and Alvarado, Texas to create a valid, perfected first priority Lien against such properties, subject to Liens permitted under Section 7.2.3;

(c)  mortgagee’s title insurance policies in favor of the Administrative Agent for the benefit of the Secured Parties in amounts and in form and substance and issued by insurers, satisfactory to the Lead Arranger, with respect to the property purported to be covered by each Mortgage, insuring that title to such property is marketable and that the interests created by each Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than Liens permitted under Section 7.2.3 or as otherwise approved by the Lead Arranger, and such policies shall also include, if requested by the Administrative Agent, a current survey reading, and, if required by the Lead Arranger and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic’s lien endorsement and such other endorsements as the Lead Arranger shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

(d)  such other approvals, opinions, or documents as the Lead Arranger may request in form and substance satisfactory to the Lead Arranger including consents and estoppel agreements from landlords (other than with respect to leasehold property located in Fort Worth, Texas and Canton, Illinois), in form and substance reasonably satisfactory to the Lead Arranger and the title insurer, and a real estate appraisal for each such property prepared in accordance with the requirements of the Financial Institutions Reform Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder.

With respect to any fee interest acquired by the Borrower after the Closing Date in the leased portion of the real property upon which the Alvarado Facility is located, the Borrowers shall deliver the items identified in subsections (a), (b) and (c) hereof with respect to such fee interest within thirty (30) days of such acquisition.

The Borrowers hereby covenant to use their best efforts to cause the delivery, within thirty (30) days of the Closing Date, with respect to the leased portion of the real property upon which the Alvarado Facility is located, a Landlord Consent Agreement substantially in the form of Exhibit L.

SECTION 7.2.  Negative Covenants.  Each Borrower (and in respect of Holdings, subject to Section 7.2.16) covenants and agrees with each Lender, each Issuer and the Administrative Agent that until the Termination Date has occurred, such Borrower will, and will cause its Subsidiaries to, perform or cause to be performed the obligations set forth below.

SECTION 7.2.1.  Business Activities.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, engage in any business activity except those business activities engaged in on the date of this Agreement and activities reasonably incidental thereto.

SECTION 7.2.2.  Indebtedness.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

(a)  Indebtedness in respect of the Obligations;

(b)  until the Closing Date, Indebtedness that is to be repaid in full as further identified in Part 1 of Item 7.2.2(b) of the Disclosure Schedule (including the Existing Seller Notes) and, until the Acquisition Date, Indebtedness that is to be repaid in full as further identified in Part 2 of Item 7.2.2(b) of the Disclosure Schedule;

(c)  Indebtedness existing as of the Effective Date which is identified in Item 7.2.2(c) of the Disclosure Schedule, and refinancing of such Indebtedness in a principal amount not in excess of that which is outstanding on the Effective Date (as such amount has been permanently reduced following the Effective Date) plus premiums thereon and fees and expenses associated therewith;

(d)  unsecured Indebtedness (i) incurred in the ordinary course of business of any Borrower and its Subsidiaries (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Borrower or such Subsidiary) and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business, but excluding (in each case), Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

(e)  Indebtedness (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of equipment of any Borrower and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of such Borrower and its Subsidiaries (provided that, such Indebtedness is incurred within 60 days of the acquisition of such property) and (iii) in respect of Capitalized Lease Liabilities; provided that, the aggregate amount of all Indebtedness outstanding pursuant to this clause shall not at any time exceed $3,000,000 at any time prior to the Acquisition Date and $5,000,000 on and after the Acquisition Date;

(f)  Indebtedness of any Borrower or any Subsidiary owing to any Borrower or any Subsidiary Guarantor, which Indebtedness

(i)  if incurred by a Subsidiary that is not an Obligor owing to a Borrower or a Subsidiary Guarantor, shall be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent, duly executed and delivered in pledge to the Administrative Agent pursuant to a Loan Document, and shall not be forgiven or otherwise discharged for any consideration other than payment in full or in part in cash (provided that, only the amount repaid in part shall be discharged); and

(ii)  if incurred by a Subsidiary that is not an Obligor owing to a Borrower or a Subsidiary Guarantor, shall not (when aggregated with the amount of Investments made by the Borrowers and the Subsidiary Guarantors in Subsidiaries which are not Subsidiary Guarantors under clause (e)(i) of Section 7.2.5), exceed $1,000,000 at any time prior to the Acquisition Date and $2,000,000 on and after the Acquisition Date;

(g)  unsecured Indebtedness (not evidenced by a note or other instrument) of any Obligor owing to any Subsidiary that is not an Obligor that has previously executed and delivered to the Administrative Agent the Interco Subordination Agreement;

(h)  unsecured Subordinated Debt of any Borrower incurred pursuant to the terms of the Subordinated Debt Documents in a principal amount not to exceed $1,000,000 at any time prior to the Acquisition Date and $2,000,000 (or, if the Acquisition Seller Notes are issued, $9,000,000) on and after the Acquisition Date, and unsecured Contingent Liabilities of the Subsidiary Guarantors in respect of such Subordinated Debt, but only if such Contingent Liabilities are subordinated to the Obligations on substantially the same terms as the Subordinated Debt of such Borrower is subordinated to the Obligations and (in each case), refinancings of such Subordinated Debt and Contingent Liabilities which continue to satisfy the terms of the definition of “Subordinated Debt”;

(i)  Indebtedness of a Person existing at the time such Person became a Subsidiary of a Borrower, but only if such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary and the aggregate outstanding amount of all Indebtedness existing pursuant to this clause does not exceed $1,000,000 at any time prior to the Acquisition Date and $2,000,000 on and after the Acquisition Date;

(j)  refinancing of any Indebtedness permitted above in a principal amount not in excess of that which is outstanding at the time of refinancing plus premium thereon and fees and expenses associated therewith; and

(k)  other Indebtedness of the Borrowers and their respective Subsidiaries (other than Indebtedness of Foreign Subsidiaries owing to the Borrowers or Subsidiary Guarantors) in an aggregate amount at any time outstanding not to exceed $1,000,000 at any time prior to the Acquisition Date and $2,000,000 on an after the Acquisition Date;

provided that, no Indebtedness otherwise permitted by clauses (c), (e), (f)(ii), (h), (i), (j) or (k) shall be assumed, created or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

SECTION 7.2.3.  Liens.  No Borrower will, and no Borrower will permit any of their Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Securities of any Person), revenues or assets, whether now owned or hereafter acquired, except:

(a)  Liens securing payment of the Obligations;

(b)  until the Closing Date, Liens securing payment of Indebtedness of the type described in clause (b) of Section 7.2.2;

(c)  Liens existing as of the Effective Date and disclosed in Item 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in clause (c) of Section 7.2.2, and refinancings of such Indebtedness; provided that, no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Effective Date (as such Indebtedness may have been permanently reduced subsequent to the Effective Date);

(d)  Liens securing Indebtedness of the type permitted under clause (e) of Section 7.2.2; provided that, (i) such Lien is granted within 90 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of the applicable property, improvements or equipment at the time of such acquisition (or construction) and (iii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause;

(e)  Liens securing Indebtedness permitted by clause (i) of Section 7.2.2; provided that, such Liens existed prior to such Person becoming a Subsidiary, were not created in anticipation thereof and attach only to specific tangible assets of such Person (and not assets of such Person generally);

(f)  Liens in favor of carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(g)  Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety and appeal bonds or performance bonds;

(h)  judgment Liens which do not otherwise result in an Event of Default under Section 8.1.6;

(i)  easements, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the value or use of the property to which such Lien is attached;

(j)  Liens for Taxes not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(k)  licenses, sublicenses, leases and subleases granted to other Persons;

(l)  the filing of UCC financing statements as a precautionary measure in connection with operating leases;

(m)  bankers’ Liens, right of setoff and other similar Liens;

(n)  replacement, extension or renewal of any Lien permitted herein in the same property subject thereto; and

(o)  other Liens securing Indebtedness in a principal or stated amount not to exceed $500,000 at any time outstanding.

SECTION 7.2.4.  Financial Condition and Operations.  The Borrowers will not permit any of the events set forth below to occur.

(a)  The Borrowers will not permit the Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below (that is, commencing with the Fiscal Quarter ending October 31, 2007) to be greater than the ratio set forth opposite such period:

Period	Leverage Ratio
10/31/07 through (and including) 04/30/08	4.65:1

07/31/08 through (and including) 04/30/09	3.40:1

07/31/09 through (and including) 04/30/10	2.90:1

07/31/10 through (and including 04/30/11	2.50:1

07/31/11 and thereafter	2.00:1

(b)  The Borrowers will not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below (that is, commencing with the Fiscal Quarter ending October 31, 2007) to be less than the ratio set forth opposite such period:

Period	Interest Coverage Ratio
10/31/07 through (and including) 04/30/08	2.40:1

07/31/08 through (and including) 04/30/09	3.10:1

07/31/09 through (and including) 04/30/10	3.80:1

07/31/10 through (and including) 04/30/11	4.50:1

07/31/11 and thereafter	5.50:1

SECTION 7.2.5.  Investments.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

(a)  Investments existing on the Effective Date and identified in Item 7.2.5(a) of the Disclosure Schedule;

(b)  Cash Equivalent Investments;

(c)  Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(d)  Investments consisting of any deferred portion of the sales price received by any Borrower or any of its Subsidiaries in connection with any Disposition permitted under Section 7.2.11;

(e)  Investments by way of contributions to capital, purchases of Capital Securities or intercompany loans (i) by any Borrower in any Subsidiaries or by any Subsidiary in other Subsidiaries; provided that, the aggregate amount of intercompany loans made pursuant to clause (f)(ii) of Section 7.2.2 and Investments under this clause made by Obligors in Subsidiaries that are not Obligors shall not exceed the amount set forth in clause (f)(ii) of Section 7.2.2 at any time, or (ii) by any Subsidiary in any Borrower;

(f)  Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

(g)  Investments in Capital Securities constituting Permitted Acquisitions in an amount which, when aggregated with the amount expended under clause (b) of Section 7.2.10, does not exceed $10,000,000 prior to the Acquisition Date and $25,000,000 on and after the Acquisition Date over the term of this Agreement; provided that, such Investments shall result in the acquisition of a wholly owned U.S. Subsidiary;

(h)  the Equity Contribution and the Acquisition;

(i)  loans and advances to officers and employees in the ordinary course of business in an amount not to exceed $100,000 at any time outstanding; and

(j)  other Investments in an amount not to exceed $1,000,000 prior to the Acquisition Date and $2,000,000 on and after the Acquisition Date over the term of this Agreement; provided that, (i) any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent Investment” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements, and (ii) no Investment otherwise permitted by clauses (e)(i), (g), (i) or (j) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

SECTION 7.2.6.  Restricted Payments, etc.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, except:

(a)  Restricted Payments made by Subsidiaries to such Borrower or any of its wholly owned Subsidiaries; and

(b)  payment of fees (collectively, the “Management Fees”), not to exceed (i) the amounts payable pursuant to clause (ii) of Section 10 of the Stockholders Agreement and (ii) in the case of clause (iii) of Section 10 of the Stockholders Agreement, $1,250,000 in the aggregate in any Fiscal Year; provided that, no such Management Fees shall be paid during any period if (i) after giving effect to any such payment, the Obligors would not be in compliance on a pro forma basis with the financial covenants set forth in Section 7.2.4, or (ii) a Default has occurred and is continuing or would arise as a result of such payment.

SECTION 7.2.7.  Capital Expenditures.  Subject (in the case of Capitalized Lease Liabilities), to clause (e) of Section 7.2.2, no Borrower will, and no Borrower will permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year (excluding Capital Expenditures actually made in Fiscal Year 2008 and 2009 with respect to the Alvarado Facility), which aggregate in excess of the amount set forth below opposite such Fiscal Year, provided that Capital Expenditures shall be permitted for 2013 and 2014 Fiscal Years only if the Acquisition is consummated on or prior to the Delayed Draw Term B Commitment Termination Date; and provided further that, to the extent that the amount of Capital Expenditures actually made during any Fiscal Year is less than the amount applicable to such Fiscal Year as set forth below (without giving effect to any increase in such amount as provided below in this proviso), such unused amount may be carried forward and used to make additional Capital Expenditures in the immediately succeeding Fiscal Year:

Fiscal Year	Capital Expenditure Amount Prior to Acquisition Date	Capital Expenditure Amount On and After Acquisition Date

2008	$2,000,000	$3,000,000
2009	$2,000,000	$3,000,000
2010	$2,000,000	$3,000,000
2011	$2,500,000	$3,500,000
2012	$2,500,000	$3,500,000
2013	N/A	$3,500,000
2014	N/A	$3,500,000

SECTION 7.2.8.  No Prepayment of Subordinated Debt.  No Borrower will, and no Borrower will permit any of its Subsidiaries to:

(a)  make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt (i) other than the stated, scheduled date for payment of interest set forth in the applicable Subordinated Debt Documents, or (ii) which would violate the terms of this Agreement or the applicable Subordinated Debt Documents;

(b)  redeem, retire, purchase, defease or otherwise acquire any Subordinated Debt; or

(c)  make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes.

Furthermore, none of the Borrowers or any of their Subsidiaries will designate any Indebtedness other than the Obligations as “Designated Senior Debt” (or any analogous term) in any Subordinated Debt Document.

SECTION 7.2.9.  Issuance of Capital Securities.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, issue any Capital Securities (whether for value or otherwise) to any Person other than (a) in the case of Subsidiaries, to any Borrower or another wholly owned Subsidiary, (b) in the case of Foreign Subsidiaries, if mandated by applicable law, to directors or foreign nationals or (c) in the case of Holdings, if the Net Equity Proceeds from such issuance are applied to prepay the Loans as required by the terms of this Agreement and if no Default would result from such issuance.

SECTION 7.2.10.  Consolidation, Merger; Permitted Acquisitions, etc.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or any division thereof), except:

(a)  any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, any Borrower or any other Subsidiary (provided that, a Guarantor may only liquidate or dissolve into, or merge with and into, any Borrower or another Guarantor), and the assets or Capital Securities of any Subsidiary may be purchased or otherwise acquired by any Borrower or any other Subsidiary (provided that, the assets or Capital Securities of any Subsidiary Guarantor may only be purchased or otherwise acquired by any Borrower or another Subsidiary Guarantor); provided further that, in no event shall any Subsidiary consolidate with or merge with and into any other Subsidiary unless after giving effect thereto, the Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Securities (on a fully diluted basis) and other assets of the surviving Person as the Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to the Administrative Agent and its counsel, pursuant to such documentation and opinions as shall be necessary in the opinion of the Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein; and

(b)  the purchase of all or substantially all of the assets of any Person (or any division thereof), or the acquisition of such Person by merger, in each case if (i) such purchase or acquisition constitutes a Permitted Acquisition, and (ii) the amount expended in connection with such transaction, when aggregated with the amount expended under clause (g) of Section 7.2.5, does not exceed the amount set forth in such clause over the term of this Agreement.

SECTION 7.2.11.  Permitted Dispositions.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, Dispose of any of the Borrowers’ or such Subsidiaries’ assets (including accounts receivable and Capital Securities of Subsidiaries) to any Person in one transaction or series of transactions unless such Disposition is:

(a)  inventory or obsolete, damaged, worn out or surplus personal property Disposed of in the ordinary course of its business;

(b)  permitted by Section 7.2.10;

(c)  in connection with the Permitted Sale-Leaseback; or

(d)  (i) for fair market value and the consideration received consists of no less than 80% in cash, (ii) the Net Disposition Proceeds received from such Disposition, together with the Net Disposition Proceeds of all other assets Disposed of pursuant to this clause since the Closing Date, does not exceed (individually or in the aggregate) $5,000,000 over the term of this Agreement and (iii) the Net Disposition Proceeds from such Disposition are applied pursuant to Sections 3.1.1 and 3.1.2.

SECTION 7.2.12.  Modification of Certain Agreements.  No Borrowers will, and no Borrower will permit any of its Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in:

(a)  the Subordinated Debt Documents, other than any amendment, supplement, waiver or modification for which no fee is payable to the holders of the Subordinated Debt and which (i) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Subordinated Debt, (ii) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Subordinated Debt or (iii) makes the covenants, events of default or remedies in such Subordinated Debt Documents less restrictive on the Borrowers;

(b)  any of the Transaction Documents, if the result would have a material adverse effect on the right or remedies of any Secured Party; or

(c)  the Organic Documents of such Borrower or any of its Subsidiaries, if the result would have a material adverse effect on the rights or remedies of any Secured Party.

SECTION 7.2.13.  Transactions with Affiliates.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract (a) is on fair and reasonable terms no less favorable to such Borrower or such Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not an Affiliate and (b) is of the kind which would be entered into by a prudent Person in the position of such Borrower or such Subsidiary with a Person that is not one of its Affiliates, other than with respect to (i) transactions permitted by clause (h) or (i) of Section 7.2.5 or Section 7.2.10, (ii) transactions among the Obligors, (iii) payments excluded from the definition of “Restricted Payment”, (iv) compensatory arrangements with officers, directors and employees in the ordinary course of business consistent with past practice and (v) payment of Management Fees and (vi) as otherwise contemplated by the Stockholders Agreement and the Registration Rights Agreement.

SECTION 7.2.14.  Restrictive Agreements, etc.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, enter into any agreement prohibiting:

(a)  the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired;

(b)  the ability of any Obligor to amend or otherwise modify any Loan Document; or

(c)  the ability of any Subsidiary to make any payments, directly or indirectly, to any Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document, (ii) in the case of clause (a), any agreement governing any Indebtedness permitted by clause (e) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness, or (iii) in the case of clauses (a) and (c), any agreement of a Foreign Subsidiary governing the Indebtedness permitted by clause (f)(ii) of Section 7.2.2.

SECTION 7.2.15.  Sale and Leaseback.  No Borrower will, and no Borrower will permit any of its Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person, except that the Borrowers shall be permitted to enter into each Permitted Sale-Leaseback, subject to clause (e) of Section 3.1.1, if (i) no Default has occurred and is continuing, (ii) the Borrowers have delivered to the Administrative Agent a Mortgage with respect to such leasehold property in form and substance reasonably satisfactory to the Administrative Agent and (iii) in the case of the Shreveport Sale-Leaseback, the consideration is 100% cash and for fair market value (and, if requested by the Administrative Agent, the Obligors shall engage a valuation professional reasonably acceptable to the Administrative Agent to produce evidence of the value of the Shreveport Facility).

SECTION 7.2.16.  Holdings.  Notwithstanding anything herein to the contrary, Holdings will not engage in any business activity other than its continuing ownership of the Capital Securities of the other Borrowers, employment of executive officers of Holdings and the other Borrowers and management of its and their operations (and related activities, including leasing space and equipment and ancillary matters) and its compliance with the obligations applicable to it under the Loan Documents.  Without limiting the generality of the immediately preceding sentence, Holdings will not (a) create, incur, assume or suffer to exist any Indebtedness (other than Indebtedness in connection with the first sentence of this Section, and Indebtedness in respect of the Loan Documents), (b) create, assume, or suffer to exist any Lien upon, or grant any options or other rights with respect to, any of its revenues, property or other assets, whether now owned or hereafter acquired (other than pursuant to the Loan Documents), (c) wind-up, liquidate or dissolve itself (or suffer to exist any of the foregoing), consolidate or amalgamate with or merge into or with any other Person, (d) except as otherwise permitted under Section 7.2.9, issue, sell, transfer, lease, contribute or otherwise convey (including by way of merger), or grant any options, warrants or other rights to, any of Holding’s assets (including its Capital Securities and the Capital Securities of its Subsidiaries) to any Person in a single transaction or series of transactions (other than the issuance of its Capital Securities, to the extent not resulting in a Change in Control, to management, employees, or to other Persons in connection with Permitted Acquisitions (including by way of a “rollover” of equity in connection with such Permitted Acquisition)), unless, in the case of the Disposition of any of Holding’s

Capital Securities or warrants or options with respect thereto, Holdings shall (i) contribute the proceeds of such Disposition (in whatever form received by Holdings) to the other Borrowers and (ii) comply with, and cause the other Borrowers to comply with, the requirements of Section 3.1.1, (e) convey, sell, transfer, lease or otherwise dispose of all or any part of its assets, in one transaction or a series of transactions, to any Person or Persons, (f) create, incur, assume or suffer to exist any Investment in any Person other than the other Borrowers or (g) permit to be taken any action that would result in a Change in Control.  Holdings agrees not to commence or cause the commencement of any of the actions described in clauses (b), (c), (d) or (e) of Section 8.1.9 with respect to any of its Subsidiaries.

ARTICLE VIII
EVENTS OF DEFAULT

SECTION 8.1.  Listing of Events of Default.  Each of the following events or occurrences described in this Article shall constitute an “Event of Default”.

SECTION 8.1.1.  Non-Payment of Obligations.  Any Borrower shall default in the payment or prepayment when due of:

(a)  any principal of or interest on any Loan, or any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to Section 2.6.4;

(b)  any fee described in Article III or any other monetary Obligation, and such default shall continue unremedied for a period of three days after such amount was due; or

(c)  any other monetary Obligation, and such default shall continue unremedied for a period of 15 days after such amount was due or three days after notice thereof has been given to Holdings by the Administrative Agent or any Lender.

SECTION 8.1.2.  Breach of Warranty.  Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect.

SECTION 8.1.3.  Non-Performance of Certain Covenants and Obligations.  (a) Any Borrower shall default in the due performance or observance of any of its obligations under Section 3.4, Section 7.1.1, Section 7.1.7 or Section 7.2 and or (b) any Obligor shall default in the due performance or observance of its obligations under the Subsidiary Guaranty or the Security Agreement.

SECTION 8.1.4.  Non-Performance of Other Covenants and Obligations.  Any Obligor shall default in the due performance and observance of any other agreement contained in any Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof given to the Borrowers by the Administrative Agent or any Lender or (ii) the date on which any Obligor has knowledge of such default.

SECTION 8.1.5.  Default on Other Indebtedness.  A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in Section 8.1.1) of any Borrower or any of its Subsidiaries or any other Obligor having a principal or stated amount, individually, in excess of $1,000,000 or, in the aggregate, in excess of $2,000,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

SECTION 8.1.6.  Judgments.  Any judgment or order for the payment of money individually in excess of $1,000,000 or in the aggregate in excess of $2,000,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such judgment or order) shall be rendered against any Borrower or any of its Subsidiaries or any other Obligor and such judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 60 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

SECTION 8.1.7.  Pension Plans.  Any of the following events shall occur with respect to any Pension Plan:

(a)  the institution of any steps by any Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, such Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $1,000,000; or

(b)  a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

SECTION 8.1.8.  Change in Control.  Any Change in Control shall occur.

SECTION 8.1.9.  Bankruptcy, Insolvency, etc.  Any Borrower, any of its Subsidiaries or any other Obligor shall:

(a)  become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

(b)  apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

(c)  in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that, each Borrower, each Subsidiary and each other Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

(d)  permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by any Borrower, any Subsidiary or any Obligor, such case or proceeding shall be consented to or acquiesced in by such Borrower, such Subsidiary or such Obligor, as the case may be, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that, each Borrower, each Subsidiary and each Obligor hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents (subject to the Liens permitted under Section 7.2.3); or

(e)  take any action authorizing, or in furtherance of, any of the foregoing.

SECTION 8.1.10.  Impairment of Security, etc.  Any Loan Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

SECTION 8.1.11.  Failure of Subordination.  Unless otherwise waived or consented to by the Administrative Agent, the Lenders and the Issuers in writing, the subordination provisions relating to any Subordinated Debt (the “Subordination Provisions”) (including the Subordination Provisions under the Subordination Agreement) shall fail to be enforceable by the Administrative Agent, the Lenders and the Issuers in accordance with the terms thereof, or the monetary Obligations shall fail to constitute “Senior Indebtedness” (or similar term) referring to the Obligations; or any Borrower or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

SECTION 8.1.12. Hedging Obligations.  A “termination event” or similar event occurs in respect of Hedging Obligations and as a result any Obligor is obligated to make payments thereunder in excess of $1,000,000 and such “termination event” shall continue unremedied for a period of 30 days.

SECTION 8.2.  Action if Bankruptcy.  If any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to any Borrower shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations (including Reimbursement Obligations) shall automatically be and become immediately due and payable, without notice or demand to any Person and each Obligor shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.

SECTION 8.3.  Action if Other Event of Default.  If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to any Borrower) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Administrative Agent, upon the direction of the Required Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations) to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate and the Borrowers shall automatically and immediately be obligated to Cash Collateralize all Letter of Credit Outstandings.  Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with this Section and Section 8.2 for the benefit of all the Lenders and the Issuer; provided that the foregoing shall not prohibit (i) the Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, or (ii) any Lender from exercising setoff rights in accordance with Section 4.9.

SECTION 8.4. Right to Cure Financial Covenants.  Notwithstanding anything to the contrary contained in this Agreement, in the event that the Borrowers fail to comply with the requirements of any financial covenant set forth in Section 7.2.4, Holdings shall have the right, no later than five days following the delivery of the related Compliance Certificate pursuant to clause (c) of Section 7.1.1 with respect to the applicable Fiscal Quarter, to issue Capital Securities for its common stock for cash or otherwise receive cash contributions to the capital of Holdings, in either case in an aggregate amount (the “Cure Amount”) not in excess of the lesser of (x) the minimum amount necessary to cure the relevant failure to comply with such financial covenant or (y) $3,000,000, the net cash proceeds of which shall be contributed to the common equity capital of the Borrowers (collectively, the “Cure Right”), and upon the receipt by Holdings of the Cure Amount pursuant to the exercise of such Cure Right, such financial covenant shall be recalculated giving effect to the following pro forma adjustments:

(a)  EBITDA shall be increased, in accordance with the definition thereof, solely for the purpose of measuring the financial covenants set forth in Section 7.2.4 and not for any other purpose under this Agreement, by an amount equal to the Cure Amount;

(b)  if, after giving effect to the foregoing recalculations, the Borrowers shall then be in compliance with the requirements of all financial covenants set forth in Section 7.2.4, the Borrowers shall be deemed to have satisfied the requirements of such financial covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of such financial covenants which had occurred shall be deemed cured for all purposes of this Agreement; and

(c)  to the extent a Fiscal Quarter ended for which such financial covenant is initially recalculated as a result of a Cure Right is included in the calculation of a financial covenant in a subsequent fiscal period, the Cure Amount shall be included in the amount of EBITDA for such initial Fiscal Quarter;

provided that the Cure Right shall not be exercised more than one time over the term of this Agreement.

ARTICLE IX
THE ADMINISTRATIVE AGENT

SECTION 9.1.  Actions.  Each Lender hereby appoints the Administrative Agent as its Administrative Agent under and for purposes of each Loan Document.  Each Lender authorizes the Administrative Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Administrative Agent (with respect to which the Administrative Agent agrees that it will comply, except as otherwise provided in this Section 9.1 or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto (including the release of Liens on assets Disposed of in accordance with the terms of the Loan Documents).  Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Administrative Agent, pro rata according to such Lender’s proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Administrative Agent in any way relating to or arising out of any Loan Document, (including attorneys’ fees), and as to which the Administrative Agent is not reimbursed by the Borrowers; provided that, no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the Administrative Agent’s gross negligence or willful misconduct.  The Administrative Agent shall not be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction.  If any indemnity in favor of the Administrative Agent shall be or become, in the Administrative Agent’s determination, inadequate, the Administrative Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

SECTION 9.2.  Funding Reliance, etc.  Unless the Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make available to the Borrowers a corresponding amount.  If and to the extent that such Lender shall not have made such amount available to the Administrative Agent, such Lender and each Borrower severally agree to repay the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Administrative Agent made such amount available to the Borrowers to the date such amount is repaid to the Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of the Borrowers) and (in the case of a Lender), at the Federal Funds Rate (for the first two Business Days after which such amount has not been repaid), and thereafter at the interest rate applicable to Loans comprising such Borrowing.

SECTION 9.3.  Exculpation.  Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under any Loan Document, or in connection therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by any Obligor of its Obligations.  Any such inquiry which may be made by the Administrative Agent shall not obligate it to make any further inquiry or to take any action.  The Administrative Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Administrative Agent believes to be genuine and to have been presented by a proper Person.

SECTION 9.4.  Successor.  The Administrative Agent may resign as such at any time upon at least 30 days’ prior notice to the Borrowers and all Lenders.  If the Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon become the Administrative Agent hereunder.  If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the United States (or any State thereof) or a United States branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $250,000,000; provided that, if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above.  Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative

Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents.  After any retiring Administrative Agent’s resignation hereunder as the Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents, and Section 10.3 and Section 10.4 shall continue to inure to its benefit.

SECTION 9.5.  Loans by Administrative Agent.  The Administrative Agent shall have the same rights and powers with respect to (x) the Credit Extensions made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not the Administrative Agent.  The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any Subsidiary or Affiliate of such Borrower as if the Administrative Agent were not the Administrative Agent hereunder.

SECTION 9.6.  Credit Decisions.  Each Lender acknowledges that it has, independently of the Administrative Agent and each other Lender, and based on such Lender’s review of the financial information of the Borrowers, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments.  Each Lender also acknowledges that it will, independently of the Administrative Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

SECTION 9.7.  Copies, etc.  The Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Administrative Agent by the Borrowers pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by any Borrower).  The Administrative Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Administrative Agent from the Borrowers for distribution to the Lenders by the Administrative Agent in accordance with the terms of the Loan Documents.

SECTION 9.8.  Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent.  As to any matters not expressly provided for by the Loan Documents, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties.  For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Rate Protection Agreement with any Obligor for a determination

(which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Obligations owed to such Secured Party under any Rate Protection Agreement.  Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the Borrowers to the contrary, the Administrative Agent, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Rate Protection Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

SECTION 9.9.  Defaults.  The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received a written notice from a Lender or the Borrowers specifying such Default and stating that such notice is a “Notice of Default”.  In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders.  The Administrative Agent shall (subject to Section 10.1) take such action with respect to such Default as shall be directed by the Required Lenders; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Secured Parties except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders.

ARTICLE X
MISCELLANEOUS PROVISIONS

SECTION 10.1.  Waivers, Amendments, etc.  The provisions of each Loan Document (other than Rate Protection Agreements, Letters of Credit or a Fee Letter, which shall be modified only in accordance with their respective terms) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Required Lenders; provided that, no such amendment, modification or waiver shall:

(a)  modify clause (b) of Section 4.7, Section 4.8 (as it relates to sharing of payments) or this Section, in each case, without the consent of all Lenders;

(b)  increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to its Commitments, extend the final Commitment Termination Date of Credit Extensions made (or participated in) by a Lender or extend the final Stated Maturity Date for any Lender’s Loan, in each case without the consent of such Lender (it being agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and Section 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

(c)  reduce (by way of forgiveness), the principal amount of or reduce the rate of interest on any Lender’s Loan, reduce any fees described in Article III payable to any Lender or extend the date on which interest or fees are payable in respect of such Lender’s Loans, in each case without the consent of such Lender (provided that, the vote of Required Lenders shall be sufficient to waive the payment, or reduce the increased portion, of interest accruing under Section 3.2.2);

(d)  reduce the percentage set forth in the definition of “Required Lenders” or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

(e)  increase the Stated Amount of any Letter of Credit unless consented to by the Issuer of such Letter of Credit;

(f)  except as otherwise expressly provided in a Loan Document, release (i) any Borrower from its Obligations under the Loan Documents or any Guarantor from its obligations under a Guaranty or (ii) all or substantially all of the collateral under the Loan Documents, in each case without the consent of all Lenders; or

(g)  affect adversely the interests, rights or obligations of the Administrative Agent (in its capacity as the Administrative Agent), any Issuer (in its capacity as Issuer), or the Swing Line Lender (in its capacity as Swing Line Lender) unless consented to by the Administrative Agent or such Issuer, as the case may be.

No failure or delay on the part of any Secured Party in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.  No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances.  No waiver or approval by any Secured Party under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions.  No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

SECTION 10.2.  Notices; Time.  All notices and other communications provided under each Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted, if to the Borrowers, the Administrative Agent, a Lender or an Issuer, to the applicable Person at its address or facsimile number set forth on Schedule II hereto or set forth in the Lender Assignment Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties.  Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.  Electronic mail and Internet and intranet websites may be used only to distribute routine communications by the Administrative Agent to the Lender, such as financial statements and other information as provided in Section 7.1.1 and for the distribution and execution of Loan Documents for execution by the parties thereto, and may not be used for any other purpose.  The parties hereto agree that delivery of an executed counterpart of a signature page to this Agreement and each other Loan Document by facsimile (or electronic transmission) shall be effective as delivery of an original executed counterpart of this Agreement or such other Loan Document.  Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York time.

SECTION 10.3.  Payment of Costs and Expenses.  The Borrowers, jointly and severally, agree to pay on demand all reasonable out-of-pocket expenses of the Administrative Agent and the Lead Arranger (including the reasonable fees and out-of-pocket expenses of Mayer, Brown, Rowe & Maw LLP, counsel to the Lead Arranger and of local counsel, if any, who may be retained by or on behalf of the Lead Arranger) in connection with:

(a)  the negotiation, preparation, execution and delivery of each Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; and

(b)  the filing or recording of any Loan Document (including the Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Effective Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and

(c)  the preparation and review of the form of any document or instrument relevant to any Loan Document.

The Borrowers further, jointly and severally, agree to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Credit Extensions or the issuance of the Notes.  The Borrowers, jointly and severally, also agree to reimburse the Administrative Agent upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal expenses of counsel to the Administrative Agent) incurred by the Administrative Agent in connection with (x) the negotiation of any restructuring or “work-out” with any Borrower, whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

SECTION 10.4.  Indemnification.  In consideration of the execution and delivery of this Agreement by each Secured Party, the Borrowers hereby, jointly and severally, indemnify, exonerate, defend and hold each Secured Party and each of their respective officers, directors, employees and agents (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ fees and disbursements, whether incurred in connection with actions between or among the parties hereto (other than actions between or among Lenders (in their capacity as a Lender)) or the parties hereto and third parties (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to:

(a)  any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the Transaction;

(b)  the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrowers as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension; provided that, any such action is resolved in favor of such Indemnified Party);

(c)  any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Capital Securities or assets of any Person, whether or not an Indemnified Party is party thereto;

(d)  any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

(e)  the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or

(f)  each Lender’s Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender’s Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence or willful misconduct.  Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against, any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted.  It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor’s obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party.  If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any other Loan Document, any Credit Extension or the use of the proceeds thereof.

SECTION 10.5.  Survival.  The obligations of the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 4.7, 10.3 and 10.4, and the obligations of the Lenders under Sections 2.6.1 and 9.1, shall in each case survive any assignment from one Lender to another and the occurrence of the Termination Date.  The representations and warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.

SECTION 10.6.  Severability.  Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 10.7.  Headings.  The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

SECTION 10.8.  Execution in Counterparts, Effectiveness, etc.  This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.  This Agreement shall become effective when counterparts hereof executed on behalf of each Borrower, the Administrative Agent and each Lender (or notice thereof satisfactory to the Administrative Agent), shall have been received by the Administrative Agent.

SECTION 10.9.  Governing Law; Entire Agreement.  EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).  EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98—INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE “ISP RULES”)) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE INTERNAL LAWS OF THE STATE OF NEW YORK.  The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 10.10.  Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided that, no Borrower may assign or transfer its rights or obligations hereunder without the consent of all Lenders.

SECTION 10.11.  Sale and Transfer of Credit Extensions; Participations in Credit Extensions; Notes.  Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with the terms set forth below.

(a)  Subject to clause (b), any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under the Loan Documents (including all or a portion of its Commitments and the Loans at the time owing to it); provided that:

(i)  except in the case of (A) an assignment of the entire remaining amount of the assigning Lender’s Commitments and the Loans at the time owing to it or (B) an assignment to a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder, but excludes Commitments and Loans assigned in connection with the primary syndication of the Commitments and Loans) or principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Lender Assignment Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than (x) $2,500,000 in the case of Revolving Loan Commitments and Revolving Loans and (y) $500,000 in the case of Term Loans, unless the Administrative Agent and, so long as no Event of Default has occurred and is continuing, each Borrower, otherwise consents;

(ii)  each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans and the Commitments assigned, except that this clause (a)(ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate tranches of Revolving Loans and Term Loans on a non-pro rata basis; and

(iii)  the parties to each assignment shall execute and deliver to the Administrative Agent a Lender Assignment Agreement, together with a processing and recordation fee of $3,500 (which fee is hereby waived if Dresdner or any of its Affiliates is assigning or purchasing any Credit Extensions or Commitments) and if the Eligible Assignee is not already Lender, administrative details information with respect to such Eligible Assignee and applicable tax forms.

(b)  Any assignment proposed pursuant to clause (a) to any Person (other than a Lender or an Approved Fund) shall be subject to the prior written approval of (i) the Administrative Agent (not to be unreasonably withheld), (ii) in the case of any assignment of any Revolving Loan Commitment, the Swing Line Lender and each Issuer and (iii) so long as no Event of Default has occurred and is continuing on the date such assignment is to become effective, each Borrower.  If the consent of the Borrowers to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in this Section), the Borrowers shall be deemed to have given their consent ten Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) to the Borrowers, unless such consent is expressly refused by the Borrowers prior to such tenth Business Day.

(c)  Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (d), from and after the effective date specified in each Lender Assignment Agreement, (i) the Eligible Assignee thereunder shall (if not already a Lender) be a party hereto and, to the extent of the interest assigned by such Lender Assignment Agreement, have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender thereunder shall (subject to Section 10.5) be released from its obligations under the Loan Documents, to the extent of the interest assigned by such Lender Assignment Agreement (and, in the case of a Lender Assignment Agreement covering all of the assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto, but shall (as to matters arising prior to the effectiveness of the Lender Assignment Agreement) continue to be entitled to the benefits of any provisions of the Loan Documents which by their terms survive the termination of this Agreement).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with the terms of this Section shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with clause (e).

(d)  The Administrative Agent shall record each assignment made in accordance with this Section in the Register pursuant to clause (a) of Section 2.7.  The Register shall be available for inspection by any Borrower and any Lender, at any reasonable time upon reasonable prior notice to the Administrative Agent.

(e)  Any Lender may, without the consent of, or notice to, any Person, sell participations to one or more Persons (other than individuals) (a “Participant”) in all or a portion of such Lender’s rights or obligations under the Loan Documents (including all or a portion of its Commitments or the Loans owing to it); provided that, (i) such Lender’s obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under the Loan Documents.  Any agreement or instrument pursuant to which a Lender sells a participation shall provide that such Lender shall retain the sole right to enforce the rights and remedies of a Lender under the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, take any action of the type described in clauses (b), (c), (d) or (f) of Section 10.1 with respect to Obligations participated in by that Participant.  Subject to clause (f), each Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6, 7.1.1, 10.3 and 10.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (c).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.9 as though it were a Lender, but only if such Participant agrees to be subject to Section 4.8 as though it were a Lender.

(f)  A Participant shall not be entitled to receive any greater payment under Section 4.3, 4.4, 4.5, 4.6, 10.3 or 10.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent.  A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 4.6 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with the requirements set forth in Section 4.6 as though it were a Lender.  Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless the Borrowers and the Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys’ fees and expenses) incurred or payable by the Borrowers or the Administrative Agent as a result of the failure of any Borrower or the Administrative Agent to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or the Administrative Agent, as the case may be, which Taxes would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to the Borrowers, the Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form W-8BEN or W-8ECI (or applicable successor form) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes.

(g)  Each Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant shall, as agent for the Borrowers solely for the purpose of this Section 10.11, record in book entries maintained by such Lender the name and amount of the participating interest of each Participant entitled to receive payments in respect of such participating interest.

(h)  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that, no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(i)  In the event that S&P or Moody’s, shall, after the date that any Person becomes a Revolving Loan Lender, downgrade the long-term certificate of deposit ratings of such Lender, and the resulting ratings shall be below BBB- or Baa3, respectively, or the equivalent, then each Borrower, the Swing Line Lender and each Issuer shall each have the right, but not the obligation, upon notice to such Revolving Loan Lender and the Administrative Agent, to replace such Revolving Loan Lender with an Eligible Assignee or a financial institution (a “Replacement Lender”) acceptable to the Borrowers, the Administrative Agent, the Issuers and the Swing Line Lender (such consents not to be unreasonably withheld or delayed; provided that, no such consent shall be required if the Replacement Lender is an existing Revolving Loan Lender), and upon any such downgrading of any Revolving Loan Lender’s long-term certificate of deposit rating, such Revolving Loan Lender hereby agrees to transfer and assign (in accordance with this Section) all of its Commitments and other rights and obligations under the Loan Documents (including Reimbursement Obligations) to such Replacement Lender; provided that, (i) such assignment shall be without recourse, representation or warranty

(other than that such Lender owns the Commitments, Loans and Notes being assigned, free and clear of any Liens) and (ii) the purchase price paid by the Replacement Lender shall be in the amount of such Revolving Loan Lender’s Loans and its Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts (if any) demanded and unreimbursed under Sections 4.2 through (and including) 4.6, which shall be paid by the Borrowers, jointly and severally), owing to such Revolving Loan Lender hereunder.  Upon any such termination or assignment, such Revolving Loan Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of, and subject to the obligations of, any provisions of the Loan Documents which by their terms survive the termination of this Agreement.

SECTION 10.12.  Other Transactions.  Nothing contained herein shall preclude the Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with the Borrowers or any of their Affiliates in which the Borrowers or such Affiliate are not restricted hereby from engaging with any other Person.

SECTION 10.13.  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER OR ANY BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2.  EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 10.14.  Waiver of Jury Trial.  THE ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR SUCH BORROWER IN CONNECTION THEREWITH.  EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.  EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

SECTION 10.15.  National Security Laws.  Each Lender hereby notifies the Borrowers that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name, address and tax identification number of each Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Patriot Act.

SECTION 10.16.  Nonliability.  Notwithstanding anything to the contrary contained herein, neither any past, present or future director, officer, manager, employee or incorporator of any Borrower or any Subsidiary, nor any past, present or future member, partner or stockholder of the Sponsor or Holdings and their respective direct and indirect owners shall have any liability, in each case in its individual capacity, for any Obligations or claims based on, in respect of, or by reason of, the transactions contemplated by this Agreement and the other Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SABRE COMMUNICATIONS HOLDINGS, INC.

By:	/s/ David J. Peters
Name: David J. Peters
Title: Chief Financial Officer

Address: PO Box 658, Sioux City, IA 51102-0658

Facsimile No.: 712-279-0817

Attention: David J. Peters

SABRE COMMUNICATIONS CORPORATION

By:	/s/ David J. Peters
Name: David J. Peters
Title: Chief Financial Officer

Address: PO Box 658, Sioux City, IA 51102-0658

Facsimile No.: 712-279-0817

Attention: David J. Peters

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
as the Administrative Agent

By:	/s/ Craig Meisner
Name: Craig Meisner
Title: Managing Director

By:	/s/ Ran Sagee
Name: Ran Sagee
Title: Director

Address:	1301 Avenue of the Americas
New York, NY 10019
Facsimile No.: 212 895 6996

Attention: Agency Services & Compliance Group

LENDERS:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:	/s/ Craig Meisner
Name: Craig Meisner
Title: Managing Director

SABRE COMMUNICATIONS CORPORATION

By:	/s/ Ran Sagee
Name: Ran Sagee
Title: Director

Address:	1301 Avenue of the Americas
New York, NY 10019
Facsimile No.: 212 895 6996

Attention: Agency Services & Compliance Group

SABRE COMMUNICATIONS HOLDINGS, INC.
AND
SABRE COMMUNICATIONS CORPORATION

SCHEDULES TO CREDIT AGREEMENT

These Schedules are delivered in connection with the Credit Agreement among Sabre Communications Holdings, Inc. and Sabre Communications Corporation and immediately following the consummation of the Acquisition, Sabre Industries, Inc., CellXion Wireless Services, LLC and the various financial institutions and other Persons from time to time parties hereto and Dresdner Bank AG, New York and Grand Cayman Branches dated as of June   , 2007 (the “Agreement”). Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Agreement.

No representation or warranty of any Borrower contained in the Agreement shall be deemed untrue or incorrect as a consequence of the existence of any fact, circumstance or event which is disclosed in these Schedules. Any fact, circumstance or event contained in any section of these Schedules shall be deemed to be disclosed and incorporated by reference in each of the other sections of the Schedules as though fully set forth in such other sections to which the relevance of such information and disclosure is reasonably apparent (whether or not specific cross references are made). The inclusion of any matter or item in any of these Schedules shall not be deemed to constitute an admission or evidence of the materiality of such item, nor shall it establish a standard of materiality for any purpose whatsoever.

The captions of the various sections of these Schedules have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any of the information or disclosures set forth herein.

Item 6.7

None

Item 6.8

Sabre Industries, Inc. – A Delaware Corporation - Expected to own 100% of the outstanding common stock of Sabre Communications Holdings, Inc.

Sabre Communications Holdings, Inc. – A Delaware Corporation – Owns 100% of the outstanding common stock of Sabre Communications Corporation

Sabre Communications Corporation – An Iowa Corporation – Owns 99.9% of the partnership interest of Sabre International DE Mexico S DE RL DE CV

Sabre International DE Mexico S DE RL DE CV – A Mexican Partnership

Item 6.11

None

Item 6.12

(a) — None

(b) — None

(c) — None

(d) — None

(e) — None

(f) — None

(g) — None

(h) — None

(i) — None

Item 7.2.2(b)

All amounts listed are as of the Closing Date and are scheduled to be repaid as part of the Credit Agreement

CREDITOR	OUTSTANDING PRINCIPAL AMOUNT
D.B. Zwirn Special Opportunities Fund, L.P. – Revolving Line of Credit	$10,423,346.23
D.B Zwirn Special Opportunities Fund, L.P. – Senior Secured Term A Loan	$17,000,000.00
D.B. Zwirn Special Opportunities Fund, L.P. – Subordinated Term B Loan	$13,000,000.00

Item 7.2.2(c)

All amounts listed are as of the date of this document

CREDITOR	OUTSTANDING PRINCIPAL AMOUNT
D. Bailey Aalfs – Non-Negotiable Subordinated Promissory Note	$3,000,000.00
Kimberly K. Aalfs Stock Voting Trust – Non-Negotiable Subordinated Promissory Note	$666,666.67
Scott B. Aalfs Stock Voting Trust – Non-Negotiable Subordinated Promissory Note	$666,666.67
Jeffrey D. Aalfs Stock Voting Trust – Non-Negotiable Subordinated Promissory Note	$666,666.67
CG Commercial Funding – Capital Lease Agreement	$2,340,336.82
National Bank of Egypt – Outstanding Letter of Credit	$16,190.00 (NOTE: This Letter of Credit is secured by a restricted cash account at Security National Bank holding proceeds equal to the aggregate amount of the Letter of Credit.)

NOTE: Excludes all normal business course indebtedness and operating leases.

Item 7.2.3(c)

All liens listed are as of the date of this document

CG Commercial Funding – UCC-1 #X070841, 8/22/2006

CG Commercial Funding – UCC-1 #X081273, 12/20/2006

NOTE: Excludes all normal business course liens and liens relating to operating leases.

Item 7.2.5(a)

Sabre Industries, Inc. – 100% expected ownership of Sabre Communications Holdings, Inc.

Sabre Communications Holdings, Inc. – 100% ownership Sabre Communications Corporation.

Sabre Communications Corporation owns 99.9% of Sabre International DE Mexico S DE RL DE CV.

SCHEDULE II

PERCENTAGES;

LIBOR OFFICE;

DOMESTIC OFFICE

PERCENTAGES
			REVOLVING	CLOSING DATE	DELAYED DRAW
NAME AND NOTICE	LIBOR	DOMESTIC	LOAN	TERM B LOAN	TERM B LOAN
ADDRESS OF LENDER	OFFICE	OFFICE	COMMITMENT	COMMITMENT	COMMITMENT

For Reporting Requirements Dresdner Bank AG, New York and Grand Cayman Branches Anthony Caraballo 1301 Avenue of the Americas New York NY 10019-6163 Telephone: 212 895 6710 Fax: 212 895 6996	Dresdner Bank AG, New York and Grand Cayman Branches 1301 Avenue of the Americas New York NY 10019-6163 Telephone: 212 895 6710 Fax: 212 895 6996	Dresdner Bank AG, New York and Grand Cayman Branches 1301 Avenue of the Americas New York NY 10019-6163 Telephone: 212 895 6710 Fax: 212 895 6996	$25,000,000 (100)%	$80,000,000 (100)%	$70,000,000 (100)%

Secondary contact:
Anthony Johnson
Telephone: 212 895 6440
Fax: 212 895 6996

Additional contact:
Ryan Flohre
Telephone 212 895 1966
Fax: 212 429 4861

For Borrowing Requests, Notices and Payments

Dresdner Bank AG, New York and Grand Cayman

Branches Jerome Ramelli 1301 Avenue of the Americas New York NY 10019-6163 Telephone: 212 895 7223 Fax: 212 895 7229 Secondary contact: Michael Morgens Telephone: 212 895 7223 Fax: 212 895 7229

Additional contact:
Ryan Flohre
Telephone 212 895 1966
Fax: 212 429 4861

For General Administrative and Credit Related Issues

Dresdner Bank AG, New York and Grand Cayman Branches
Craig Meisner
1301 Avenue of the Americas
New York NY 10019-6163
Telephone: 212 895 1965
Fax: 212 429 4861

Secondary contact:
Ryan Flohre
Telephone 212 895 1966
Fax: 212 429 4861

Additional contact
Jerome Ramelli
Telephone: 212 895 7223
Fax: 212 895 7229

EXHIBIT A-l

FORM OF REVOLVING NOTE

$	, 2007

FOR VALUE RECEIVED, SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, SABRE COMMUNICATIONS CORPORATION, an Iowa corporation, and, immediately following the Acquisition, SABRE INDUSTRIES, INC., a Delaware corporation, CELLXION, LLC, a Delaware limited liability company, and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (collectively, the “Borrowers”) hereby, jointly and severally, without setoff or counterclaim promise to pay to the order of [NAME OF LENDER] (the “Lender”) on the Stated Maturity Date the principal sum of                               ($                        ) or, if less, the aggregate unpaid principal amount of all Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to that certain Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the various financial institutions and other Persons from time to time parties thereto (including the Lender), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Administrative Agent for the Lenders, and Dresdner Kleinwort Securities LLC, as the Lead Arranger. Terms used in this Revolving Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

The Borrowers also hereby, jointly and severally, promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

This Revolving Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Revolving Note and on which such Indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SABRE COMMUNICATIONS HOLDINGS, INC.

By:
Name:
Title:

SABRE COMMUNICATIONS CORPORATION

By:
Name:
Title:

SABRE INDUSTRIES, INC.

By:
Name:
Title:

CELLXION, LLC

By:
Name:
Title:

CELLXION WIRELESS SERVICES, INC.

By:
Name:
Title:

LOANS AND PRINCIPAL PAYMENTS

	Amount of Loan Made			Amount of Principal Repaid		Unpaid Principal Balance
Date	Alternate Base Rate	LIBO Rate	Interest Period	Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate	Total	Notation Made By

EXHIBIT A-2

FORM OF TERM NOTE

$	, 2007

FOR VALUE RECEIVED, SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, SABRE COMMUNICATIONS CORPORATION, an Iowa corporation, and, immediately following the Acquisition, SABRE INDUSTRIES, INC., a Delaware corporation, CELLXION, LLC, a Delaware limited liability company, and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (collectively, the “Borrowers”), jointly and severally, without setoff or counterclaim promise to pay to the order of [NAME OF LENDER] (the “Lender”) on the Stated Maturity Date the principal sum of               DOLLARS ($                      ) or, if less, the aggregate unpaid principal amount of all Term Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to that certain Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the various financial institutions and other Persons from time to time parties thereto (including the Lender), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Administrative Agent for the Lenders, and Dresdner Kleinwort Securities LLC, as the Lead Arranger. Terms used in this Term Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

The Borrowers also hereby, jointly and severally, promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in, and in accordance with, the terms of the Credit Agreement.

Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

This Term Note is one of the Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Term Note and on which such Indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SABRE COMMUNICATIONS HOLDINGS, INC.

By:
Name:
Title:

SABRE COMMUNICATIONS CORPORATION

By:
Name:
Title:

SABRE INDUSTRIES, INC.

By:
Name:
Title:

CELLXION, LLC

By:
Name:
Title:

CELLXION WIRELESS SERVICES, INC.

By:
Name:
Title:

TERMS LOANS AND PRINCIPAL PAYMENTS

	Amount of Term Loan Made			Amount of Principal Repaid		Unpaid Principal Balance
Date	Alternate Base Rate	LIBO Rate	Interest Period	Alternate Base Rate	LIBO Rate	Alternate Base Rate	LIBO Rate	Total	Notation Made By

EXHIBIT A-3

FORM OF SWING LINE NOTE

$	, 2007

FOR VALUE RECEIVED, the undersigned SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, SABRE COMMUNICATIONS CORPORATION, an Iowa corporation, and, immediately following the Acquisition, SABRE INDUSTRIES, INC., a Delaware corporation, CELLXION, LLC, a Delaware limited liability company, and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (collectively, the “Borrowers”), jointly and severally, without setoff or counterclaim promise to pay to the order of [NAME OF SWING LINE LENDER] (the “Lender”) on the Stated Maturity Date for Swing Line Loans the principal sum of                    DOLLARS ($                   ) or, if less, the aggregate unpaid principal amount of all Swing Line Loans made by the Lender pursuant to the Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the various financial institutions and other persons from time to time parties thereto including the Lender, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Administrative Agent for the Lenders, and Dresdner Kleinwort Securities LLC, as the Lead Arranger. Unless otherwise defined, terms used in this Swing Line Note have the meanings provided in the Credit Agreement.

The Borrowers also hereby, jointly and severally, promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Swing Line Lender pursuant to the Credit Agreement.

This Swing Line Note is one of the Swing Line Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swing Line Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Swing Line Note and on which such Indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SABRE COMMUNICATIONS HOLDINGS, INC.

By:
Name:
Title:

SABRE COMMUNICATIONS CORPORATION

By:
Name:
Title:

SABRE INDUSTRIES, INC.

By:
Name:
Title:

CELLXION, LLC

By:
Name:
Title:

CELLXION WIRELESS SERVICES, INC.

By:
Name:
Title:

SWING LINE LOANS AND PRINCIPAL PAYMENTS

Date	Amount of Swing Line Loan	Amount of Principal Payment	Outstanding Principal Balance	Notation Made By

EXHIBIT B-1

FORM OF BORROWING REQUEST

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

as Administrative Agent

1301 Avenue of the Americas

New York, NY 10019

Attention:

Ladies and Gentlemen:

This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, SABRE COMMUNICATIONS CORPORATION, an Iowa corporation, and, immediately following the consummation of the Acquisition, SABRE INDUSTRIES, INC., a Delaware corporation, CELLXION, LLC, a Delaware limited liability company, and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (each, individually, a “Borrower” and, collectively, the “Borrowers”), the various financial institutions and other Persons from time to time parties hereto (the “Lenders”), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Administrative Agent for the Lenders, and Dresdner Kleinwort Securities LLC, as Lead Arranger. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

The undersigned Borrower hereby requests that a [Revolving Loan] [Term                                   Loan] [Swing Line Loan] be made in the aggregate principal amount of $                                  on                           ,           as a [Base Rate Loan] [LIBO Rate Loan having an Interest Period of                            months].

The undersigned Borrower hereby acknowledges that, pursuant to Section 5.3.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the undersigned Borrower of the proceeds of the Loans requested hereby constitutes a representation and warranty by the undersigned Borrower that, on the date of the making of such Loans, and both before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.3.1 of the Credit Agreement are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

The undersigned Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall receive written notice to the contrary from the undersigned Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Borrowing as if then made.

Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to	Persons to be Paid		Name, Address, etc.
be Transferred	Name	Account No.	of Person to be Paid
$

Attention:

$

Attention:

$

Attention:

Balance of such proceeds
Attention:

IN WITNESS WHEREOF, the undersigned Borrower has caused this Borrowing Request to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this          day of                 ,             .

[SABRE COMMUNICATIONS HOLDINGS, INC.]

By:
Name:
Title:

[SABRE COMMUNICATIONS CORPORATION]

By:
Name:
Title:

[SABRE INDUSTRIES, INC.]

By:
Name:
Title:

[CELLXION, LLC]

By:
Name:
Title:

[CELLXION WIRELESS SERVICES, LLC]

By:
Name:
Title:

EXHIBIT B-2

FORM OF ISSUANCE REQUEST

DRESDNER BANK AG,

NEW YORK AND GRAND CAYMAN BRANCHES

as Administrative Agent

1301 Avenue of the Americas

New York, NY 10019-6163

Attention: Anthony Caraballo

Ladies and Gentlemen:

This Issuance Request is delivered to you pursuant to Section 2.6 of that certain Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, SABRE COMMUNICATIONS CORPORATION, an Iowa corporation, and, immediately following the consummation of the Acquisition, SABRE INDUSTRIES, INC., a Delaware corporation, CELLXION, LLC, a Delaware limited liability company, and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (each, individually, a “Borrower” and collectively, the “Borrowers”), the various financial institutions and other Persons from time to time parties hereto (the “Lenders”), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Administrative Agent for the Lenders, and Dresdner Kleinwort Securities LLC, as Lead Arranger.  Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

The undersigned Borrower hereby requests that on                                     ,          (the “Date of Issuance”) [Name of Issuer] (the “Issuer”) [issue a Letter of Credit in the initial Stated Amount of $                       with a Stated Expiry Date (as defined therein) of                             ,            ] [extend the Stated Expiry Date (as defined under Letter of Credit No.       , issued on                        ,           , in the initial Stated Amount of $                           ) to a revised Stated Expiry Date (as defined therein) of                         ,        ].

The beneficiary of the requested Letter of Credit will be                                     , and such Letter of Credit will be in support of                                                     .

The undersigned Borrower hereby acknowledges that, pursuant to Section 5.3.2 of the Credit Agreement, each of the delivery of this Issuance Request and the acceptance by the undersigned Borrower of the [issuance] [extension] of the Letter of Credit requested hereby constitutes a representation and warranty by the undersigned Borrower that, on the date of such [issuance] [extension], and both before and after giving effect thereto and to the application of the proceeds or benefits of the Letter of Credit [issued] [extended] in accordance herewith, all statements set forth in Section 5.3.1 of the Credit Agreement are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

The undersigned Borrower hereby agrees that if prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the [issuance] [extension] of the Letter of Credit requested hereby the Administrative Agent shall receive written notice to the contrary from the undersigned Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such [issuance] [extension] as if then made.

IN WITNESS WHEREOF, the undersigned Borrower hereby has caused this Issuance Request to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this                    day of                             ,             .

SABRE COMMUNICATIONS HOLDINGS, INC.

By:
Name:
Title:

SABRE COMMUNICATIONS CORPORATION

By:
Name:
Title:

SABRE INDUSTRIES, INC.

By:
Name:
Title:

CELLXION, LLC

By:
Name:
Title:

CELLXION WIRELESS SERVICES, LLC

By:
Name:
Title:

EXHIBIT C

FORM OF CONTINUATION/CONVERSION NOTICE

DRESDNER BANK AG,

NEW YORK AND GRAND CAYMAN BRANCHES

as Administrative Agent

1301 Avenue of the Americas
New York, NY 10019-6163
Attention: Anthony Caraballo

Ladies and Gentlemen:

This Continuation/Conversion Notice is delivered to you pursuant to Section 2.4 of the Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation, SABRE COMMUNICATIONS CORPORATION, an Iowa corporation, and, immediately following the consummation of the Acquisition, SABRE INDUSTRIES, INC., a Delaware corporation, CELLXION, LLC, a Delaware limited liability company, and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (each, individually, a Borrower and, collectively, the “Borrowers”), the various financial institutions and other Persons from time to time parties hereto (the “Lenders”), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Administrative Agent for the Lenders, and Dresdner Kleinwort Securities LLC, as Lead Arranger. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

The undersigned Borrower hereby requests that on                                             ,             ,

(1)           $                                   of the presently outstanding principal amount of the [Revolving Loans] [Term           Loans] originally made on                               ,           , presently being maintained as [Base Rate Loans] [LIBO Rate Loans],

(2)           be [converted into] [continued as],

(3)           [LIBO Rate Loans having an Interest Period of                  months] [Base Rate Loans].

The undersigned Borrower hereby:

(a)           certifies and warrants that no Default has occurred and is continuing; and

(b)           agrees that if prior to the time of the [continuation] [conversion] requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent.

Except to the extent, if any, that prior to the time of the [continuation] [conversion] requested hereby the Administrative Agent shall receive written notice to the contrary from the undersigned Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such [continuation] [conversion] as if then made.

IN WITNESS WHEREOF, the undersigned Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certifications and warranties contained herein to be made, by their duly Authorized Officers this                day of                                       ,                       .

SABRE COMMUNICATIONS HOLDINGS, INC.

By:
Name:
Title:

SABRE COMMUNICATIONS CORPORATION

By:
Name:
Title:

SABRE INDUSTRIES, INC.

By:
Name:
Title:

CELLXION, LLC

By:
Name:
Title:

CELLXION WIRELESS SERVICES, LLC

By:
Name:
Title:

EXHIBIT D

FORM OF LENDER ASSIGNMENT AGREEMENT

This Lender Assignment Agreement (this “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to be incorporated herein by reference and made a part of this Assignment.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights, benefits, obligations, liabilities and indemnities in its capacity as a Lender (as defined below) under (and in connection with) the Credit Agreement and any other Loan Documents to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swing line loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the other Loan Documents or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

This Assignment shall be effective as of the Effective Date upon the written consent of the Administrative Agent and, unless an Event of Default shall have occurred and be continuing, the Borrowers (as defined below) being subscribed in the space indicated below.

1.	Assignor:

2.	Assignee:
[and is an [existing Lender] [Affiliate of an existing Lender] [Approved Fund]]

3.	Borrowers:

Sabre Communications Holdings, Inc., a Delaware corporation, Sabre Communications Corporation, an Iowa corporation and, immediately following consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation, CellXion, LLC, A Delaware limited liability company and CellXion Wireless

Services, LLC, a Delaware limited liability company (collectively, the “Borrowers”)

4.	Administrative Agent:	Dresdner Bank AG, New York And Grand Cayman Branches, as the administrative agent under the Credit Agreement (in such capacity, the “Administrative Agent”)

5.	Credit Agreement:

The Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the various financial institutions and other Persons from time to time parties thereto (the “Lenders”), the Administrative Agent and Dresdner Kleinwort Securities LLC, as Lead Arranger.

6.	Assigned Interest:

REVOLVING LOAN:

Aggregate Amount of Commitment for all Revolving Loan Lenders	Amount of Commitment Assigned	Percentage Assigned of Commitment(1)

$	$		%

TERM LOAN:

Aggregate Amount of Loans for all Term Loan Lenders	Amount of Term Loans Assigned	Percentage Assigned of Term Loans(2)

$	$		%

Effective Date:                                         , 20              (the “Effective Date”) [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

(1) Set forth, to at least 9 decimals, as a percentage of the Commitment of all Revolving Loan Lenders thereunder.

(2) Set forth, to at least 9 decimals, as a percentage of the Loans of all Term Loan Lenders thereunder.

The terms set forth in this Assignment are hereby agreed to as of the Effective Date:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

Consented to and Accepted

this     day of          ,    :

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHESas

Administrative Agent [and as Issuer]

By:
Title:

By:
Title:

[[ISSUER,],
as Issuer

By:
	Title:	](3)

[[BORROWERS,]

By:
	Title:	](4)

(3) If required

(4) If required

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT

1.     Representations and Warranties.

1.1         Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) except as provided in clause (a) above, assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers or any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2         Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to the Credit Agreement, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

1.3         Assignor and Assignee. The Assignor and the Assignee represent and warrant that, to the extent applicable, the Administrative Agent has been paid the processing fee referred to in clause (a) of Section 10.10 of the Credit Agreement.

2.     Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.     Consent. Notwithstanding any other provisions hereof, to the extent the approvals or consents of or notice to the Borrowers, the Administrative Agent and/or any Issuer are required for the Assignee to be an “Eligible Assignee” or under Section 10.10 of the Credit Agreement, the assignment and delegation contemplated in this Assignment shall not be effective unless such approvals, consents or notices shall have been obtained and in any event no such assignment and delegation shall be effective unless and until such assignment has been recorded in the Register by the Administrative Agent.

4.     General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be deemed to be a contract made under, governed by, and construed in accordance with, the laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) without regard to conflicts of laws principles.

EXHIBIT E

COMPLIANCE CERTIFICATE

(Credit Agreement)

[SABRE COMMUNICATIONS HOLDINGS, INC.]

[           , 200  ]

This Compliance Certificate (this “Certificate”) is delivered by the undersigned Borrower pursuant to clause (c) of Section 7.1.1 of that certain Credit Agreement (the “Credit Agreement”), dated as of June 26, 2007, among SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Sabre”), SABRE COMMUNICATIONS CORPORATION, an Iowa corporation (“SCC”) and, immediately following the consummation of the Acquisition, SABRE INDUSTRIES, INC., a Delaware corporation (“Holdings”), CELLXION, LLC, a Delaware limited liability company (the “Target”), and CELLXION WIRELESS SERVICES, LLC, a Delaware limited liability company (“CellXion Wireless”; Target, CellXion Wireless, Sabre, SCC and Holdings shall be referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the various financial institutions and other Persons from time to time parties thereto (the “Lenders”), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES (“Dresdner”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and DRESDNER KLEINWORT SECURITIES LLC, as the sole lead arranger and sole bookrunner (in such capacity, the “Lead Arranger”). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

This Certificate relates to the [              ] [Fiscal Quarter] [Fiscal Year], commencing on[              , 20    ] and ending on [                      , 20   ] (such latter date being the Computation Date”).

Each of the undersigned is duly authorized to execute and deliver this Certificate on behalf of the undersigned Borrower, as applicable. By executing this Certificate each of the undersigned hereby certifies to the Administrative Agent and Lenders that as of the Computation Date:

(a)          Attached hereto as Annex I

[are the unaudited consolidated balance sheet of the undersigned Borrower and its Subsidiaries as at the Fiscal Quarter ended [                 ] and the consolidated statements of income and cash flow of the undersigned Borrower and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding

1

Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by the chief financial or accounting Authorized Officer of the undersigned Borrower (subject to normal year-end adjustments).](1)

[are (i) a copy of the consolidated balance sheet of the undersigned Borrower and its Subsidiaries and the related consolidated statement of income and cash flow of the undersigned Borrower and its Subsidiaries for the [        ] Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year, audited (without any Impermissible Qualification) by [                             ], an independent public accountant acceptable to the Administrative Agent, and stating that, in performing the examination necessary to deliver the audited financial statements of the undersigned Borrower and its Subsidiaries, no knowledge was obtained of any Event of Default and (ii) a management discussion and analysis of the figures in the audited financial statements referenced in Section 7.1.1(b) of the Credit Agreement in comparison with the figures for the immediately preceding Fiscal Year.](2)

(b)         The financial statements delivered with this Certificate in accordance with clauses (a) or (b)(i) of Section 7.1.1 of the Credit Agreement fairly present in all material respects the financial condition of the undersigned Borrower and its Subsidiaries (subject to the absence of footnotes and to normal year-end adjustments in the case of unaudited financial statements).

(c)          Any other information presented in connection with this Certificate (including the Annexes and Attachments hereto) is correct and complete in all material respects.

(d)         In performing the examination necessary to deliver the financial statements of the undersigned Borrower and its Subsidiaries, the Leverage Ratio on the Computation Date was [     :1], as computed on and Attachment 2 hereto (with EBITDA, as computed on Attachment 1 hereto). The maximum Leverage Ratio for such period permitted pursuant to clause (a) of Section 7.2.4 of the Credit Agreement is [     :1] and, accordingly, the terms of such clause [have] [have not] been complied with.

(e)          In performing the examination necessary to deliver the financial statements of the undersigned Borrower and its Subsidiaries, the Interest Coverage Ratio on the Computation Date was [     :1], as computed on Attachment 3 hereto. The minimum Interest Coverage Ratio for such period required pursuant to clause (b) of Section 7.2.4 of the Credit Agreement is [     :1] and, accordingly, the terms of such clause [have] [have not] been complied with.

(f)          No Default has occurred and is continuing, except as set forth on Attachment 4 hereto, which includes a description of the nature and period of existence of such Default and what action the undersigned Borrower or any other Obligor has taken, is taking and/or proposes to take with respect thereto.

(g)         No Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, except as set forth on Attachment 5 hereto, which includes a description

(1) INCLUDE FOR QUARTERLY FINANCIAL DELIVERABLES.

(2) INCLUDE FOR ANNUAL FINANCIAL DELIVERABLES.

of the name, jurisdiction, nature of formation or acquisition and period of existence of such Subsidiary. [Each such Subsidiary that has been formed or acquired since the delivery of the last Compliance Certificate [has] [has not] complied with Section 7.1.8 of the Credit Agreement.](3)

(h)         [In performing the examination necessary to deliver the audited financial statements of the undersigned Borrower and its Subsidiaries, the Excess Cash Flow for the [              ] Fiscal Year was $[         ], as computed on Attachment 6 hereto.](4)

(3) INCLUDE IF A NEW SUBSIDIARY HAS BEEN FORMED SINCE THE DATE OF THE LAST COMPLIANCE CERTIFICATE

(4) INCLUDE FOR ANNUAL FINANCIAL DELIVERABLES.

IN WITNESS WHEREOF, the undersigned Borrower has caused this Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its chief financial or accounting Authorized Officer as of the date first above written.

[SABRE COMMUNICATIONS HOLDINGS, INC.]

By:
Name:
Title:

Attachment 1

(to     /    /     Compliance

Certificate)

EBITDA

1. EBITDA is calculated for the undersigned Borrower and its Subsidiaries for any applicable period ending on the Computation Date (the “Computation Period”) and is defined as follows:

(a)	Net Income:

	(i) the aggregate of all amounts which would be included as net income on the consolidated financial statements of the undersigned Borrower and its Subsidiaries for such period;	$

excluding:

	(ii) extraordinary gains;	$

	(iii) extraordinary losses;	$

	(iv) Net Income: Item l(a)(i) minus the sum of Item l(a)(ii) plus Item l(a)(iii).	$

plus:

(b)	in each case to the extent deducted in the calculation of Net Income:

	(i) amounts attributable to amortization;	$

	(ii) income tax expense;	$

	(iii) Interest Expense;	$

	(iv) depreciation of assets;	$

	(v) Transaction Expenses;	$

	(vi) Management Fees;	$

	(vii) compensation expenses, in any form, to Steven Schoonover, incurred or paid prior to the Closing Date;	$

	(viii) non-commercial aircraft and hangar expenses incurred or paid prior to the Closing Date;	$

(ix) the sum of Items l(b)(i) through (viii).	$

2. EBITDA:

(a) EBITDA for the purposes of the determination of Excess Cash Flow only: (Item l(a)(iv) plus Item l(b)(ix)).	$

or:

(b) EBITDA other than for the purposes of the determination of Excess Cash Flow:

(i) Item 2(a);	$

plus:

(ii)        the pro forma EBITDA of any Person or line of business acquired by the undersigned Borrower or any of its Subsidiaries pursuant to a Permitted Acquisition during the Computation Period (assuming the consummation of such Permitted Acquisition, the add-back of non-recurring expenses and the incurrence or assumption of any Indebtedness in connection therewith occurred as of the first day of the Computation Period);

$

minus:

(iii)       the pro forma EBITDA of any Person or line of business Disposed of by the undersigned Borrower or any of its Subsidiaries during the Computation Period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred as of the first day of the Computation Period);

$

(iv) EBITDA other than for the purposes of the determination of Excess Cash Flow: Item 2(b)(i) plus Item 2(b)(ii) minus Item (2(b)(iii).	$

(c) EBITDA: Item 2(a) or Item 2(b)(iv), as applicable.	$

Attachment 2

(to     /    /     Compliance

Certificate)

LEVERAGE RATIO

for the Fiscal Quarter

ending on [                        , 20   ]

1. Leverage Ratio is calculated for the undersigned Borrower and its Subsidiaries as of the last day of such Fiscal Quarter and is defined as follows:

(a)	Total Debt:

(i)         all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments (which, in the case of the Loans, shall be deemed to equal the average daily amount of the Loans outstanding on the last date of such Fiscal Quarter);

$

	(ii) the amount deposited in the Escrow Account on the last date of such Fiscal Quarter;	$

(iii)       all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person (which, in the case of Letter of Credit Outstandings shall be deemed to equal the average daily amount of Letter of Credit Outstandings for the last date of such Fiscal Quarter);

$

	(iv) all Capitalized Lease Liabilities of such Person (exclusive of intercompany Indebtedness between any of the Borrowers and the Subsidiaries);	$

	(v) all obligations arising under Synthetic Leases (exclusive of intercompany Indebtedness between any of the Borrowers and the Subsidiaries);	$

	(vi) any Contingent Liability in respect of any of the foregoing;	$

	(vii) Total Debt: Item l(a)(i) minus Item l(a)(ii) plus the sum of Item l(a)(iii) through Item l(a)(vi).	$

to:

(b)	EBITDA as calculated in Item 2(b)(iv) of Attachment 1 hereto.	$

2. Total Leverage Ratio: the ratio of Item l(a)(vii) to Item 1(b).

Attachment 3

(to    /    /     Compliance

Certificate)

INTEREST COVERAGE RATIO

for the Fiscal Quarter

ending on [                       , 20   ]

1.  Interest Coverage Ratio is calculated for the undersigned Borrower and its Subsidiaries as of the last day of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters and is defined as follows:

(a)	EBITDA as calculated in Item 2(b)(iv) of Attachment 1 hereto;	$

to:

(b)	Interest Expense:

(i)            the aggregate interest expense (both accrued and paid and net of interest income paid during such period to the undersigned Borrower and its Subsidiaries) of the undersigned Borrower and its Subsidiaries for such applicable period, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense;

$

(ii)           with respect to the four consecutive Fiscal Quarter period ending October 31, 2007, Interest Expense for purposes hereof is the actual Interest Expense for the Fiscal Quarter period ending October 31, 2007 multiplied by 4;

$

(iii)          with respect to the four consecutive Fiscal Quarter period ending January 31, 2008, Interest Expense for purposes hereof is the actual Interest Expense for the two Fiscal Quarter period ending January 31, 2008 multiplied by 2;

$

(iv)          with respect to the four consecutive Fiscal Quarter period ending April 30, 2008, Interest Expense for purposes hereof is the actual Interest Expense for the three Fiscal Quarter period ending April 30, 2008 multiplied by one and one-third;

$

	(v) Interest Expense: Item l(b)(i), (ii), (iii) or (iv), as applicable.	$

2. Interest Coverage Ratio (the ratio of Item 1(a) to Item l(b)(v)).

Attachment 4

(to   /   /   Compliance
Certificate)

CONDITIONS OR EVENTS WHICH CONSTITUTE
A DEFAULT OR AN EVENT OF DEFAULT

If any condition or event exists that constitutes a Default or Event of Default, specify nature and period of existence and what action the undersigned Borrower or any other Obligor has taken, is taking or proposes to take with respect thereto; and if no condition or event exists, state “None.”

Attachment 5

(to   /   /   Compliance
Certificate)

FORMATION OR ACQUISITION OF A NEW SUBSIDIARY

If any Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, specify the name, jurisdiction, nature of formation or acquisition and period of existence of such Subsidiary, and if no such change has been made, state “None.”

Attachment 6

(to     /    /     Compliance

Certificate)

EXCESS CASH FLOW

for the [20  ] Fiscal Year

1. Excess Cash Flow is calculated for the undersigned Borrower and its Subsidiaries for such Fiscal Year and is defined as follows:

(a)	EBITDA:

	(i) EBITDA as calculated in Item 2(a) of Attachment 1 hereto;	$

excluding:

	(ii) EBITDA attributable to Target or CellXion Wireless for all periods prior to the Acquisition Date);	$

plus:

(iii) the Consolidated Working Capital Adjustment:

(A) Consolidated Working Capital (at the beginning of the Computation Period):

	(1) the total assets of the undersigned Borrower and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP;	$

excluding:

	(2) cash and Cash Equivalent Investments;	$

minus:

	(3) the total liabilities of the undersigned Borrower and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP;	$

excluding:

	(4) the current portion of long term debt (including Capitalized Lease Liabilities);	$

	(5) (Item l(a)(iii)(A)(l) minus Item 1(a)(iii)(A)(2)) minus (Item l(a)(iii)(A)(3) minus Item l(a)(iii)(A)(4).	$

(B) Consolidated Working Capital (at the end of the Computation Period):

	(1) the total assets of the undersigned Borrower and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP;	$

excluding:

	(2) cash and Cash Equivalent Investments;	$

minus:

	(3) the total liabilities of the undersigned Borrower and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP;	$

excluding:

	(4) the current portion of long term debt (including Capitalized Lease Liabilities);	$

	(5) (Item l(a)(iii)(B)(l) minus Item l(a)(iii)(B)(2)) minus (Item l(a)(iii)(B)(3) minus Item l(a)(iii)(B)(4).	$

	(C) Consolidated Working Capital Adjustment (Item l(a)(iii)(A)(5) minus Item l(a)(iii)(B)(5) (this number may be negative):	$

	(iv) EBIDTA: Item l(a)(i) minus Item l(a)(ii) plus Item l(a)(ii)(C).	$

over:

(b) the sum (for such Fiscal Year) of:

	(i) Interest Expense actually paid in cash by the undersigned Borrower and its Subsidiaries.	$

	(ii) scheduled principal repayments Item l(b)(ii)(A) minus Item l(b)(ii)(B):	$

	(A) to the extent actually made, of Term Loans pursuant to clauses (c) and (d) of Section 3.1.1 of the Credit Agreement;	$

excluding:

	(B) repayments made from a refinancing of any portion of such Indebtedness, or pursuant to clauses (e), (f) or (g) of Section 3.1.1 of the Credit Agreement;	$

	(iii) all income Taxes actually paid in cash by the undersigned Borrower and its Subsidiaries;	$

(iv)          Capital Expenditures made in cash (exclusive of Capital Expenditures financed with the proceeds of Indebtedness, equity issuances, casualty proceeds or other proceeds which are not included in EBITDA);

$

	(v) cash payments made for Permitted Acquisitions that are not financed with the proceeds of any Loans or other Indebtedness;	$

(vi) amounts added back to EBITDA for non-recurring expenses of the Person or business acquired;

	(vii) cash payments made pursuant to Items l(b)(v), l(b)(vi), l(b)(vii) and l(b)(viii) as set forth on Attachment 1 hereto;	$

	(viii) the sum of Items l(b)(i) through (vii).	$

2.	Excess Cash Flow: Item l(a)(iv) minus Item l(b)(viii).	$

Annex I

(to   /   /   Compliance
Certificate)

FINANCIAL INFORMATION

(see attached)

EXHIBIT F

Reserved

EXHIBIT G

FORM OF SUBSIDIARY GUARANTY

This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Guaranty”), dated as of June 26, 2007, is made by each Subsidiary of SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Sabre”) or, immediately following the consummation of the Acquisition, SABRE INDUSTRIES, INC., a Delaware corporation (“Holdings”), from time to time party hereto (each individually, a “Guarantor” and, collectively, the “Guarantors”), in favor of DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties (capitalized terms used herein have the meanings set forth in or incorporated by reference in Article I).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Sabre, Sabre Communications Corporation, an Iowa corporation, and, immediately following the consummation of the Acquisition, Holdings, CellXion, LLC, a Delaware limited liability company, and CellXion Wireless Services, LLC, a Delaware limited liability company (each a “Borrower” and, collectively, the “Borrowers”), the Lenders, the Administrative Agent and Dresdner Kleinwort Securities LLC, as the Lead Arranger, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers; and

WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.                       Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Borrower” and “Borrowers” are defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Guarantor” and “Guarantors” are defined in the preamble.

“Guaranty” is defined in the preamble.

“Holdings” is defined in the preamble.

“Sabre” is defined in the preamble.

SECTION 1.2.                       Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE II
GUARANTY PROVISIONS

SECTION 2.1.                       Guaranty. Each Guarantor hereby jointly and severally, absolutely, unconditionally and irrevocably

(a)          guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each Obligor now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, Reimbursement Obligations, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

(b)         indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor or any other Person before or as a condition to the obligations of such Guarantor hereunder.

SECTION 2.2.                       Reinstatement, etc. Each Guarantor hereby jointly and severally agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured

Party, including upon the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement or otherwise, all as though such payment had not been made.

SECTION 2.3.                       Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. Each Guarantor jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document;

(b) the failure of any Secured Party

(i)             to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or

(ii)          to exercise any right or remedy against any other guarantor (including any Guarantor) of, or collateral securing, any Obligations;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

(d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including a Guarantor hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

SECTION 2.4.                       Setoff. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender, without the requirement that any notice be given to such Guarantor

(such notice being expressly waived by each Guarantor), upon the occurrence and during the continuance of any Default described in Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, and upon the occurrence and during the continuance of any other Event of Default, upon prior written notice to such Guarantor, to set-off and appropriate and apply to the payment of the Obligations (whether or not then due, and whether or not any Secured Party has made any demand for payment of the Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of such Guarantor then or thereafter maintained with such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees to notify the applicable Guarantor and the Administrative Agent after any such setoff and application made by such Secured Party; provided further, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

SECTION 2.5.                       Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

SECTION 2.6.                       Postponement of Subrogation, etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided., that if any Guarantor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Guarantor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, each Guarantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Secured Party.

SECTION 2.7.                  Payments; Application. Each Guarantor hereby agrees with each Secured Party as follows:

(a)               Each Guarantor agrees that all payments made by such Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any Taxes, each Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; provided, however, that references to “Borrower” or “Borrowers” in such Sections shall be deemed to be references to each Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Guaranty.

(b)              All payments made hereunder shall be applied upon receipt, as set forth in Section 4.7 of the Credit Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Rate Protection Agreements, each Guarantor represents and warrants to each Secured Party as set forth below.

SECTION 3.1.                       Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to any Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

SECTION 3.2.                       Financial Condition, etc. Each Guarantor has knowledge of each other Obligor’s financial condition and affairs and that it has adequate means to obtain from the each such Obligor on an ongoing basis information relating thereto and to such Obligor’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

SECTION 3.3.                       Best Interests. It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will, as a result of being a Subsidiary of a Borrower, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to such Borrower by the Lenders and the Issuers pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrower, other Obligors and certain Secured Parties, and each Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrowers.

ARTICLE IV
COVENANTS, ETC.

Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Article VII and Section 8.1.9 of the Credit Agreement) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

ARTICLE V
MISCELLANEOUS PROVISIONS

SECTION 5.1.                       Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 5.2.                       Binding on Successors, Transferees and Assigns; Assignment. This Guaranty shall remain in full force and effect until the Termination Date has occurred, shall be jointly and severally binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided, however, that no Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

SECTION 5.3.                       Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor from its obligations under this Guaranty, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.4.                       Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Guarantor, in care of the Borrowers) set forth on Schedule II to the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION 5.5.                       Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Guarantor” hereunder with the same force and effect as if it were originally a party to this Guaranty and named as a “Guarantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

SECTION 5.6.                       Release of Guarantor. Upon the occurrence of the Termination Date, this Guaranty and all obligations of each Guarantor hereunder shall terminate, without delivery of any instrument or performance of any act by any party. In addition, at the request of the Borrowers, and at the sole expense of the Borrowers, a Guarantor shall be released from its obligations hereunder in the event that the Capital Securities of such Guarantor are Disposed of in a transaction permitted by the Credit Agreement; provided that the Borrowers shall have delivered to the Administrative Agent, at least three Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and a certification by the Borrowers stating that such transaction is in compliance with the Loan Documents.

SECTION 5.7.                       No Waiver; Remedies. In addition to, and not in limitation of, Sections 2.3 and 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.8.                       Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

SECTION 5.9.                       Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 5.10.                 Governing Law, Entire Agreement, etc. THIS GUARANTY WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 5.11.                 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUERS OR ANY GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE BORROWERS IN SECTION 10.2 OF THE CREDIT AGREEMENT. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 5.12.                 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY) AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR SUCH GUARANTOR IN CONNECTION THEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND SUCH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

SECTION 5.13. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its Authorized Officer as of the date first above written.

[SUBSIDIARY]

By:
Name:
Title:

[SUBSIDIARY]

By:
Name:
Title:

[SUBSIDIARY]

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF

AND ON BEHALF OF THE SECURED PARTIES:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

ANNEX I to
the Subsidiary Guaranty

THIS SUPPLEMENT, dated as of                       ,     (this “Supplement”), is to the Subsidiary Guaranty, dated as of [            ] [    ], [             ] (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guaranty”), among the Guarantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) from time to time party thereto, in favor of [                ], as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, each of the undersigned is becoming a Guarantor under the Guaranty; and

WHEREAS, each of the undersigned desires to become a “Guarantor” under the Guaranty in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of each Secured Party, as follows.

SECTION 1.           Party to Guaranty, etc. In accordance with the terms of the Guaranty, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guaranty shall be deemed to include each of the undersigned.

SECTION 2.           Representations. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

SECTION 3.           Full Force of Guaranty. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

SECTION 4.           Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guaranty.

SECTION 5.           Indemnity; Fees and Expenses, etc. Without limiting the provisions of any other Loan Document, each of the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Supplement, including reasonable attorney’s fees and expenses of the Administrative Agent’s counsel.

SECTION 6.           Governing Law, Entire Agreement, etc. THIS SUPPLEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 7.           Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF

AND ON BEHALF OF THE SECURED PARTIES:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT H

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Security Agreement”), is made by SABRE COMMUNICATIONS HOLDINGS, INC., a Delaware corporation (“Sabre”), SABRE COMMUNICATIONS CORPORATION, an Iowa corporation (“SCC”), each Guarantor (terms used in the preamble and the recitals have the definitions set forth in or incorporated by reference in Article I) from time to time a party to this Security Agreement (each individually a “Grantor” and collectively, the “Grantors”), in favor of DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Sabre, SCC and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation, CellXion, LLC, a Delaware limited liability company, and CellXion Wireless Services, LLC, a Delaware limited liability company (each a “Borrower” and, collectively, the “Borrowers”), the Lenders, the Administrative Agent and Dresdner Kleinwort Securities LLC, as the Lead Arranger, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers; and

WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.        Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Borrower” and “Borrowers” are defined in the first recital.

“Collateral” is defined in Section 2.1.

“Collateral Account” is defined in clause (b) of Section 4.3.

“Computer Hardware and Software Collateral” means:

(a)           all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form;

(b)          all software programs (including both source code, object code and all related applications and data files), designed for use on the computers and electronic data processing hardware described in clause (a) above;

(c)           all firmware associated therewith;

(d)           all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c); and

(e)           all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance satisfactory to the Administrative Agent, that provides for the Administrative Agent to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all copyrights of the Grantors, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantors’ rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule V, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule V, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by the Grantors.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

“Egypt Collateral Account” means the Deposit Account securing a letter of credit that Security National Bank issued prior to the purchase of Sabre and SCC by Corinthian SC, LLC.

“Filing Statements” is defined in clause (b) of Section 3.7.

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

“Grantor” and “Grantors” are defined in the preamble.

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

“Patent Collateral” means:

(a)             inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule III;

(b)             all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)             all patent licenses, and other agreements providing such Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule III; and

(d)             all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 7.2.2 of the Credit Agreement or any other Loan Document.

“Sabre” is defined in the preamble.

“Sabre Communications Flexible Benefit Plan Account” means the restricted Deposit Account used to fund SCC’s flexible spending plan.

“Sabre Communications Health Plan Account” means the restricted Deposit Account used to fund SCC’s self-insured health plan.

“SCC” is defined in the preamble.

“Securities Act” is defined in clause (a) of Section 6.2.

“Security Agreement” is defined in the preamble.

“Specified Default” means the occurrence and continuance of (a) an Event of Default or (b) a Default under clauses (a) through (d) of Section 8.1.9 of the Credit Agreement.

“Trademark Collateral” means :

(a)             (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

(b)             all trademark licenses for the grant by or to such Grantor of any right to use any trademark, including each trademark license referred to in Item B of Schedule IV; and

(c)             all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d)             the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e)             all Proceeds of, and rights associated with, the foregoing, including any claim by such Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

“Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of a Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all Documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule VI, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

SECTION 1.2.        Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3.        UCC Definitions. When used herein the terms “Account”, “Certificate of Title”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, “Security Entitlement’, “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. Letters of Credit has the meaning provided in Section 5-102 of the UCC.

ARTICLE II
SECURITY INTEREST

SECTION 2.1.        Grant of Security Interest. Each Grantor hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of such Grantor’s right, title, and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the “Collateral”):

(a)           Accounts;

(b)           Chattel Paper;

(c)           Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d)           Deposit Accounts;

(e)           Documents;

(f)            General Intangibles;

(g)           Goods;

(h)           Instruments;

(i)            Investment Property;

(j)            Letter-of-Credit Rights and Letters of Credit;

(k)           Supporting Obligations;

(1)           all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

(m)          all Proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Administrative Agent is the loss payee thereof) and (B) all tort claims; and

(n)           all other property and rights of every kind and description and interests therein.

Notwithstanding the foregoing, the term “Collateral” (and the components thereof) shall not include:

(i)              such Grantor’s real property interests (including fee real estate, leasehold interests and fixtures);

(ii)             any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

(iii)            Investment Property consisting of Capital Securities of a Foreign Subsidiary of such Grantor, in excess of 65% of the total combined voting power of all Capital Securities of each such Foreign Subsidiary, except that such 65% limitation shall not apply to a Foreign Subsidiary that (x) is treated as a partnership under the Code or (y) is not treated as an entity that is separate from (A) such Grantor; (B) any Person that is treated as a partnership under the Code or (C) any “United States person” (as defined in Section 7701(a)(30) of the Code);

(iv)            any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset;

(v)             any asset subject to a Permitted Lien (other than Liens in favor of the Administrative Agent) to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the Grantor’s use of such asset;

(vi)            Capital Securities of an issuer that is not a Subsidiary;

(vii)           any asset not required to be pledged under Section 7.1.8 of the Credit Agreement;

(viii)          any funds in the Sabre Communications Flexible Benefit Plan Account and Sabre Communications Health Plan Account; or

(ix)            any funds not to exceed the amount of $25,000 in the Egypt Collateral Account.

SECTION 2.2.        Security for Obligations. This Security Agreement and the Collateral in which the Administrative Agent for the benefit of the Secured Parties is granted a security interest hereunder by the Grantors secure the payment and performance of all of the Obligations.

SECTION 2.3.        Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a)           the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b)           the exercise by the Administrative Agent of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)           no Secured Party will have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4.        Distributions on Pledged Shares. In the event that any Distribution with respect to any Capital Securities pledged hereunder is permitted to be paid (in accordance with Section 7.2.6 of the Credit Agreement), such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution is made in contravention of Section 7.2.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with Section 4.1.5.

SECTION 2.5.        Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Secured Parties and the security interests granted to the Administrative Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of:

(a)           any lack of validity, legality or enforceability of any Loan Document;

(b)           the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or collateral securing, any Obligations;

(c)           any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

(d)           any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)           any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f)            any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

(g)           any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

SECTION 2.6.        Postponement of Subrogation. Each Grantor agrees that, at any time prior to the Termination Date, it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party. No Grantor shall seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to such Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Grantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1; provided that if such Grantor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to any Secured Party.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce the Secured Parties to enter into Rate Protection Agreements, the Grantors represent and warrant to each Secured Party as set forth below.

SECTION 3.1.        As to Capital Securities of the Subsidiaries, Investment Property.

(a)           With respect to any direct Subsidiary of any Grantor that is

(i)            a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary is duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate;

(ii)           a limited liability company, the Organic Documents of such Subsidiary expressly provide that all Capital Securities issued by such Subsidiary are securities governed by Article 8 of the UCC as in effect in the jurisdiction of formation of such Subsidiary, and all Capital Securities issued by such Subsidiary are represented by a certificated security that has been delivered to the Administrative Agent; and

(iii)          a partnership, no Capital Securities issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC as in effect in the jurisdiction of formation of such Subsidiary or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Administrative Agent is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Administrative Agent to comply with any instructions of the Administrative Agent without the consent of such Grantor.

(b)           Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor on the Closing Date to the Administrative Agent, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Administrative Agent.

(c)           With respect to Uncertificated Securities constituting Collateral owned by any Grantor, such Grantor has caused the issuer thereof either to (i) register the Administrative Agent as the registered owner of such security or (ii) agree in an authenticated record with such Grantor and the Administrative Agent that such issuer will comply with instructions with respect to such security originated by the Administrative Agent without further consent of such Grantor.

(d)           The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged by each Grantor hereunder is as set forth on Schedule I.

SECTION 3.2.        Grantor Name, Location, etc.

(a)           The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A of Schedule II.

(b)           Each location a secured party would have filed a UCC financing statement in the five years prior to the date hereof to perfect a security interest in Equipment, Inventory and General Intangibles owned by such Grantor is set forth in Item B of Schedule II.

(c)           The Grantors do not have any trade names other than those set forth in Item C of Schedule II hereto.

(d)           During the four months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II hereto.

(e)           Each Grantor’s federal taxpayer identification number is (and, during the four months preceding the date hereof, such Grantor has not had a federal taxpayer identification number different from that) set forth in Item E of Schedule II hereto.

(f)            No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(g)           No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(h)           No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(i)            No Grantor has Commercial Tort Claims (x) in which a suit has been filed by such Grantor and (y) where the amount of damages reasonably expected to be claimed exceeds $500,000, except as set forth on Item I of Schedule II.

(j)            The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.

(k)           Each Grantor has obtained a legal, valid and enforceable consent of each issuer of any Letter of Credit to the assignment of the Proceeds of such Letter of Credit to the Administrative Agent and no Grantor has consented to, and is otherwise aware of, any Person (other than the Administrative Agent pursuant hereto) having control (within the meaning of Section 9-104 of the UCC) over, or any other interest in any of such Grantor’s rights in respect thereof.

SECTION 3.3.        Ownership, No Liens, etc. Each Grantor owns its Collateral free and clear of any Lien, except for any security interest (a) created by this Security Agreement and (b)

in the case of Collateral other than the Capital Securities of each Subsidiary pledged hereunder, that is a Permitted Lien. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date.

SECTION 3.4.        Possession of Inventory, Control; etc.

(a)           Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Goods, Equipment and Inventory, other than (i) Equipment and Inventory in transit in the ordinary course of business, (ii) Equipment and Inventory that is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with the) that has been notified of the security interest created in favor of the Secured Parties pursuant to this Security Agreement, and has authenticated a record acknowledging that it holds possession of such Collateral for the Secured Parties’ benefit and waives any Lien held by it against such Collateral, and (iii) Instruments or Promissory Notes that have been delivered to the Administrative Agent pursuant to Section 3.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (ii) issued any Document for any such Equipment or Inventory, (iii) received notification of any Secured Party’s interest (other than the security interest granted hereunder) in any such Equipment or Inventory or (iv) any Lien on any such Equipment or Inventory.

(b)           Each Grantor is the sole entitlement holder of its Accounts and no other Person (other than the Administrative Agent pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Accounts or any other securities or property credited thereto.

SECTION 3.5.        Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Administrative Agent possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper owned or held by such Grantor on the Closing Date, which individually or in the aggregate have either a book value or a fair market value in excess of $100,000.

SECTION 3.6.        Intellectual Property Collateral. Except as disclosed on Schedules III through V, with respect to any Intellectual Property Collateral material to the business of such Grantor:

(a)           such Intellectual Property Collateral is valid, subsisting, unexpired and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part except as could not reasonably be expected to have a Material Adverse Effect;

(b)           such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to (or has a valid license to use) such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may, conflict with, infringe, misappropriate, dilute, misuse or otherwise violate any of the rights of any third party;

(c)           to the extent such Intellectual Property Collateral is registered, such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world, and, to the extent necessary, has used proper statutory notice in connection with its use of any material patent, Trademark and copyright in any of the Intellectual Property Collateral;

(d)           such Grantor has taken all reasonable steps to safeguard its Trade Secrets and to its knowledge (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral;

(e)           to such Grantor’s knowledge, no third party is infringing upon any Intellectual Property Collateral owned or used by such Grantor in any material respect, or any of its respective licensees;

(f)            no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any Intellectual Property Collateral except as would not have a Material Adverse Effect;

(g)           such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property Collateral for purposes of granting a security interest (other than a Permitted Lien) that has not been terminated or released

(h)           such Grantor has executed and delivered to the Administrative Agent, Intellectual Property Collateral security agreements for all copyrights, patents and Trademarks owned by such Grantor, including all copyrights, patents and trademarks on Schedule III through V (as such schedules may be amended or supplemented from time to time);

(i)            such Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademarks and has taken all commercially reasonable action necessary to insure that all licensees of the Trademarks owned by such Grantor use such adequate standards of quality;

(j)            the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement will not result in the termination or material impairment of any of the Intellectual Property Collateral; and

(k)           such Grantor owns directly or is entitled to use by license or otherwise, all Patents, Trademarks, Trade Secrets, Copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor’s business.

SECTION 3.7.        Validity, etc.

(a)           This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations.

(b)           Each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (or has authenticated and delivered to the Administrative Agent the Filing Statements suitable for filing in such offices) and has taken all other:

(i)            actions necessary to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC; and

(ii)           actions necessary to perfect the Administrative Agent’s security interest with respect to any Collateral evidenced by a Certificate of Title.

(c)           Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Administrative Agent on behalf of the Secured Parties to the extent that a security interest therein may be perfected by filing pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens (in which case such security interest shall be second in priority of right only to the Permitted Liens until the obligations secured by such Permitted Liens have been satisfied).

SECTION 3.8.        Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either

(a)           for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b)           for the perfection or maintenance of the security interests hereunder including the first priority (subject to Permitted Liens) nature of such security interest (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the U. S. Patent and Trademark Office or the U.S. Copyright Office) or the exercise by the Administrative Agent of its rights and remedies hereunder; or

(c)           for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement, or, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.9.        Best Interests. It is in the best interests of each Grantor that is a Subsidiary of a Borrower to execute this Security Agreement inasmuch as such Grantor will, as a result of being a Subsidiary of a Borrower, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to such Borrower by the Lenders and the Issuers pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrower, other Obligors and certain Secured Parties, and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrowers.

ARTICLE IV
COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1.        As to Investment Property, etc.

SECTION 4.1.1.     Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries:

(a)           that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities;

(b)           a limited liability company, to fail to provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC as in effect in the jurisdiction of formation of such Subsidiary, or to issue Capital Securities that are Uncertificated Securities;

(c)                                  that is a partnership, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC as in effect in the jurisdiction of formation of such Subsidiary, or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and

(d)                                 to issue Capital Securities (subject to the terms of the Credit Agreement) in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Administrative Agent pursuant to the terms of this Security Agreement).

SECTION 4.1.2.              Investment Property (other than Certificated Securities).

(a)                                  With respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will cause the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Administrative Agent’s instructions with respect to such Investment Property without further consent by such Grantor.

(b)                                 With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will cause the issuer of such securities to either (i) register the Administrative Agent as the registered owner thereof on the books and records of the issuer or (ii) execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Securities without further consent by such Grantor.

SECTION 4.1.3.              Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Administrative Agent.

SECTION 4.1.4.              Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) deliver to the Administrative Agent (in accordance with the terms of this Section 4.1.4) at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all Investment Property, all Dividends and Distributions with respect thereto, all Payment Intangibles to the extent they are evidenced by a Document, Instrument, Promissory Note or Chattel Paper, and all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Administrative Agent possession of all originals of negotiable Promissory Notes that it acquires following the Closing Date, which individually have either a book value or a fair market value in excess of $250,000 or in the aggregate with all other such Promissory Notes that have not yet been delivered to the

Administrative Agent have either a book value or a fair market value in excess of $500,000. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Administrative Agent possession of all originals of negotiable Instruments (other than Promissory Notes) and Chattel Paper that it acquires following the Closing Date, which individually have either a book value or a fair market value in excess of $250,000 or in the aggregate with all other such Instruments or Chattel Paper that have not yet been delivered to the Administrative Agent have either a book value or a fair market value in excess of $500,000. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Administrative Agent possession of all originals of negotiable Documents that it acquires following the Closing Date, which individually have either a book value or a fair market value in excess of $250,000.

SECTION 4.1.5.         Voting Rights; Dividends, etc. Each Grantor agrees:

(a)                             promptly upon receipt of notice of the occurrence and continuance of a Specified Default from the Administrative Agent and upon notice to such Grantor therefor by the Administrative Agent, so long as such Specified Default shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Administrative Agent as additional Collateral; and

(b)                            with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the Administrative Agent as a general partner or member, as applicable, immediately upon the occurrence and continuance of a Specified Default and so long as the Administrative Agent has notified such Grantor of the Administrative Agent’s intention to exercise its voting power under this clause,

(i)                           that the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(ii)                        to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Specified Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Administrative Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would materially impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.2.                       Change of Name, etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon five days’ prior written notice to the Administrative Agent.

SECTION 4.3.                       As to Accounts.

(a)                                  Each Grantor shall have the right to collect all Accounts so long as no Specified Default shall have occurred and be continuing.

(b)                                 Upon (i) the occurrence and continuance of a Specified Default and (ii) the delivery of notice by the Administrative Agent to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit in a Deposit Account of such Grantor maintained with the Administrative Agent (together with any other Accounts pursuant to which any portion of the Collateral is deposited with the Administrative Agent, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

(c)                                  Following the delivery of notice pursuant to clause (b)(ii), the Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable.

(d)                                 With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Account are subject to a security interest as contemplated hereby, (ii) such Collateral Account shall be under the control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over such Collateral Account.

SECTION 4.4.                       As to Grantors’ Use of Collateral.

(a)                                  Subject to clause (b), each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may request following the occurrence of a Specified Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b)                                 At any time following the occurrence and during the continuance of a Specified Default, whether before or after the maturity of any of the Obligations, the Administrative Agent may (i) revoke any or all of the rights of each Grantor set forth in clause (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c)                                  Upon request of the Administrative Agent following the occurrence and during the continuance of a Specified Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

(d)                                 At any time following the occurrence and during the continuation of a Specified Default, the Administrative Agent may endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other Proceeds of any of the Collateral.

SECTION 4.5.                  As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a)                                  such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor shall either (x) reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor, or (y) the loss of the

Intellectual Property Collateral would not have a Material Adverse Effect on the business;

(b)                                 such Grantor shall promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral material to the operations or business of such Grantor, its right to register the same or to keep and maintain and enforce the same;

(c)                                  in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent (subject to the terms of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Administrative Agent may request to evidence the Administrative Agent’s security interest in such Intellectual Property Collateral;

(d)                                 such Grantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or (subject to the terms of the Credit Agreement) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a) or (b)); and

(e)                                  such Grantor will promptly (but no less than quarterly) execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an interest in any such Intellectual Property, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent’s interest in any part of such item of Intellectual Property Collateral unless such Grantor shall determine in good faith (with the consent of the Administrative Agent) that any Intellectual Property Collateral is of immaterial economic value to such Grantor.

SECTION 4.6.                  As to Letter-of-Credit Rights.

(a)                                  Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Administrative Agent, intends to (and hereby does) collaterally assign to the Administrative Agent its rights (including its contingent rights) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee. Such Grantor will promptly use its best efforts to cause the issuer of each Letter of Credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance satisfactory to the Administrative Agent and deliver written evidence of such consent to the Administrative Agent.

(b)                                 Upon the occurrence of a Specified Default, such Grantor will, promptly upon request by the Administrative Agent, (i) notify (and such Grantor hereby authorizes the Administrative Agent to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Administrative Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Administrative Agent and (ii) arrange for the Administrative Agent to become the transferee beneficiary Letter of Credit.

SECTION 4.7.                       As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the payment in full of the Obligations and termination of all Commitments, with respect to any Commercial Tort Claim in excess of $500,000 individually or in the aggregate hereafter arising, it shall deliver to the Administrative Agent a supplement in form and substance satisfactory to the Administrative Agent, together with all supplements to schedules thereto identifying such new Commercial Tort Claims.

SECTION 4.8.                       Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $1,000,000, such Grantor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may request to vest in the Administrative Agent control under Section 9-105 of the U.C.C. of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Administrative Agent agrees with such Grantor that the Administrative Agent will arrange, pursuant to procedures satisfactory to the Administrative Agent and so long as such procedures will not result in the Administrative Agent’s loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the U.C.C. or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

SECTION 4.9.                       Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

(a)                                  from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may request and will, from time to time upon the request of the Administrative Agent, after the occurrence and during the continuance of any Specified Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver (in accordance with the terms of Section 4.1.4) and pledge to the Administrative Agent hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

(b)                                 file (and hereby authorize the Administrative Agent to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

(c)                                  deliver to the Administrative Agent all Investment Property represented by a certificate and and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis, at the request of the Administrative Agent, all Investment Property constituting Collateral, all Dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d)                                 not take or omit to take any action the taking or the omission of which would result in any material impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4;

(e)                                  not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper acceptable to the Administrative Agent indicating that the Administrative Agent has a security interest in such Chattel Paper;

(f)                                    furnish to the Administrative Agent, from time to time at the Administrative Agent’s request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail; and

(g)                                 do all things requested by the Administrative Agent in accordance with this Security Agreement in order to enable the Administrative Agent to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law. Each Grantor hereby authorizes the Administrative Agent to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

SECTION 4.10.                 Deposit Accounts. At the request of the Administrative Agent or the Required Lenders, such Grantor will maintain all of its Deposit Accounts (other than with respect to the Egypt Collateral Account, Sabre Communications Flexible Benefit Plan Account, and Sabre Communications Health Plan Account) only with the Administrative Agent or with any depositary institution that has entered into a Control Agreement in favor of the Administrative Agent.

SECTION 4.11.                 Motor Vehicles. Upon the occurrence and during the continuance of a Specified Default, at the request of the Administrative Agent or the Required Lenders, such Grantor will deliver to the Administrative Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with the Administrative Agent listed as lienholder therein. Such requirement shall not apply if any such motor vehicle (or any such other Equipment) is valued at less than $100,000.

SECTION 4.12.            No Intercompany Indebtedness/Promissory Notes. Grantor agrees it will not have any intercompany Indebtedness evidenced by an Instrument or Promissory Note unless such Instrument or Promissory Note is delivered and pledged to the Administrative Agent.

ARTICLE V
THE ADMINISTRATIVE AGENT

SECTION 5.1.                  Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent’s discretion, following the occurrence and during the continuance of a Specified Default, to take any action and to execute any instrument which the Administrative

Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a)                                  to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)                                 to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;

(c)                                  to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

(d)                                 to perform the affirmative obligations of such Grantor hereunder.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2.                       Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein within ten Business Days (or such other longer period of time as the Administrative Agent shall agree) after the earlier of (a) receiving notice thereof and (b) the date on which any Obligor has knowledge of such default, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 10.3 of the Credit Agreement.

SECTION 5.3.                  Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

(a)                                  ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

(b)                                 taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4.                  Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI
REMEDIES

SECTION 6.1.                       Certain Remedies. If any Specified Default shall have occurred and be continuing:

(a)                                  The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

(i)                                take possession of any Collateral not already in its possession without demand and without legal process;

(ii)                             require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties,

(iii)                          enter onto the property where any Collateral is located and take possession thereof without demand and without legal process;

(iv)                         without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent against, all or any part of the Obligations as set forth in Section 4.7 of the Credit Agreement.

(c)                                  The Administrative Agent may

(i)                                transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

(ii)                             notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

(iii)                          withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;

(iv)                         enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

(v)                            endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral,

(vi)                         take control of any Proceeds of the Collateral, and

(vii)                      execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2.                       Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1, each Grantor agrees that, upon request of the Administrative Agent, each Grantor will, at its own expense:

(a)                                  execute and deliver, and cause each issuer (that is a Subsidiary) of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b)                                 use its best efforts to exempt the Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

(c)                                  cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d)                                 do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

(e)                                  Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in this Section and consequently agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of such Collateral on the date the Administrative Agent shall demand compliance with this Section.

SECTION 6.3.                       Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever a Specified Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4.                       Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1.                       Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.2.                       Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided that no Grantor may (unless otherwise permitted under the terms of the Credit Agreement or this Security Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

SECTION 7.3.                       Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4.                       Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

SECTION 7.5.                       Release of Liens. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of clause (a)) or (ii) all Collateral (in the case of clause (b)). In addition, at the request of the Borrowers, and at the sole expense of the Borrowers, a Grantor shall be released from its obligations hereunder in the event that the Capital Securities of such Grantor are Disposed of in a transaction permitted by the Credit Agreement; provided, that the Borrowers shall have delivered to the Administrative Agent, at least three Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and a certification by the Borrowers stating that such transaction is in compliance with the Loan Documents. Upon any such Disposition or termination, the Administrative Agent will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 7.6.                  Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

SECTION 7.7.                       No Waiver; Remedies. In addition to, and not in limitation of Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.8.                       Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

SECTION 7.9.                       Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.10.                 Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE PERFECTION, EFFECT OF PERFECTION OR NONPERFECTION, AND PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Security Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 7.11.            Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 7.12.            Foreign Pledge Agreements. Without limiting any of the rights, remedies, privileges or benefits provided hereunder to the Administrative Agent for its benefit and the ratable benefit of the other Secured Parties, each Grantor and the Administrative Agent hereby agree that the terms and provisions of this Security Agreement in respect of any Collateral subject to the pledge or other Lien of a Foreign Pledge Agreement are, and shall be deemed to be, supplemental and in addition to the rights, remedies, privileges and benefits provided to the Administrative Agent and the other Secured Parties under such Foreign Pledge Agreement and under applicable law to the extent consistent with applicable law; provided that, in the event that the terms of this Security Agreement conflict or are inconsistent with the applicable Foreign Pledge Agreement or applicable law governing such Foreign Pledge Agreement, (i) to the extent that the provisions of such Foreign Pledge Agreement or applicable foreign law are, under applicable foreign law, necessary for the creation, perfection or priority of the security interests in the Collateral subject to such Foreign Pledge Agreement, the terms of such Foreign Pledge Agreement or such applicable law shall be controlling and (ii) otherwise, the terms hereof shall be controlling.

IN WITNESS WHEREOF, each of the parties has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

SABRE COMMUNICATIONS HOLDINGS, INC.

By:
Name:
Title:

SABRE COMMUNICATIONS CORPORATION

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as the Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

to Security Agreement

Name of Grantor:

Common Stock
Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	Outstanding Shares	% of Shares Pledged

Limited Liability Company Interests
Issuer (limited liability company)	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged

Partnership Interests
Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Pledged

SCHEDULE II

to Security Agreement

Item A.                   Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:

[GRANTOR]	[LOCATION]

Item B.                    Filing locations last five years.

Name of Grantor:	Filing locations last five years

[GRANTOR]	[LOCATION]

Item C.                    Trade names.

Name of Grantor:	Trade Names:

[GRANTOR]

Item D.                   Merger or other corporate reorganization.

Name of Grantor:	Merger or other corporate reorganization:

[GRANTOR]

Item E.                    Taxpayer ID numbers.

Name of Grantor:	Taxpayer ID numbers:

[GRANTOR]

Item F.                    Government Contracts.

Name of Grantor:	Description of Contract:

[GRANTOR]

Item G.                    Deposit Accounts and Securities Accounts.

Name of Grantor:	Description of Deposit Accounts and Securities Accounts:

[GRANTOR]

Item H.                   Letter of Credit Rights.

Name of Grantor:	Description of Letter of Credit Rights:

[GRANTOR]

Item I.                     Commercial Tort Claims.

Name of Grantor:	Description of Commercial Tort Claims:

[GRANTOR]

SCHEDULE III

to Security Agreement

Item A. Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications In Preparation

Expected
Country	Docket No.	Filing Date	Inventor(s)	Title

Item B. Patent Licenses

Country or			Effective	Expiration	Subject
Territory	Licensor	Licensee	Date	Date	Matter

SCHEDULE IV

to Security Agreement

Item A. Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications In Preparation

			Expected	Products/
Country	Trademark	Docket No.	Filing Date	Services

Item B. Trademark Licenses

Country or				Effective	Expiration
Territory	Trademark	Licensor	Licensee	Date	Date

SCHEDULE V

to Security Agreement

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications In Preparation

Expected
Country	Docket No.	Filing Date	Author(s)	Title

Item B. Copyright/Mask Work Licenses

SCHEDULE VI
to Security Agreement

Trade Secret or Know-How Licenses

EXHIBIT A
to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of                            , 20        (this “Agreement”), is made by [NAME OF GRANTOR], a                                      (the “Grantor”), in favor of Dresdner Bank AG, New York and Grand Cayman Branches, as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Sabre Communications Holdings, Inc., a Delaware corporation, Sabre Communications Corporation, an Iowa corporation, and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation, CellXion, LLC, a Delaware limited liability company, and CellXion Wireless Services, LLC, a Delaware limited liability company (collectively, the “Borrowers”), the Lenders, the Administrative Agent and Dresdner Kleinwort Securities LLC, as the Lead Arranger, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1.           Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2.           Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the

Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Patent Collateral”):

(a)           all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in Item A of Schedule I attached hereto;

(b)           all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)           all of its patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, including each patent license referred to in Item B of Schedule I attached hereto; and

(d)           all Proceeds of, and rights associated with, the foregoing (including license royalties and Proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

SECTION 3.           Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.           Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). In addition, at the request of the Borrowers, and at the sole expense of the Borrowers, the Grantor shall be released from its obligations hereunder in the event that the Capital Securities of the Grantor are Disposed of in a transaction permitted by the Credit Agreement; provided, that the Borrowers shall have delivered to the Administrative Agent, at least three Business Days prior to the date of the proposed release, a written request for release identifying the Grantor and a certification by the Borrowers stating that such transaction is in compliance with the Loan Documents. Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5.           Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.           Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.           Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

*        *        *        *        *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[GRANTOR]

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF

AND ON BEHALF OF THE SECURED PARTIES:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
as the Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I
to Patent Security Agreement

Item A.  Patents

Issued Patents

Country	Patent No.	Issue Date	Inventor(s)	Title

Pending Patent Applications

Country	Serial No.	Filing Date	Inventor(s)	Title

Patent Applications in Preparation

Expected
Country	Docket No.	Filing Date	Inventor(s)	Title

Item B. Patent Licenses

Country or			Effective	Expiration	Subject
Territory	Licensor	Licensee	Date	Date	Matter

EXHIBIT B
to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of              , 200    (this “Agreement”), is made by [NAME OF GRANTOR], a                               (the “Grantor”), in favor of Dresdner Bank AG, New York and Grand Cayman Branches, as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Sabre Communications Holdings, Inc., a Delaware corporation, Sabre Communications Corporation, an Iowa corporation, and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation, CellXion, LLC, a Delaware limited liability company, and CellXion Wireless Services, LLC, a Delaware limited liability company (collectively, the “Borrowers”), the Lenders, the Administrative Agent and Dresdner Kleinwort Securities LLC, as the Lead Arranger, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1.           Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2.         Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the “Trademark Collateral”):

(a)           (i) all of its Trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademark”);

(b)           all Trademark licenses for the grant by or to the Grantor of any right to use any Trademark, including each Trademark license referred to in Item B of Schedule I hereto;

(c)           all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

(d)           the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(e)           all Proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

SECTION 3.           Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.           Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)). In addition, at the request of the Borrowers, and at the sole expense of the

Borrowers, the Grantor shall be released from its obligations hereunder in the event that the Capital Securities of the Grantor are Disposed of in a transaction permitted by the Credit Agreement; provided, that the Borrowers shall have delivered to the Administrative Agent, at least three Business Days prior to the date of the proposed release, a written request for release identifying the Grantor and a certification by the Borrowers stating that such transaction is in compliance with the Loan Documents. Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5.           Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6.           Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.           Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

*      *      *      *      *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

[GRANTOR]

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF

AND ON BEHALF OF THE SECURED PARTIES:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
as the Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks

Country	Trademark	Registration No.	Registration Date

Pending Trademark Applications

Country	Trademark	Serial No.	Filing Date

Trademark Applications in Preparation

Country	Trademark	Docket No.	Expected Filing Date	Products/ Services

Item B. Trademark Licenses

Country or Territory	Trademark	Licensor	Licensee	Effective Date	Expiration Date

EXHIBIT C

to Security Agreement

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of                       , 20            (this “Agreement”), is made by [NAME OF GRANTOR], a                                 (the “Grantor”), in favor of Dresdner Bank AG, New York and Grand Cayman Branches, as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Sabre Communications Holdings, Inc., a Delaware corporation, Sabre Communications Corporation, an Iowa corporation, and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation, CellXion, LLC, a Delaware limited liability company, and CellXion Wireless Services, LLC, a Delaware limited liability company (collectively, the “Borrowers”), the Lenders, the Administrative Agent and Dresdner Kleinwort Securities LLC, as the Lead Arranger, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers

WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Pledge and Security Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the

Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following (the “Copyright Collateral”), whether now or hereafter existing or acquired by the Grantor: all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor’s right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in Item A of Schedule I hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule I hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of clause (i)) or (B) all Copyright Collateral (in the case of clause (ii)). In addition, at the request of the Borrowers, and at the sole expense of the Borrowers, the Grantor shall be released from its obligations hereunder in the event that the Capital Securities of the Grantor are Disposed of in a transaction permitted by the Credit Agreement; provided, that the Borrowers shall have delivered to the Administrative Agent, at least three Business Days prior to the date of the proposed release, a written request for release identifying the Grantor and a certification by the Borrowers stating that such transaction is in compliance with the Loan Documents. Upon any such Disposition or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such Documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed,

administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

*   *   *   *   *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[GRANTOR]

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF

AND ON BEHALF OF THE SECURED PARTIES:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,

as the Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

to Copyright Security Agreement

Item A. Copyrights/Mask Works

Registered Copyrights/Mask Works

Country	Registration No.	Registration Date	Author(s)	Title

Copyright/Mask Work Pending Registration Applications

Country	Serial No.	Filing Date	Author(s)	Title

Copyright/Mask Work Registration Applications in Preparation

Country	Docket No.	Expected Filing Date	Author(s)	Title

Item B. Copyright/Mask Work Licenses

Country or Territory	Licensor	Licensee	Effective Date	Expiration Date

ANNEX I

to Security Agreement

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of                           ,         (this “Supplement”), is to the Pledge and Security Agreement, dated as of June 26, 2007 (this “Agreement”), is made by [NAME OF GRANTOR], a                                 (the “Grantor”), in favor of Dresdner Bank AG, New York and Grand Cayman Branches, as the administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to a Credit Agreement, dated as of June 26, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Sabre Communications Holdings, Inc., a Delaware corporation, Sabre Communications Corporation, an Iowa corporation, and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation, CellXion, LLC, a Delaware limited liability company, and CellXion Wireless Services, LLC, a Delaware limited liability company (collectively, the “Borrowers”), the Lenders, the Administrative Agent and Dresdner Kleinwort Securities LLC, as the Lead Arranger, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Secured Parties to continue to extend Loans and issue Letters of Credit under the Credit Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.

SECTION 1. Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned.

SECTION 2. Representations. Each of the undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

SECTION 3. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 5. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 6. Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

*   *   *   *   *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

ACCEPTED AND AGREED FOR ITSELF

AND ON BEHALF OF THE SECURED PARTIES:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHEs,

as the Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[COPY SCHEDULES FROM SECURITY AGREEMENT]

MORTGAGE
Recorder’s Cover Sheet

Preparer Information:

Michael Sloyer, Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, NY 10019

Telephone 212-506-2552

Taxpayer Information:

Sabre Communications Corporation
2101 Murray
P. O. Box 658
Sioux City, Iowa 51111

Return Address

Michael Sloyer, Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, NY 10019

Grantors:

Sabre Communications Corporation

Grantees:

Dresdner Bank AG, New York and Grand Cayman Branches, as Administrative Agent

Legal Description: Lots 3, 4, 5, 6, 7, 8, 9, and 10, Replat of Part of Lots 7 and 8, Bridgeport Industrial Park 2nd Filing, an Addition to Sioux City, Woodbury County, Iowa.

Document or instrument number if applicable:

SABRE COMMUNICATIONS CORPORATION,

Mortgagor,

to

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
as Administrative Agent,

Mortgagee

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

Dated as of June 26, 2007

This instrument affects certain real and personal property
located in Woodbury County,
State of Iowa.

Record and return to:

Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York 10019
Attention: Michael Sloyer, Esq.

This instrument was prepared by the above-named attorney.

THIS MORTGAGE encumbers both real and personal property, contains an after-acquired property clause and secures present and future loans and advances.

NOTICE: This Mortgage secures credit in the amount of $175,000,000. Loans and advances up to this amount, together with interest are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

(continued)

ii

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING, dated as of June 26, 2007 (this “Mortgage”), made by SABRE COMMUNICATIONS CORPORATION, an Iowa corporation (the “Mortgagor”), having an address at 2101 Murray Street, P.O. Box 658, Sioux City, Iowa 51102-0658 to DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, having an address at 1301 Avenue of the Americas, New York, New York 10019, as the Administrative Agent under the Credit Agreement referred to below (together with its successors and assigns from time to time acting as Administrative Agent under such Credit Agreement, the “Mortgagee”).

W I T N E S S E T H  T H A T:

WHEREAS, the Mortgagor is on the date of delivery hereof the owner of fee title to the parcel of land described in Schedule 1 hereto (the “Land”) and of the Improvements (such term and other capitalized terms used in this Mortgage having the respective meanings specified or referred to in Article IV);

WHEREAS, pursuant to the terms, conditions and provisions of the Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sabre Communications Holdings, Inc., a Delaware corporation (“Sabre”), Sabre Communications Corporation, an Iowa corporation (“SCC”) and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation (“Holdings”), CellXion, LLC, a Delaware limited liability company (the “Target”), and CellXion Wireless Services, LLC, a Delaware limited liability company (“CellXion Wireless”; Target, CellXion Wireless, Sabre, SCC and Holdings shall be referred to individually as a “Borrower” and, collectively, as the “Borrowers”), the various financial institutions and other Persons from time to time parties thereto (collectively, the “Lenders”), Dresdner Bank AG, New York and Grand Cayman Branches, as the administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and Dresdner Kleinwort Securities LLC, as the sole lead arranger and sole bookrunner (in such capacity, the “Lead Arranger”), the Lenders have agreed to make Loans to, and to issue (or participate in) Letters of Credit for the account of, the Borrowers in the maximum original principal amount of ONE HUNDRED SEVENTY FIVE MILLION DOLLARS ($175,000,000) (such Loans and Letters of Credit are hereinafter referred to collectively as the “Credit Extensions”);

WHEREAS, the Credit Extensions consist of:

(i)            a Revolving Loan facility in the maximum original principal amount of TWENTY FIVE MILLION DOLLARS ($25,000,000), which shall include a Swing Line Loan sub-facility of FIVE MILLION DOLLARS ($5,000,000) and a Letter of Credit sub-facility of TEN MILLION DOLLARS ($10,000,000); and

(ii)           Term Loans in the maximum original principal amount of ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000) consisting of a Closing Date Term B Loans facility in the maximum original principal amount of EIGHTY MILLION DOLLARS ($80,000,000), and a Delayed Draw Term B Loans facility in the maximum original principal amount of SEVENTY MILLION DOLLARS ($70,000,000); and

WHEREAS, the Mortgagor has duly authorized the execution, delivery and performance of this Mortgage.

G R A N T :

NOW, THEREFORE, for and in consideration of the premises, and of the mutual covenants herein contained, and in order to induce the Lenders to make the Credit Extensions pursuant to the Credit Agreement, and in order to secure the full, timely and proper payment and performance of and compliance with each and every one of the Credit Extensions and the other Obligations, the Mortgagor hereby irrevocably grants, bargains, sells, mortgages, warrants, aliens, demises, releases, hypothecates, pledges, assigns, transfers and conveys to the Mortgagee and its successors and assigns, forever, all of the following (the “Collateral”):

(a)             Real Estate. All of the Land and all additional lands and estates therein now owned or hereafter acquired by the Mortgagor for use or development with the Land or any portion thereof, together with all and singular the tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in any way pertaining to the Land and such additional lands and estates therein (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all development rights, air rights, riparian rights, water, water rights, water stock, all rights in, to and with respect to any and all oil, gas, coal, minerals and other substances of any kind or character underlying or relating to the Land and such additional lands and estates therein and any interest therein; all estate, claim, demand, right, title or interest of the Mortgagor in and to any street, road, highway or alley, vacated or other, adjoining the Land or any part thereof and such additional lands and estates therein; all strips and gores belonging, adjacent or pertaining to the Land or such additional lands and estates; and any after-acquired title to any of the foregoing (herein collectively referred to as the “Real Estate”);

(b)              Improvements. All buildings, structures and other improvements and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Real Estate; and, to the extent that any of the following items of property constitutes fixtures under applicable laws, all of the Mortgagor’s right, title and interest in and to all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery, building and construction materials and other articles of every kind and nature whatsoever and all replacements thereof, now or hereafter affixed or attached to, placed upon or used in any way in connection with the complete and comfortable use, enjoyment, occupation, operation, development and/or maintenance of the Real Estate or such buildings, structures and other improvements, including, but not limited to, partitions, furnaces, boilers, oil burners, radiators and piping, plumbing and bathroom fixtures, refrigeration, heating, ventilating, air conditioning and sprinkler systems, other fire prevention and extinguishing apparatus and materials, vacuum cleaning systems, gas and electric fixtures, incinerators, compactors, elevators, engines, motors, generators and all other articles of property which are considered fixtures under applicable law (such buildings, structures and other improvements and such other property are herein collectively referred to as the “Improvements”; the Real Estate and the Improvements are herein collectively referred to as the “Property”);

(c)               Goods. All of the Mortgagor’s right, title and interest in and to building materials, goods, construction materials, appliances (including, without limitation, stoves, ranges, ovens, disposals, refrigerators, water fountains and coolers, fans, heaters, dishwashers, clothes washers and dryers, water heaters, hood and fan combinations, kitchen equipment, laundry equipment, kitchen cabinets and other similar equipment), stocks, beds, mattresses, bedding and linens, supplies, blinds, window shades, drapes, carpets, floor coverings, manufacturing equipment and machinery, office equipment, growing plants and shrubberies, control devices, equipment (including window cleaning, building cleaning, swimming pool, recreational, monitoring, garbage, pest control and other equipment), motor vehicles, tools, furnishings, furniture, lighting, non-structural additions to the Real Estate and Improvements and all other

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tangible property of any kind or character, together with all replacements thereof, now or hereafter located on or in or used or useful in connection with the complete and comfortable use, enjoyment, occupation, operation, development and/or maintenance of the Property, regardless of whether or not located on or in the Property or located elsewhere for purposes of storage, fabrication or otherwise (herein collectively referred to as the “Goods”);

(d)           Intangibles. All of the Mortgagor’s right, title and interest in and to goodwill, trademarks, trade names, option rights, purchase contracts, real and personal property tax refunds, books and records and general intangibles of the Mortgagor relating to the Property and all accounts, contract rights, instruments, chattel paper and other rights of the Mortgagor for the payment of money for property sold or lent, for services rendered, for money lent, or for advances or deposits made, and any other intangible property of the Mortgagor relating to the Property (herein collectively referred to as the “Intangibles”);

(e)           Leases. All rights of the Mortgagor in, to and under all leases, licenses, occupancy agreements, concessions and other arrangements, oral or written, now existing or hereafter entered into, whereby any Person agrees to pay money or any other consideration for the use, possession or occupancy of, or any estate in, the Property or any portion thereof or interest therein (herein collectively referred to as the “Leases”), and the right, subject to applicable law, upon the occurrence of any Event of Default hereunder, to receive and collect the Rents (as hereinafter defined) paid or payable thereunder;

(f)            Plans. All rights of the Mortgagor in and to all plans and specifications, designs, drawings and other information, materials and matters heretofore or hereafter prepared relating to the Improvements or any construction on the Real Estate (herein collectively referred to as the “Plans”);

(g)           Permits. All rights of the Mortgagor, to the extent assignable, in, to and under all permits, franchises, licenses, approvals and other authorizations respecting the use, occupation and operation of the Property and every part thereof and respecting any business or other activity conducted on or from the Property, and any product or proceed thereof or therefrom, including, without limitation, all building permits, certificates of occupancy and other licenses, permits and approvals issued by governmental authorities having jurisdiction (herein collectively referred to as the “Permits”);

(h)           Contracts. All right, title and interest of the Mortgagor in and to all agreements, contracts, certificates, instruments, warranties, appraisals, engineering, environmental, soils, insurance and other reports and studies, books, records, correspondence, files and advertising materials, and other documents, now or hereafter obtained or entered into, as the case may be, pertaining to the construction, use, occupancy, possession, operation, management, leasing, maintenance and/or ownership of the Property and all right, title and interest of the Mortgagor therein (herein collectively referred to as the “Contracts”);

(i)            Leases of Furniture, Furnishings and Equipment. All right, title and interest of the Mortgagor as lessee in, to and under any leases of furniture, furnishings, equipment and any other Goods now or hereafter installed in or at any time used in connection with the Property;

(j)            Rents. All rents, issues, profits, royalties, avails, income and other benefits derived or owned, directly or indirectly, by the Mortgagor from the Property, including, without limitation, all rents and other consideration payable by tenants, claims against guarantors, and any cash or other securities deposited to secure performance by tenants, under the Leases (herein collectively referred to as “Rents”);

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(k)           Proceeds. All proceeds of the conversion, voluntary or involuntary of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards (herein collectively referred to as “Proceeds”); and

(1)           Other Property. All other property and rights of the Mortgagor of every kind and character relating to the Property, and all proceeds and products of any of the foregoing;

provided that, notwithstanding the foregoing, the term “Collateral” (and the components thereof) shall not include: (i) any Intangibles, Rents, Proceeds or other rights arising under any Contracts, Leases or Permits as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such Contract, Lease or Permit the right to terminate its obligations thereunder; (ii) any asset (other than the Property), the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset; (iii) any asset (other than the Property) subject to a Permitted Encumbrance (other than Liens in favor of the Administrative Agent) to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Encumbrance, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Encumbrance to terminate the Mortgagor’s use of such asset; and (iv) any asset not required to be pledged under Section 7.1.8 of the Credit Agreement.

AND, without limiting any of the other provisions of this Mortgage, the Mortgagor expressly grants to the Mortgagee, as secured party, a security interest in all of those portions of the Collateral which are or may be subject to the Uniform Commercial Code provisions applicable to secured transactions in the State of Iowa (the “State”);

TO HAVE AND TO HOLD the Collateral unto the Mortgagee, its successors and assigns, forever.

FURTHER to secure the full, timely and proper payment and performance of the Credit Extensions and other Obligations, the Mortgagor hereby covenants and agrees with and warrants to the Mortgagee as follows:

ARTICLE I

COVENANTS AND AGREEMENTS OF THE MORTGAGOR

SECTION 1.1.        Payment of Obligations. The Mortgagor agrees that:

(a)                           it will duly and punctually pay and perform or cause to be paid and performed each of the Obligations at the time and in accordance with the terms of the Loan Documents, and

(b)                           when and as due and payable from time to time in accordance with the terms hereof or of any other Loan Documents, pay and perform, or cause to be paid and performed, all other Obligations.

SECTION 1.2.        Title to Collateral, etc. The Mortgagor represents and warrants to and covenants with the Mortgagee that:

(a)                           as of the date hereof and at all times hereafter while this Mortgage is outstanding, the Mortgagor (1) is and shall be the absolute owner of the legal and beneficial title

4

to the Property and to all other property material to its business included in the Collateral, and (2) has and shall have good and marketable title in fee simple absolute to the Property, subject in each case only to this Mortgage, the liens expressly permitted pursuant to the terms of the Credit Agreement and the encumbrances set forth in Schedule 2 hereto (collectively, the “Permitted Encumbrances”); and

(b)                           the Mortgagor, at its expense, will warrant and defend to the Mortgagee and any purchaser under the power of sale herein or at any foreclosure sale such title to the Collateral and the first mortgage lien and first priority perfected security interest of this Mortgage thereon and therein against all claims and demands and will maintain, preserve and protect such lien and security interest and will keep this Mortgage a valid, direct first mortgage lien of record on and a first priority perfected security interest in the Collateral, subject only to the Permitted Encumbrances.

SECTION 1.3.        Title Insurance.

SECTION 1.3.1      Title Insurance Policy. Concurrently with the execution and delivery of this Mortgage, the Mortgagor, at its expense, has obtained and delivered to the Mortgagee a loan policy or policies of title insurance in an amount, and in form and substance, reasonably satisfactory to the Mortgagee naming the Mortgagee as the insured, insuring the title to and the first mortgage lien of this Mortgage on the Property, with endorsements reasonably requested by the Mortgagee. The Mortgagor has duly paid in full all premiums and other charges due in connection with the issuance of such policy or policies of title insurance.

SECTION 1.3.2      Title Insurance Proceeds. All proceeds received by and payable to the Mortgagee for any loss under the loan policy or policies of title insurance delivered to the Mortgagee pursuant to Section 1.3.1, or under any policy or policies of title insurance delivered to the Mortgagee in substitution therefor or replacement thereof, shall be the property of the Mortgagee and shall be applied by the Mortgagee in accordance with the provisions of Section 2.1.

SECTION 1.4.        Recordation. The Mortgagor, at its expense, will at all times cause this Mortgage and any instruments amendatory hereof or supplemental hereto (and any appropriate financing statements or other instruments and continuations thereof), and each other instrument delivered in connection with the Credit Agreement or any other Loan Document and intended thereunder to be recorded, registered and filed, to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees, taxes and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the lien and security interest of this Mortgage as a valid, direct first mortgage lien and first priority perfected security interest in the Collateral, subject only to the Permitted Encumbrances. The Mortgagor will pay or cause to be paid, and will indemnify the Mortgagee in respect of, all taxes (including interest and penalties) at any time payable in connection with the filing and recording of this Mortgage and any and all supplements and amendments hereto.

SECTION 1.5.        Payment of Impositions, etc. The Mortgagor will pay or cause to be paid all taxes, assessments and governmental charges (collectively, the “Impositions”) in accordance with Section 4.6(b) of the Credit Agreement.

SECTION 1.6.        Leases. The Mortgagor represents and warrants to the Mortgagee that, as of the date hereof, there are no written or oral leases or other agreements of any kind or nature relating to the occupancy of any portion of the Property by any Person other than the Mortgagor.

SECTION 1.7.        Compliance with Instruments. The Mortgagor at its expense will promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements,

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hereditaments and appurtenances forming a part of the Property and all instruments creating or evidencing the same, in each case, to the extent compliance therewith is required of the Mortgagor under the terms thereof, provided that the Mortgagor may contest the same in good faith.

SECTION 1.8.        Alterations, Additions, etc. So long as no Event of Default shall have occurred and be continuing, the Mortgagor shall have the right at any time and from time to time to make or cause to be made reasonable alterations of and additions to the Property or any part thereof, provided that any alteration or addition: (a) shall not materially reduce the fair market value thereof below its value immediately before such alteration or addition, or materially impair the usefulness of the Property; (b) is effected with due diligence, in a good and workmanlike manner and in compliance with all material laws and material applicable insurance policies; and (c) is promptly and fully paid for, or caused to be paid for, by the Mortgagor.

SECTION 1.9.        Acquired Property Subject to Lien. All property at any time acquired by the Mortgagor and provided or required by this Mortgage to be or become subject to the lien and security interest hereof, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the lien and security interest of this Mortgage without further action on the part of the Mortgagor or the Mortgagee. The Mortgagor, at its expense, will execute and deliver to the Mortgagee (and will record and file as provided in Section 1.4) an instrument supplemental to this Mortgage reasonably satisfactory in substance and form to the Mortgagee, whenever such an instrument is necessary under applicable law to subject to the lien and security interest of this Mortgage all right, title and interest of the Mortgagor in and to all property provided or required by this Mortgage to be subject to the lien and security interest hereof.

SECTION 1.10.      Assignment of Rents, Proceeds, etc. The assignment, grant and conveyance of the Leases, Rents, Proceeds and other rents, income, proceeds and benefits of the Collateral contained in the Granting Clause of this Mortgage shall constitute an absolute, present and irrevocable assignment, grant and conveyance, provided, however, that permission is hereby given to the Mortgagor, so long as no Event of Default has occurred and is continuing hereunder, to collect, receive and apply such Rents, Proceeds and other rents, income, proceeds and benefits as they become due and payable, but not in advance thereof, and in accordance with all of the other terms, conditions and provisions hereof, of the Loan Documents, and of the Leases, contracts, agreements and other instruments with respect to which such payments are made or such other benefits are conferred. Upon the occurrence, and during the continuation, of an Event of Default, such permission shall terminate immediately and automatically, without notice to the Mortgagor or any other Person except as required by law. Such assignment shall be fully effective without any further action on the part of the Mortgagor or the Mortgagee and the Mortgagee shall be entitled, at its option and upon ten (10) days written notice to Mortgagor (unless the giving of such notice is precluded by law), upon the occurrence and during the continuation of an Event of Default hereunder, to collect, receive and apply all Rents, Proceeds and all other rents, income, proceeds and benefits from the Collateral, including all right, title and interest of the Mortgagor in any escrowed sums or deposits or any portion thereof or interest therein, whether or not the Mortgagee takes possession of the Collateral or any part thereof. The Mortgagor further grants to the Mortgagee the right, at the Mortgagee’s option, upon the occurrence and during the continuation of an Event of Default hereunder, to:

(a)                           enter upon and take possession of the Property for the purpose of collecting Rents, Proceeds and said rents, income, proceeds and other benefits;

(b)                           dispossess by the customary summary proceedings any tenant, purchaser or other Person defaulting in the payment of any amount when and as due and payable, or in the performance of any other obligation, under any Lease, contract or other instrument to which said Rents, Proceeds or other rents, income, proceeds or benefits relate;

6

(c)                           let or convey the Collateral or any portion thereof or any interest therein; and

(d)                           apply Rents, Proceeds and such rents, income, proceeds and other benefits, after the payment of all necessary fees, charges and expenses, on account of the Obligations in accordance with Section 3.11.

SECTION 1.11.      No Claims Against the Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against the Mortgagee in respect of labor or services or the furnishing of any materials or other property or any claim that any lien based on the performance of such labor or the furnishing of any such materials or other property is prior to the lien and security interest of this Mortgage. All contractors, subcontractors, vendors and other persons dealing with the Property, or with any persons interested therein, are hereby required to take notice of the provisions of this Section.

SECTION 1.12.      No Transfer of the Property. Except as permitted by the Credit Agreement, the Mortgagor shall not, without the prior written consent of the Mortgagee, which consent may be granted or withheld in the sole and absolute discretion of the Mortgagee (i) sell, convey, assign or otherwise transfer the Property or any portion of the Mortgagor’s interest therein or (ii) further encumber the Property or permit the Property to become encumbered by any lien, claim, security interest or other indebtedness of any kind or nature other than the Permitted Encumbrances.

SECTION 1.13.      Security Agreement. With respect to the items of personal property and fixtures referred to and described in the Granting Clause of this Mortgage and included as part of the Collateral, this Mortgage is hereby made and declared to be a security agreement encumbering each and every item of personal property and fixtures now or hereafter owned by Mortgagor and included herein as a part of the Collateral, in compliance with the provisions of the Uniform Commercial Code as enacted in the State. In this respect, Mortgagor, as “Debtor”, expressly grants to Mortgagee, as “Secured Party”, a security interest in and to all of the property now or hereafter owned by Mortgagor which constitutes the personal property and fixtures hereinabove referred to and described in this Mortgage, including all extensions, accessions, additions, improvements, betterments, renewals, replacements and substitutions thereof or thereto, and all proceeds from the sale or other disposition thereof. Mortgagor agrees that Mortgagee may file this Mortgage, or a reproduction thereof, in the real estate records or other appropriate index, as, and this Mortgage shall be deemed to be, a financing statement filed as a fixture filing in accordance with Section 554.9502 of the Iowa Code. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Mortgagor agrees to execute and deliver to Mortgagee, upon Mortgagee’s request, any other security agreement and financing statements, as well as extensions, renewals, and amendments thereof, and reproductions of this Mortgage, in such form as Mortgagee may require to perfect a security interest with respect to said items. Mortgagor shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Mortgagee may reasonably require. Except as permitted by the Credit Agreement, without the prior written consent of Mortgagee, Mortgagor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in the above-described personal property and fixtures, including any replacements and additions thereto. Upon the occurrence and during the continuation of an Event of Default under this Mortgage, the Mortgagee shall have and shall be entitled to exercise any and all of the rights and remedies (i) as prescribed in this Mortgage, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory provisions now or hereafter enacted and specified in said Uniform Commercial Code, all at Mortgagee’s sole election. Mortgagor and Mortgagee agree that the filing of any financing statements in the records normally having to do with personal property shall not in any way affect the agreement of Mortgagor and

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Mortgagee that everything located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of, the Collateral, which is described or reflected as a fixture in this Mortgage, is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be, regarded as part of the Property conveyed hereby. Mortgagor warrants that Mortgagor’s name, identity and address are as set forth herein. The mailing address of the Mortgagee from which information may be obtained concerning the security interest created herein is also set forth herein. This information hereof is provided in order that this Mortgage shall comply with the requirements of the Uniform Commercial Code as enacted in the State for instruments to be filed as financing statements. In accordance with Section 554.9515 of the Iowa Code, this Mortgage shall remain effective as a fixture filing until this Mortgage is released or satisfied of record or its effectiveness otherwise terminates as to the Collateral.

SECTION 1.14.      Representations and Warranties. In order to induce the Mortgagee to enter into this Mortgage, the Credit Agreement and the other Loan Documents, the Mortgagor agrees that all of the representations and warranties set forth in the Credit Agreement are incorporated into this Mortgage by reference as if fully set forth herein.

SECTION 1.15.      Mortgagor’s Covenants. In order to induce the Mortgagee to enter into this Mortgage, the Credit Agreement and the other Loan Documents, the Mortgagor agrees that all of the covenants set forth in the Credit Agreement are incorporated into this Mortgage by reference as if fully set forth herein.

ARTICLE II

INSURANCE

SECTION 2.1.        Application of Proceeds and Awards. The Mortgagee shall be entitled to receive any proceeds of insurance as provided in the Credit Agreement, and the Mortgagee shall apply all amounts recovered under any insurance policy required to be maintained by the Mortgagor and all awards received by it on account of any taking in accordance with the Credit Agreement.

ARTICLE III

EVENTS OF DEFAULT; REMEDIES, ETC.

SECTION 3.1.        Events of Default; Acceleration. If an “Event of Default” (pursuant to and as defined in the Credit Agreement) shall have occurred, then and in any such event the Mortgagee may at any time thereafter (unless all Events of Default shall theretofore have been remedied and all costs and expenses, including, without limitation, attorneys’ fees and expenses incurred by or on behalf of the Mortgagee, shall have been paid in full by the Mortgagor) declare, by written notice to the Mortgagor, the Loans and all other Obligations to be due and payable immediately or on a date specified in such notice (provided that, upon the occurrence of any Event of Default described in Section 8.1.9 of the Credit Agreement, the Loans and all other Obligations shall automatically become due and payable), and on such date the same shall be and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which the Mortgagor hereby waives. The Mortgagor will pay on demand all costs and expenses, including, without limitation, attorneys’ fees and expenses, incurred by or on behalf of the Mortgagee in enforcing this Mortgage, or any other Loan Document, or occasioned by any Event of Default.

SECTION 3.2.        Legal Proceedings; Foreclosure. If an Event of Default shall have occurred and be continuing, the Mortgagee at any time may, at its election and upon ten (10) days written notice to Mortgagor (unless the giving of such notice is precluded by law), proceed at law or in equity or otherwise to enforce the payment and performance of the Obligations in accordance with the terms hereof and

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thereof and to foreclose the this Mortgage in accordance with the laws of the State as against all or any part of the Collateral and to have the same sold under the judgment or decree of a court of competent jurisdiction. The Mortgagee shall be entitled to recover in such proceedings all costs incident thereto, including attorneys’ fees and expenses in such amounts as may be fixed by the court.

SECTION 3.3.        Redemption. It is agreed that if this Mortgage covers less than ten (10) acres of land, and in the event of the foreclosure of this Mortgage and sale of the property by sheriff’s sale in such foreclosure proceedings, the time of one year for redemption from said sale provided by the statutes of the State of Iowa shall be reduced to six (6) months provided the Mortgagee, in such action, files an election to waive any deficiency judgment against Mortgagors which may arise out of the foreclosure proceedings; all to be consistent with the provisions of Chapter 628 of the Iowa Code. If the redemption period is so reduced, for the first three (3) months after sale such right of redemption shall be exclusive to the Mortgagor, and the time periods in Sections 628.5, 628.15 and 618.16 of the Iowa Code shall be reduced to four (4) months.

It is further agreed that the period of redemption after a foreclosure of this Mortgage shall be reduced to sixty (60) days if all of the three following contingencies develop: (1) the real estate is less than ten (10) acres in size; (2) the Court finds affirmatively that the said real estate has been abandoned by the owners and those persons personally liable under this Mortgage at the time of such foreclosure; and (3) Mortgagee in such action files an election to waive any deficiency judgment against Mortgagors or their successors in interest in such action. If the redemption period is so reduced, Mortgagors or their successors in interest or the owner shall have the exclusive right to redeem for the first thirty (30) days after such sale, and the time provided for redemption by creditors as provided in Sections 628.5, 628.15 and 628.16 of the Iowa Code shall be reduced to forty (40) days. Entry of appearance by pleading or docket entry by or on behalf of Mortgagor shall be a presumption that the property is not abandoned. Any such redemption period shall be consistent with all of the provisions of Chapter 628 of the Iowa Code. This paragraph shall not be construed to limit or otherwise affect any other redemption provisions contained in Chapter 628 of the Iowa Code.

SECTION 3.4.        Uniform Commercial Code Remedies. If an Event of Default shall have occurred and be continuing and upon ten (10) days written notice to Mortgagor (unless the giving of such notice is precluded by law), the Mortgagee may exercise from time to time and at any time any rights and remedies available to it under applicable law upon default in the payment of indebtedness, including, without limitation, any right or remedy available to it as a secured party under the Uniform Commercial Code of the State. The Mortgagor shall, promptly upon request by the Mortgagee, assemble the Collateral, or any portion thereof generally described in such request, and make it available to the Mortgagee at such place or places designated by the Mortgagee and reasonably convenient to the Mortgagee or the Mortgagor. If the Mortgagee elects to proceed under the Uniform Commercial Code of the State to dispose of portions of the Collateral, the Mortgagee, at its option, may give the Mortgagor notice of the time and place of any public sale of any such property, or of the date after which any private sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to the Mortgagor at least ten (10) days before the time of the sale or other disposition. If any notice of any proposed sale, assignment or transfer by the Mortgagee of any portion of the Collateral or any interest therein is required by law, the Mortgagor conclusively agrees that ten (10) days notice to the Mortgagor of the date, time and place (and, in the case of a private sale, the terms) thereof is reasonable.

SECTION 3.5.        Other Rights and Remedies. The Mortgagor shall have such other rights and remedies as may be available to Mortgagors under the law of the State.

SECTION 3.6.        Purchase of Collateral by Mortgagee. The Mortgagee may be a purchaser of the Collateral or of any part thereof or of any interest therein at any sale thereof, whether pursuant to power of sale, foreclosure or otherwise, and the Mortgagee may apply upon the purchase price thereof the

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indebtedness secured hereby owing to the Mortgagee. Such purchaser shall, upon any such purchase, acquire good title to the properties so purchased, free of the security interest and lien of this Mortgage and free of all rights of redemption in the Mortgagor.

SECTION 3.7.        Receipt a Sufficient Discharge to Purchaser. Upon any sale of the Collateral or any part thereof or any interest therein, whether pursuant to foreclosure or otherwise, the receipt of the Mortgagee or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

SECTION 3.8.        Waiver of Appraisement, Valuation, etc. The Mortgagor hereby waives, to the fullest extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Collateral or any part thereof or any interest therein.

SECTION 3.9.        Sale a Bar Against Mortgagor. Any sale of the Collateral or any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to power of sale, foreclosure or otherwise, shall forever be a bar against the Mortgagor.

SECTION 3.10.      Obligations To Become Due on Sale. Upon any sale of the Collateral or any portion thereof or interest therein by virtue of the exercise of any remedy by the Mortgagee under or by virtue of this Mortgage, whether pursuant to power of sale, foreclosure or otherwise in accordance with this Mortgage or by virtue of any other remedy available at law or in equity or by statute or otherwise, at the option of the Mortgagee, any sums or monies due and payable pursuant to the Credit Agreement, the Loan Documents and in connection with the Loans and/or the Obligations shall, if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon, and all other indebtedness which this Mortgage by its terms secures.

SECTION 3.11.      Application of Proceeds of Sale and Other Moneys. The proceeds of any sale of the Collateral or any part thereof or any interest therein under or by virtue of this Mortgage, whether pursuant to power of sale, foreclosure or otherwise, and all other moneys at any time held by the Mortgagee as part of the Collateral, shall be applied in such order of priority as the Mortgagee shall determine in its sole and absolute discretion including, without limitation, as follows:

(a)                           first, to the payment of the reasonable costs and expenses of such sale (including, without limitation, the cost of evidence of title and the costs and expenses, if any, of taking possession of, retaining custody over, repairing, managing, operating, maintaining and preserving the Collateral or any part thereof prior to such sale), all reasonable costs and expenses incurred by the Mortgagee or any other Person in obtaining or collecting any insurance proceeds, condemnation awards or other amounts received by the Mortgagee, all reasonable costs and expenses of any receiver of the Collateral or any part thereof, and any Impositions or other charges or expenses prior to the security interest or lien of this Mortgage, which the Mortgagee may consider it necessary or desirable to pay;

(b)                           second, to the payment of any Obligation (other than those set forth in Section 3.11(c) below);

(c)                           third, to the payment of all amounts of principal of and interest at the time due and payable under the Credit Agreement at the time outstanding (whether due by reason of maturity or by reason of any prepayment requirement or by declaration or acceleration or otherwise), including interest at the rate provided for in the Credit Agreement on any overdue principal and (to the extent permitted under applicable law) on any overdue interest; and, in case such moneys shall be insufficient to pay in full such principal and interest, then, first, to the

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payment of all amounts of interest at the time due and payable and, second, to the payment of all amounts of principal at the time due and payable under the Credit Agreement; and

(d)                           fourth, the balance, if any, held by the Mortgagee after payment in full of all amounts referred to in subdivisions Sections 3.11(a), (b) and (c) above, shall, unless a court of competent jurisdiction may otherwise direct by final order not subject to appeal, be paid to or upon the direction of the Mortgagor.

SECTION 3.12.      Appointment of Receiver. If an Event of Default shall have occurred and be continuing, the Mortgagee shall, as a matter of right, upon ten (10) days written notice to the Mortgagor (unless the giving of such notice is precluded by law), and without regard to the adequacy of any security for the indebtedness secured hereby or the solvency of the Mortgagor, be entitled to the appointment of a receiver for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and the Mortgagor hereby consents to the appointment of such a receiver and will not oppose any such appointment.

SECTION 3.13.      Possession, Management and Income. If an Event of Default shall have occurred and be continuing, in addition to, and not in limitation of, the rights and remedies provided in Section 1.13, the Mortgagee, upon ten (10) days notice to the Mortgagor, may enter upon and take possession of the Collateral or any part thereof by force, summary proceeding, ejectment or otherwise and may remove the Mortgagor and all other Persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, Rents, issues and Proceeds accruing with respect thereto or any part thereof. The Mortgagee shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management, except that any amounts so received by the Mortgagee shall be applied to pay all costs and expenses of so entering upon, taking possession of, holding, operating, maintaining, repairing, preserving and managing the Collateral or any part thereof, and any Impositions or other charges prior to the lien and security interest of this Mortgage which the Mortgagee may consider it necessary or desirable to pay, and any balance of such amounts shall be applied as provided in Section 3.11.

SECTION 3.14.      Right of Mortgagee to Perform Mortgagor’s Covenants, etc. If the Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder, the Mortgagee, upon ten days notice to the Mortgagor (provided that no such notice shall be required in the event of an emergency) and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Mortgagor, and may enter upon the Collateral for such purpose and take all such action thereon as, in the Mortgagee’s opinion, may be necessary or appropriate therefor. No such entry and no such action shall be deemed an eviction of any lessee of the Property or any part thereof. All sums so paid by the Mortgagee and all costs and expenses (including, without limitation, attorneys’ fees and expenses) so incurred, together with interest thereon at the rate provided for in the Credit Agreement from the date of payment or incurring, shall constitute additional indebtedness under the Credit Agreement secured by this Mortgage and shall be paid by the Mortgagor to the Mortgagee on demand.

SECTION 3.15.      Subrogation. To the extent that the Mortgagee, on or after the date hereof, pursuant to this Mortgage, pays any sum due under any provision of any law or any instrument creating any lien prior or superior to the lien of this Mortgage, or the Mortgagor or any other Person pays any such sum with the proceeds of the loan evidenced by the Credit Agreement, the Mortgagee shall have and be entitled to a lien on the Collateral equal in priority to the lien discharged, and the Mortgagee shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit the Mortgagee in securing the Obligations.

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SECTION 3.16.      Remedies, etc., Cumulative. Each right, power and remedy of the Mortgagee provided for in this Mortgage, the Credit Agreement or any other Loan Document, or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Mortgage, the Credit Agreement or any other Loan Document, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Mortgagee of any one or more of the rights, powers or remedies provided for in this Mortgage, the Credit Agreement, or any other Loan Document, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Mortgagee of any or all such other rights, powers or remedies.

SECTION 3.17.      Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of such term shall not be affected thereby.

SECTION 3.18.      No Waiver, etc. No failure by the Mortgagee to insist upon the strict performance of any term hereof or of the Credit Agreement, or of any other Loan Document, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect with respect to any other then existing or subsequent breach. By accepting payment or performance of any amount or other Obligations secured hereby before or after its due date, the Mortgagee shall not be deemed to have waived its right either to require prompt payment or performance when due of all other amounts and Obligations payable hereunder or to declare a default for failure to effect such prompt payment.

SECTION 3.19.      Compromise of Actions, etc. Any action, suit or proceeding brought by the Mortgagee pursuant to any of the terms of this Mortgage, the Credit Agreement, any other Loan Document, or otherwise, and any claim made by the Mortgagee hereunder or thereunder, may be compromised, withdrawn or otherwise dealt with by the Mortgagee without any notice to or approval of the Mortgagor.

ARTICLE IV

DEFINITIONS

SECTION 4.1.        Use of Defined Terms. Terms for which meanings are provided in this Mortgage shall, unless otherwise defined or the context otherwise requires, have such meanings when used in any certificate and any opinion, notice or other communication delivered from time to time in connection with this Mortgage or pursuant hereto.

SECTION 4.2.        Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Mortgage, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE V

MISCELLANEOUS

SECTION 5.1         Further Assurances; Financing Statements.

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SECTION 5.1.1      Further Assurances. The Mortgagor, at its expense, will execute, acknowledge and deliver all such instruments and take all such other action as the Mortgagee from time to time may reasonably request:

(a)                           to better subject to the lien and security interest of this Mortgage all or any portion of the Collateral,

(b)                           to perfect, publish notice or protect the validity of the lien and security interest of this Mortgage,

(c)                           to preserve and defend the title to the Collateral and the rights of the Mortgagee therein against the claims of all Persons as long as this Mortgage shall remain undischarged (subject to the Permitted Encumbrances),

(d)                           to better subject to the lien and security interest of this Mortgage or to maintain or preserve the lien and security interest of this Mortgage with respect to any replacement or substitution for any Collateral or any other after-acquired property, or

(e)                           in order to further effectuate the purposes of this Mortgage and to carry out the terms hereof and to better assure and confirm to the Mortgagee its rights, powers and remedies hereunder.

SECTION 5.1.2      Financing Statements. Notwithstanding any other provision of this Mortgage, the Mortgagor hereby agrees that, without notice to or the consent of the Mortgagor, the Mortgagee may file with the appropriate public officials such financing statements, continuation statements, amendments and similar documents as are or may become necessary to perfect, preserve or protect the security interest granted by this Mortgage.

SECTION 5.2.        Additional Security. Without notice to or consent of the Mortgagor, and without impairment of the security interest and lien of and rights created by this Mortgage, the Mortgagee and the Lenders may accept from the Mortgagor or any other Person additional security for the Obligations. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent the Mortgagee from resorting, first, to such additional security, or, first, to the security created by this Mortgage, or concurrently to both, in any case without affecting the Mortgagee’s lien and rights under this Mortgage.

SECTION 5.3.        Defeasance; Partial Release, etc.

SECTION 5.3.1      Defeasance. If the Credit Extensions and all other amounts owing pursuant to the Credit Agreement and the other Loan Documents shall be repaid in full in accordance with the terms thereof, and if the Mortgagor shall pay, in full, the principal of and premium, if any, and interest on the Obligations in accordance with the terms thereof and hereof and all other sums payable hereunder by the Mortgagor and shall comply with all the terms, conditions and requirements hereof and of the Obligations, then on such date, the Mortgagee shall, upon the request of the Mortgagor and at the Mortgagor’s sole cost and expense, execute and deliver such instruments, in form and substance reasonably satisfactory to the Mortgagee, as may be necessary to reconvey, release and discharge this Mortgage.

SECTION 5.3.2      Partial Release, etc. The Mortgagee may, at any time and from time to time, without liability therefor, with prior written notice to the Mortgagor, release or reconvey any part of the Collateral, consent to the making of any map or plat of the Property, join in granting any easement thereon or join in any extension agreement or agreement subordinating the lien of this Mortgage, or enter into any other agreement in connection with the Collateral. Upon the Disposition of Collateral in

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accordance with the Credit Agreement, the Liens granted herein shall automatically terminate with respect to such Collateral. In addition, at the request of the Mortgagor, and at the sole expense of the Mortgagor, the Mortgagor shall be released from its obligations hereunder in the event that the Capital Securities of the Mortgagor are Disposed of in a transaction permitted by the Credit Agreement; provided that the Mortgagor shall have delivered to the Administrative Agent, at least three Business Days prior to the date of the proposed release, a written request for release and a certification by the Mortgagor stating that such transaction is in compliance with the Loan Documents. Upon any such Disposition, the Mortgagee will, at the Mortgagor’s sole expense, deliver to the Mortgagor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Mortgagee hereunder, and execute and deliver to the Mortgagor such documents as the Mortgagor shall reasonably request to evidence such termination.

SECTION 5.4.        Notices, etc. All notices and other communications provided to any of the parties hereto shall be in writing and addressed, delivered or transmitted to such party as set forth in the Credit Agreement.

SECTION 5.5.        Waivers, Amendments, etc. The provisions of this Mortgage may be amended, discharged or terminated and the observance or performance of any provision of this Mortgage may be waived, either generally or in a particular instance and either retroactively or prospectively, only by an instrument in writing executed by the Mortgagor and the Mortgagee.

SECTION 5.6.        Cross-References. References in this Mortgage and in each instrument executed pursuant hereto to any Section or Article are, unless otherwise specified, to such Section or Article of this Mortgage or such instrument, as the case may be, and references in any Section, Article or definition to any clause are, unless otherwise specified, to such clause of such Section, Article or definition.

SECTION 5.7.        Headings. The various headings of this Mortgage and of each instrument executed pursuant hereto are inserted for convenience only and shall not affect the meaning or interpretation of this Mortgage or such instrument or any provisions hereof or thereof.

SECTION 5.8.        Currency. Unless otherwise expressly stated, all references to any currency or money, or any dollar amount, or amounts denominated in “Dollars” herein will be deemed to refer to the lawful currency of the United States.

SECTION 5.9.        Governing Law. THIS MORTGAGE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE.

SECTION 5.10.      Successors and Assigns, etc. This Mortgage shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.11.      Waiver of Jury Trial; Submission to Jurisdiction.

(a)                           EACH OF THE MORTGAGOR AND THE MORTGAGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MORTGAGE, THE CREDIT AGREEMENT, ANY LOAN DOCUMENT OR ANY OTHER RELATED INSTRUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE MORTGAGOR OR THE MORTGAGEE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MORTGAGEE AND THE LENDERS TO ENTER INTO THE TRANSACTIONS PROVIDED FOR IN THE CREDIT AGREEMENT AND TO MAKE THE CREDIT EXTENSIONS.

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(b)                           FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INVOLVING THIS MORTGAGE, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, EACH OF THE MORTGAGOR AND THE MORTGAGEE HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE IN ACCORDANCE WITH APPLICABLE LAW, PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED. EACH OF THE MORTGAGOR AND THE MORTGAGEE EXPRESSLY WAIVES, TO THE EXTENT IT MAY LAWFULLY DO SO, ANY OBJECTION, CLAIM OR DEFENSE WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS MORTGAGE, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY SUCH COURT, IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER IRREVOCABLY WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO ANY SUCH CLAIM, SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER THE PERSON OF THE MORTGAGOR OR THE MORTGAGEE. NOTHING CONTAINED HEREIN WILL BE DEEMED TO PRECLUDE ANY PARTY FROM BRINGING AN ACTION AGAINST THE OTHER PARTY IN ANY OTHER JURISDICTION.

SECTION 5.12.      Severability. Any provision of this Mortgage, the Credit Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Mortgage, the Credit Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.13.      Loan Document. This Mortgage is a Loan Document executed pursuant to the Credit Agreement and, unless otherwise expressly indicated herein, shall be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 5.14.      Usury Savings Clause. It is the intention of the Mortgagor and the Mortgagee to conform strictly to the usury laws governing the Loan Documents and any interest payable under the Loan Documents shall be subject to reduction to the amount not in excess of the maximum non-usurious amount allowed under such laws, as construed by the courts having jurisdiction over such matters. In the event the maturity of the Obligations is accelerated by reason of any provision of the Loan Documents, or by reason of an election by the Mortgagee resulting from an Event of Default, then interest may never include more than the maximum amount permitted by law, computed from the dates of each advance of loan proceeds under the Credit Agreement until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically or, if theretofore paid, at the option of the Mortgagee, shall be rebated to the Mortgagor, or shall be credited on the principal amount of the Obligations or, if all principal has been repaid, then the excess shall be rebated to the Mortgagor. If any interest is canceled, credited against principal or rebated to the Mortgagor in accordance with the foregoing sentence and, if thereafter the interest payable hereunder is less than the maximum amount permitted by applicable law, the rate hereunder shall automatically be increased to the maximum extent possible to permit repayment to the Mortgagee and the Lenders as soon as possible of any interest in excess of the maximum amount permitted by law which was earlier canceled, credited against principal or rebated to the Mortgagor pursuant to the provisions of the foregoing sentence.

SECTION 5.15.      Future Advances. This Mortgage is a “Future Advance Mortgage” under Section 654.12A of the Iowa Code. Any and all future advances under this Mortgage and the Loan

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Documents shall have the same priority as if the future advance was made on the date that this Mortgage was recorded. This Mortgage shall secure the Obligations, whenever incurred, such Obligations to be due at the times provided in the Loan Documents. Notice is hereby given that the Obligations may increase as a result of any defaults hereunder by Mortgagor due to, for example, and without limitation, unpaid interest or late charges, unpaid taxes or insurance premiums which the Mortgagee elects to advance, defaults under leases that the Mortgagee elects to cure, attorney fees or costs incurred in enforcing the Loan Documents or other expenses incurred by the Mortgagee in protecting the Collateral, the security of this Mortgage or the Mortgagee’s rights and interests.

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In Witness Whereof, the undersigned, by its duly elected officers and pursuant to proper authority of its board of directors has duly executed, sealed, acknowledged and delivered this instrument as of the day and year first above written.

SABRE COMMUNICATIONS CORPORATION

By:
Name:

Title:

STATE OF IOWA, COUNTY OF

This instrument was acknowledged before me on June   , 2007, by                           as

                                     of Sabre Communications Corporation, an Iowa corporation.

                               , Notary Public

(Section 9E.15(2), Code of Iowa)

DRAFTED BY:

Mayer, Brown, Rowe & Maw LLP

1675 Broadway

New York, New York 10019

Attention: Michael Sloyer, Esq.

SCHEDULE 1

Legal Description of the Land

Lots 3, 4, 5, 6, 7, 8, 9, and 10, Replat of Part of Lots 7 and 8, Bridgeport Industrial Park 2nd Filing, an Addition to Sioux City, Woodbury County, Iowa.

SCHEDULE 2

Permitted Encumbrances

1.     Standby fees, taxes and assessments for the year 2007 and subsequent years, which are a lien not yet due and payable.

2.     Items 10 and 15 in the Commitment for Title Insurance issued by Chicago Title Insurance Company, Commitment Number 100718783, dated June 15, 2007 at 7:00 A.M.

EXHIBIT J

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder Agreement”), dated as of [September    ], 2007, is made by and among the New Borrowers referred to herein and Dresdner Bank AG, New York And Grand Cayman Branches, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders referred to below. Capitalized terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of June 26, 2007 among Sabre Communications Holdings, Inc., a Delaware corporation, Sabre Communications Corporation, an Iowa corporation, and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation (“Holdings”), CellXion, LLC, a Delaware limited liability company (“CellXion”), and Cellxion Wireless Services, LLC, a Delaware limited liability company (“CellXion Wireless”) (each a “Borrower” and, collectively, the “Borrowers”), the various financial institutions and other Persons from time to time parties thereto (the “Lenders”), the Administrative Agent, and Dresdner Kleinwort Securities LLC, as the Lead Arranger, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers; and

WHEREAS, the Credit Agreement requires each of Holdings, CellXion and CellXion Wireless (each a “New Borrower” and, collectively, the “New Borrowers”) to execute and deliver this Joinder Agreement in order to evidence its agreement to become a party to the Credit Agreement as an additional “Borrower”;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuers to make Credit Extensions to the New Borrowers pursuant to the Credit Agreement, the parties hereto hereby agree as follows:

Section 1.              Credit Agreement. Each New Borrower hereby (i) agrees that by its execution and delivery of a counterpart signature page to this Joinder Agreement, such New Borrower shall become a “Borrower” and a “Guarantor under the Credit Agreement with the same force and effect as if it had originally been a signatory thereto, and shall assume all of the rights and obligations of a “Borrower” and a “Guarantor” thereunder, (ii) acknowledges receipt of a copy of, and agrees to be obligated and bound by all of the terms and provisions of, the Credit Agreement and (iii) acknowledges and agrees that, from and after the date hereof, each reference in the Credit Agreement to a “Borrower” or a “Guarantor” shall be deemed to include such New Borrower. The Administrative Agent agrees that such New Borrower shall become a “Borrower” and a “Guarantor” under the Credit Agreement as of the date hereof with the same force and effect as it had originally been a signatory thereto in such capacity.

Section 2.              Representations and Warranties. Each New Borrower hereby represents and warrants that:

(a)           this Joinder Agreement has been duly authorized, executed and delivered by such New Borrower and constitutes a valid and binding agreement of such New Borrower, enforceable against such New Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and

(b)           each of the representations and warranties contained in the Credit Agreement, insofar as any such representation or warranty relates to such New Borrower, is true and correct in all material respects as of the date hereof (except to the extent any such representation or warranty is expressly stated to relate to an earlier date or dates, in which case such representation or warranty was true and correct in all material respects as of such earlier date or dates), with the same effect as though such representations and warranties had been made on and as of the date hereof after giving effect to the joinder of such New Borrower as an additional “Borrower” and an additional “Guarantor” under the Credit Agreement and an additional “Grantor” under the Security Agreement.

Section 3.              Effectiveness. This Joinder Agreement shall become effective on the date when the Lead Arranger shall have received duly executed counterparts of this Joinder Agreement from each New Borrower.

Section 4.              Confirmation. All terms and provisions of the Credit Agreement and the Schedules thereto shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

Section 5.              GOVERNING LAW. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND S-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 6.              Loan Document. This Joinder Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

Section 7.              Counterparts. This Joinder Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

Section 8.              Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Joinder Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9.              Headings. The various headings of this Joinder Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Joinder Agreement or any provisions thereof.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

SABRE INDUSTRIES, INC.

By:
Name:
Title:

CELLXION, LLC

By:
Name:
Title:

CELLXION WIRELESS SERVICES, LLC

By:
Name:
Title:

DRESDNER BANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES,
as the Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT K

FORM OF INTERCO SUBORDINATION AGREEMENT

THIS INTERCO SUBORDINATION AGREEMENT (this “Subordination Agreement”), dated as of [       ], 2007, made by and among each of the undersigned Persons and each other Person that may from time to time become a party hereto pursuant to the terms hereof (collectively, the “Subordinated Creditors”), in favor of Dresdner Bank AG, New York And Grand Cayman Branches, as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of June 26, 2007, (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Sabre Communications Holdings, Inc., a Delaware corporation, Sabre Communications Corporation, an Iowa corporation, and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation (“Holdings”), CellXion, LLC, a Delaware limited liability company, and CellXion Wireless Services, LLC, a Delaware limited liability company (each a “Borrower” and, collectively, the “Borrowers”), the Lenders, the Administrative Agent and Dresdner Kleinwort Securities LLC, as the Lead Arranger, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

WHEREAS, each Borrower and each other Guarantor (collectively, the “Subordinated Debtors”) is now or may hereafter from time to time become indebted or otherwise obligated to the Subordinated Creditors in respect of Indebtedness related to or resulting from intercompany Indebtedness from, non-equity investments by or any obligation to pay for goods and services to, any Subordinated Creditor (all such present and future Indebtedness or obligations owing to or investments made by the Subordinated Creditors (whether created directly or acquired by assignment or otherwise), and all interest, premiums and fees, if any, thereon and all other amounts payable in respect thereof and all rights and remedies of the Subordinated Creditors with respect thereto, being referred to as the “Intercompany Subordinated Debt”);

WHEREAS, pursuant to clause (f) of Section 7.2.2 of the Credit Agreement, each Subordinated Creditor is required to execute and deliver this Subordination Agreement;

WHEREAS, each Subordinated Creditor has duly authorized the execution, delivery and performance of this Subordination Agreement; and

WHEREAS, it is in the best interests of each Subordinated Creditor to execute this Subordination Agreement inasmuch as each Subordinated Creditor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuers pursuant to the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce (i) the Lenders and the Issuers to make

Credit Extensions to the Borrowers pursuant to the Credit Agreement and (ii) certain of the Secured Parties to enter into Rate Protection Agreements, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1 Certain Terms. The following terms (whether or not underscored) when used in this Subordination Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Borrower” and “Borrowers” are defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Holdings” is defined in the first recital.

“Intercompany Subordinated Debt” is defined in the second recital.

“Senior Indebtedness” is defined in clause (a) of Section 2.1.

“Subordinated Creditors” is defined in the preamble.

“Subordinated Debtors” is defined in the second recital.

“Subordination Agreement” is defined in the preamble.

SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Subordination Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE II
AGREEMENT

SECTION 2.1 Agreement to Subordinate.

(a) Each of the Subordinated Debtors and the Subordinated Creditors agrees that the Intercompany Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior indefeasible payment in full in cash of all Obligations of the Subordinated Debtors now existing or hereafter arising under any Loan Document whether for (i) principal, (ii) Reimbursement Obligations in respect of Letters of Credit, (iii) interest (including interest accruing after the filing of a petition initiating any proceeding referred to in clause (a) of Section 2.2, whether or not allowed as a claim in such proceeding),

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(iv) costs, (v) fees (including reasonable attorneys’ fees and disbursements), (vi) expenses, (vii) reduction of the “credit exposure” of a Secured Party under a Rate Protection Agreement and (viii) otherwise (the Obligations specified in clauses (a)(i) through (a)(vii) above are referred to collectively as the “Senior Indebtedness”). For purposes of this Subordination Agreement, the “credit exposure” at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement. For purposes of this Subordination Agreement, the Senior Indebtedness shall not be deemed to have been indefeasibly paid in full in cash until the Secured Parties shall have received full payment of the Senior Indebtedness in cash (other than indemnity obligations not yet due and payable) and all Letters of Credit issued under the Credit Agreement have expired, been terminated or been Cash Collateralized in full, which payment shall have been retained by the Secured Parties for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors’ rights laws. Each of the Subordinated Debtors and the Subordinated Creditors waive notice of acceptance of this Subordination Agreement by the Secured Parties, and the Subordinated Creditors waive notice of and consent to the making, amount and terms of the Senior Indebtedness which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other lawful action which any Secured Party in its sole and absolute discretion may take or omit to take with respect thereto. The provisions of this Section shall constitute a continuing offer made for the benefit of and to all Secured Parties, and each Secured Party is hereby irrevocably authorized to enforce such provisions.

(b) In the event that any Subordinated Debtors shall make, and/or any Subordinated Creditor shall receive from any source whatsoever, any payment on Intercompany Subordinated Debt in contravention of this Subordination Agreement or the terms of the Credit Agreement, then and in any such event such payment shall be deemed to be the property of, segregated by, received by, and held in trust for the benefit of, the Administrative Agent, and shall be promptly paid over and delivered to the Administrative Agent for the pro rata benefit of the Secured Parties.

(c) No Subordinated Debtor shall make, and no Subordinated Creditor shall receive or accept from any source whatsoever, any payment in respect of any Intercompany Subordinated Debt if any Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement or any Event of Default shall have occurred and be continuing or would result therefrom, unless and until (i) the Senior Indebtedness has been paid in full in cash or (ii) in the case of a Default or an Event of Default referred to above other than a Default of the nature set forth in Section 8.1.9 of the Credit Agreement, such Default or Event of Default has been cured or waived.

(d) Subject to the provisions of this Subordination Agreement, the Subordinated Debtors may make, and the Subordinated Creditors will be permitted to accept and receive, payments on the Intercompany Subordinated Debt. Each Subordinated Debtor

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agrees that it will not make any payment on any of the Intercompany Subordinated Debt, or take any other action, in contravention of the provisions of this Subordination Agreement.

SECTION 2.2 In Furtherance of Subordination.

(a) Upon any distribution of all or any of the assets of any Subordinated Debtor or any Subordinated Creditor in the event of

(i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to such Subordinated Debtor or such Subordinated Creditor, or to its creditors, as such, or to its assets,

(ii) any liquidation, dissolution or other winding up of such Subordinated Debtor or such Subordinated Creditor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or

(iii) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Subordinated Debtor or such Subordinated Creditor,

then, and in any such event, unless the Administrative Agent (at the direction of the Secured Parties) shall otherwise agree in writing, the Administrative Agent (for the benefit of the Secured Parties) shall receive indefeasible payment in full in cash of all amounts due or to become due (whether or not the Senior Indebtedness has been declared due and payable prior to the date on which the Senior Indebtedness would otherwise have become due and payable) on or in respect of all Senior Indebtedness (including post-petition interest, whether or not allowed as a claim) before the Subordinated Creditors or anyone claiming through or on their behalf (including any receiver, trustee, or otherwise) are entitled to receive any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Intercompany Subordinated Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for the application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Indebtedness until the Senior Indebtedness shall have been indefeasibly paid in full in cash.

(b) If any proceeding, liquidation, dissolution or winding up referred to in clause (a) above is commenced by or against any Subordinated Debtor or any Subordinated Creditor,

(i) the Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of such Subordinated Debtor, the Subordinated Creditors or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Intercompany Subordinated Debt above and give acquittance therefor and to file

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claims and proofs of claim and take such other action (including voting the Intercompany Subordinated Debt or enforcing any security interest or other lien securing payment of the Intercompany Subordinated Debt) as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Secured Parties hereunder; provided, that in the event the Administrative Agent takes such action, the Administrative Agent shall apply all proceeds first, to the payment of the costs of enforcement of this Subordination Agreement, and second, to the pro rata payment, prepayment and/or Cash Collateralization of the Senior Indebtedness; and

(ii) the Subordinated Creditors shall duly and promptly take such action as the Administrative Agent may request (A) to collect the Intercompany Subordinated Debt for the account of the Secured Parties and to file appropriate claims or proofs of claim in respect of the Intercompany Subordinated Debt, (B) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as the Administrative Agent may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Intercompany Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Intercompany Subordinated Debt.

(c) All payments or distributions of assets of any Subordinated Debtor, whether in cash, property or securities upon or with respect to the Intercompany Subordinated Debt which are received by the Subordinated Creditors contrary to the provisions of this Subordination Agreement shall be received in trust and held separate from all other property of the Subordinated Creditors for the benefit of the Administrative Agent, shall be segregated from other funds and property held by the Subordinated Creditors and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied, pro rata (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Indebtedness, whether matured or unmatured, in accordance with the terms of this Subordination Agreement.

(d) The Administrative Agent is hereby authorized to demand specific performance of this Subordination Agreement, whether or not any Subordinated Debtor or any Subordinated Creditor shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditors or any one of them shall have failed to comply with any of the provisions of this Subordination Agreement applicable to it. The Subordinated Creditors hereby irrevocably waive any defense (other than the defense of indefeasible payment in full in cash of the Senior Indebtedness) based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

SECTION 2.3 No Enforcement or Commencement of Any Proceedings. (a) Each Subordinated Creditor agrees that, until the Termination Date has occurred, it will not accelerate the maturity of the Intercompany Subordinated Debt, exercise any remedies (including the

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assertion of any claims, motions, objections or arguments) or commence, or join with any creditor other than the Secured Parties in commencing, any proceeding referred to in clause (a) of Section 2.2.

(b) Each Subordinated Creditor further agrees not to, directly or indirectly, whether in connection with an event or proceeding referred to in clause (a) of Section 2.2 or otherwise, take any action that would be in violation of, or inconsistent with, or result in a breach of, this Subordination Agreement or to challenge or contest (i) the validity, perfection, priority or enforceability of any Senior Indebtedness or the Liens in favor of the Administrative Agent, for the benefit of the Secured Parties, to secure the payment, performance or observance of all or any part of the Senior Indebtedness, (ii) the rights of the Secured Parties set forth in any of the Loan Documents with respect to any such Lien, or (iii) the validity or enforceability of any of the Loan Documents.

SECTION 2.4 Rights of Subrogation. The Subordinated Creditors agree that no payment or distribution to any of the Secured Parties pursuant to the provisions of this Subordination Agreement shall entitle the Subordinated Creditors to exercise any rights of subrogation in respect thereof until the Termination Date has occurred. The Subordinated Creditors agree that the subordination provisions contained herein shall not be affected by any action, or failure to act, by any Secured Party which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of the Subordinated Creditors against the Subordinated Debtors.

SECTION 2.5 Subordination Legend; Further Assurances. The Subordinated Creditors and the Subordinated Debtors will cause each note and instrument (if any) evidencing the Intercompany Subordinated Debt to be endorsed with the following legend:

“The indebtedness evidenced by this instrument is subordinated to the prior indefeasible payment in full in cash of the Senior Indebtedness (as defined in the Interco Subordination Agreement, dated as of June [     ], 2007) pursuant to, and to the extent provided in, the Interco Subordination Agreement by the maker hereof and payee named herein in favor of the Secured Parties and any person now or hereafter designated as their agent.”

Each of the Subordinated Debtors and the Subordinated Creditors hereby agree to mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any Intercompany Subordinated Debt not evidenced by any note or instrument, following the occurrence and continuation of a Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement or an Event of Default, upon the Administrative Agent’s request, cause such Intercompany Subordinated Debt to be evidenced by an appropriate note or instrument or instruments endorsed with the above legend. Each of the Subordinated Creditors and the Subordinated Debtors will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Administrative Agent may reasonably request to protect any right or interest granted or purported to be granted hereunder or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder.

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SECTION 2.6 No Change in or Disposition of Intercompany Subordinated Debt. The Subordinated Creditors will not, without the prior written consent of the Administrative Agent except as otherwise permitted by the Credit Agreement and/or unless such Indebtedness is permitted to be incurred pursuant to the Credit Agreement:

(a) sell, assign, transfer, endorse, pledge, encumber or otherwise dispose of any of the Intercompany Subordinated Debt except pursuant to the Loan Documents;

(b) permit the terms of any of the Intercompany Subordinated Debt to be changed in such a manner as to have a material adverse effect upon rights or interests of any Secured Party; or

(c) upon the occurrence and during the continuation of any Default of the nature set forth in Section 8.1.1 or 8.1.9 of the Credit Agreement or Event of Default, take, or permit to be taken, any action to assert, collect or enforce the Intercompany Subordinated Debt or any part thereof.

SECTION 2.7 Obligations Hereunder Not Affected. All rights and interest of the Administrative Agent and the other Secured Parties hereunder, and all agreements and obligations of the Subordinated Creditors and the Subordinated Debtors hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any document evidencing Senior Indebtedness;

(b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from any of the documents evidencing or relating to the Senior Indebtedness;

(c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty or Loan Document, for all or any of the Senior Indebtedness;

(d) any failure of any Secured Party to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of any Loan Document;

(e) any reduction, limitation, impairment or termination of the Senior Indebtedness for any reason (other than indefeasible payment in full in cash of the Senior Indebtedness), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than the defense of indefeasible payment in full in cash of the Senior Indebtedness) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Indebtedness (which each Subordinated Debtor and each Subordinated Creditor hereby waives any right to or claim of until the Termination Date to the maximum extent permitted by applicable law); and

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(f) any other circumstance which might otherwise constitute a defense (other than the defense of indefeasible payment in full in cash of the Senior Indebtedness) available to, or a discharge of, any Subordinated Debtor in respect of the Senior Indebtedness or the Subordinated Creditors in respect of this Subordination Agreement.

This Subordination Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy or reorganization of any Subordinated Debtor or otherwise, all as though such payment had not been made. The Subordinated Creditors acknowledge and agree that the Secured Parties may, in accordance with the terms of the Credit Agreement, without notice or demand and without affecting or impairing the Subordinated Creditors’ obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Indebtedness or any part thereof, including to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Indebtedness and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Administrative Agent may determine in its sole discretion; (iv) release and substitute one or more endorsers, warrantors, borrower or other obligor; and (v) exercise or refrain from exercising any rights against the Borrowers or any other Person.

ARTICLE III
MISCELLANEOUS

SECTION 3.1 Representations and Warranties. Each of the Subordinated Creditors and each Subordinated Debtor hereby represents and warrants as follows:

(a) no default exists in respect of any such Intercompany Subordinated Debt;

(b) the Subordinated Creditors own the Intercompany Subordinated Debt now outstanding free and clear of any Lien other than Liens created or permitted pursuant to the Loan Documents; and

(c) this Subordination Agreement constitutes a legal, valid and binding obligation of each Subordinated Creditor and each Subordinated Debtor, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

SECTION 3.2 Loan Document. This Subordination Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 3.3 Binding on Successors, Transferees and Assigns; Continuing Agreement. This Subordination Agreement shall remain in full force and effect until the Termination Date has occurred, shall be jointly and severally binding upon each Subordinated Debtor and each

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Subordinated Creditor and their respective successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns. This Subordination Agreement is a continuing agreement of subordination and the Secured Parties may, from time to time and without notice to the Subordinated Creditors, extend credit to or make other financial arrangements with each Subordinated Debtor in reliance hereon.

SECTION 3.4 Amendments, Waivers. No amendment or waiver of any provision of this Subordination Agreement, nor any consent or any departure by the Subordinated Creditors or the Subordinated Debtors herefrom, shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right, and every right, power or remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed or authorized by the Secured Parties.

SECTION 3.5 Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Subordinated Creditor or Subordinated Debtor, in care of Holdings) set forth below its name on the signature pages of the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION 3.6 Additional Subordinated Creditors. Each Person that is required to become a party to this Agreement to permit the incurrence by any Obligor of any Indebtedness permitted pursuant to clause (f) of Section 7.2.2 of the Credit Agreements shall become a Subordinated Creditor for all purposes of this Subordination Agreement upon execution and delivery by such Person of an Assumption Agreement in the form of Annex I attached hereto, an executed original of which shall be furnished to the Administrative Agent promptly after the execution thereof.

SECTION 3.7 Severability. Wherever possible each provision of this Subordination Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordination Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordination Agreement.

SECTION 3.8 Cumulative Rights. The rights, powers and remedies of the Secured Parties under this Subordination Agreement shall be in addition to all rights, powers and remedies given to such Persons by virtue of any contract, statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or

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concurrently. The parties hereto expressly acknowledge and agree that the Secured Parties are intended, and by this reference expressly made, third party beneficiaries of the provisions of this Subordination Agreement.

SECTION 3.9 Governing Law, Entire Agreement, etc. THIS SUBORDINATION AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Subordination Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 3.10 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUERS OR ANY SUBORDINATED CREDITOR OR SUBORDINATED DEBTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR HOLDINGS IN SECTION 10.2 OF THE CREDIT AGREEMENT. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY (ON THE GROUNDS OF SOVEREIGNTY OR OTHERWISE) FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HERETO HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 3.11 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY) AND EACH OTHER PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR

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ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR SUCH SUBORDINATED DEBTOR OR SUBORDINATED CREDITOR IN CONNECTION THEREWITH. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

SECTION 3.12 Section Captions. Section captions used in this Subordination Agreement are for convenience of reference only, and shall not affect the construction of this Subordination Agreement.

SECTION 3.13 Execution in Counterparts. This Subordination Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed and delivered as of the date first above written.

SUBORDINATED CREDITORS:

SABRE INDUSTRIES, INC.,
as a Subordinated Creditor

By:
Name:
Title:

SABRE COMMUNICATIONS HOLDINGS, INC., as a Subordinated Creditor

By:
Name:
Title:

SABRE COMMUNICATIONS CORPORATION, as a Subordinated Creditor

By:
Name:
Title:

CELLXION, LLC,
as a Subordinated Creditor

By:
Name:
Title:

CELLXION WIRELESS SERVICES LLC, as a Subordinated Creditor

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

SUBORDINATED DEBTORS:

SABRE INDUSTRIES, INC., as a Subordinated Debtor

By:
Name:
Title:

SABRE COMMUNICATIONS HOLDINGS, INC., as a Subordinated Debtor

By:
Name:
Title:

SABRE COMMUNICATIONS CORPORATION, as a Subordinated Debtor

By:
Name:
Title:

CELLXION, LLC, as a Subordinated Debtor

By:
Name:
Title:

CELLXION WIRELESS SERVICES, LLC, as a Subordinated Debtor

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

ANNEX I

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this “Assumption Agreement”), dated as of                ,        , is made by [Name of Additional Subordinated Creditor], a                       (the “Additional Subordinated Creditor”), in favor of [                                     ], as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties. Any capitalized term not defined herein shall have the meaning assigned to it in the Credit Agreement (as defined below).

W     I     T     N     E     S     S     E     T     H:

WHEREAS, pursuant to that certain Credit Agreement, dated as of June [        ], 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Sabre Communications Holdings, Inc., a Delaware corporation, Sabre Communications Corporation, an Iowa corporation, and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation, CellXion, LLC, a Delaware limited liability company, and CellXion Wireless Services, LLC, a Delaware limited liability company (each a “Borrower” and, collectively, the “Borrowers”), the Lenders, the Administrative Agent and Dresdner Kleinwort Securities LLC, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrowers;

WHEREAS, in connection with the Credit Agreement, the Borrowers and each other Guarantor entered into the Interco Subordination Agreement, dated as of December 20, 2006 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Subordination Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;

WHEREAS, pursuant to clause (f) of Section 7.2.2 of the Credit Agreement, the Additional Subordinated Creditor is required to become a party to the Subordination Agreement;

WHEREAS, the Additional Subordinated Creditor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Subordination Agreement;

WHEREAS, it is in the best interests of the Additional Subordinated Creditor to execute this Assumption Agreement inasmuch as the Additional Subordinated Creditor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuers pursuant to the Credit Agreement; and

WHEREAS, the Additional Subordinated Creditor has duly authorized the execution, delivery and performance of this Assumption Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce (i) the Lenders and the Issuers to make Credit Extensions to the Borrowers pursuant to the Credit Agreement and (ii)

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certain of the Secured Parties to enter into Rate Protection Agreements, the parties hereto hereby agree as follows:

1.             Subordination Agreement. By executing and delivering this Assumption Agreement, the Additional Subordinated Creditor hereby becomes a party to the Subordination Agreement as a “Subordinated Creditor” thereunder with the same force and effect as if originally named therein as a “Subordinated Creditor” and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a “Subordinated Creditor” thereunder. The Additional Subordinated Creditor hereby makes on the date hereof, with respect to itself and the Subordinated Obligations of which it is a payee, each of the representations and warranties of a Subordinated Creditor contained in the Subordination Agreement, as applicable.

2.             GOVERNING LAW. THIS ASSUMPTION AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

3.             Section Captions. Section captions used in this Assumption Agreement are for convenience of reference only, and shall not affect the construction of this Assumption Agreement.

4.             Execution in Counterparts. This Assumption Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

[REST OF PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

ADDITIONAL SUBORDINATED CREDITOR:

[NAME OF ADDITIONAL SUBORDINATED CREDITOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

SUBORDINATED DEBTORS:

[NAME OF SUBORDINATED DEBTOR]

By:
Name:
Title:

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ACKNOWLEDGED AND ACCEPTED:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

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EXHIBIT L

LANDLORD’S LIEN WAIVER, ACCESS AGREEMENT AND CONSENT

THIS LANDLORD’S LIEN WAIVER, ACCESS AGREEMENT AND CONSENT (the “Agreement”) is made and entered into as of June    , 2007, by and between [INSERT NAME OF LANDLORD], having an office at [        ] (“Landlord”) and Dresdner Bank AG, New York and Grand Cayman Branches as administrative agent, having an office at 1301 Avenue of the Americas, New York, NY 10019 (in such capacity, the “Administrative Agent”), for the Lenders (as hereinafter defined) under the Credit Agreement (as hereinafter defined).

R E C I T A L S:

A.             Landlord is the record title holder and owner of the real property described in Schedule A attached hereto (the “Real Property”).

B.              Landlord has leased all or a portion of the Real Property (the “Leased Premises”) to Sabre Communications Corporation, an Iowa corporation (“Lessee”) pursuant to a certain lease agreement described in Schedule B attached hereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”).

C.              Lessee, Sabre Communications Holdings, Inc., a Delaware corporation and, immediately following the consummation of the Acquisition, Sabre Industries, Inc., a Delaware corporation, CellXion, LLC, a Delaware limited liability company, and CellXion Wireless Services, LLC, a Delaware limited liability company (collectively, the “Borrowers”), the various financial institutions and other persons from time to time parties thereto (collectively, the “Lenders”) and Administrative Agent, among others, are, in connection with the execution and delivery of this Agreement, entering into a credit agreement, dated as of June 26, 2007, (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, pursuant to which the Lenders make certain loans (collectively, the “Loans”).

D.              As security for the payment and performance of Lessee’s obligations under the Credit Agreement, Administrative Agent (for its benefit and the benefit of the Lenders will acquire a security interest in and lien upon all of Lessee’s personal property, inventory, accounts, goods, machinery, equipment, furniture and fixtures (together with all additions, substitutions, replacements and improvements to, and proceeds of, the foregoing, collectively, the “Personal Property”).

E.              Administrative Agent has requested that Landlord execute this Agreement as a condition precedent to making the Loans.

A G R E E M E N T:

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby represents, warrants and agrees in favor of Administrative Agent, as follows:

1.               Landlord hereby waives and releases unto Administrative Agent (i) any contractual landlord’s lien and any other landlord’s lien which it may be entitled to at law or in equity against any Personal Property, (ii) any and all rights granted by or under any present or future laws to levy or distrain for rent or any other charges which may be due to the Landlord against the Personal Property and (iii) any and all claims, liens and demands of every kind which it has or may hereafter have against the Personal Property (including, without limitation, any right to include the Personal Property in any secured financing Landlord may become party to). Landlord acknowledges that the Personal Property is and will remain personal property and not fixtures even though it may be affixed to or placed on the Real Property.

2.               Landlord certifies that (i) Landlord is the landlord under the Lease described in Schedule B attached hereto, (ii) the Lease is in full force and effect and has not been amended, modified or supplemented except as set forth in Schedule B hereto, (iii) there is no defense, offset, claim or counterclaim by or in favor of Landlord against Lessee under the Lease or against the obligations of Landlord under the Lease and (iv) no notice of default has been given under or in connection with the Lease which has not been cured, and Landlord has no knowledge of any occurrence of any other default under or in connection with the Lease, (v) Lessee is in possession of the Leased Premises.

3.                  Landlord agrees that Administrative Agent has the right to remove the Personal Property from the Leased Premises at any time prior to the occurrence of a default under the Lease and, after the occurrence of such a default, during the Standstill Period (as hereinafter defined) provided that Administrative Agent shall repair any damage arising from such removal. Landlord further agrees that, during the foregoing periods, Landlord will not (i) remove any of the Personal Property from the Leased Premises or (ii) hinder Administrative Agent’s actions in removing Personal Property from the Leased Premises or Administrative Agent’s actions in otherwise enforcing its security interest in the Personal Property. Administrative Agent shall not be liable for any diminution in value of the Leased Premises caused by the absence of Personal Property actually removed or by the need to replace the Personal Property after such removal. Landlord acknowledges that Administrative Agent shall have no obligation to remove the Personal Property from the Leased Premises.

4.                  Landlord acknowledges and agrees that Lessee’s granting of a security interest in the Personal Property in favor of the Administrative Agent (for its benefit and the benefit of the Lenders) shall not constitute a default under the Lease nor permit Landlord to terminate the Lease or re-enter or repossess the Leased Premises or otherwise be the basis for the exercise of any remedy by Landlord and Landlord hereby expressly consents to the granting of such security interest.

5.                  Notwithstanding anything to the contrary contained in this Agreement or the Lease, in the event of a default by Lessee under the Lease, Landlord agrees that (i) it shall provide to Administrative Agent at the address set forth in the introductory paragraph hereof a copy of any notice of default delivered to Lessee under the Lease and (ii) it shall not exercise any of its remedies against Lessee provided in favor of Landlord under the Lease or at law or in equity until, in the case of a monetary default, the date which is 45 days after the date the Landlord delivers written notice of such monetary default to Administrative Agent, and in the case of a non-monetary default, the date which is 60 days after the date the Landlord delivers

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written notice of such non-monetary default to Lessee (such 45-day period for monetary defaults and such 60 day period for non-monetary defaults, as applicable, being referred to as the “Standstill Period”), provided, however, if such non-monetary default by its nature cannot reasonably be cured by Administrative Agent within such 60 day period, the Administrative Agent shall have such additional period of time as may be reasonably necessary to cure such non-monetary default, so long as Administrative Agent commences such curative measures within such 60 day period and thereafter proceeds diligently to complete such curative measures. In the event that any such non-monetary default by its nature cannot reasonably be cured by Administrative Agent, Landlord shall, provided Administrative Agent has theretofore cured all monetary defaults (if any), upon the request of Administrative Agent enter into a new lease with Administrative Agent (or its nominee) on the same terms and conditions as the Lease. Administrative Agent shall have the right, but not the obligation, during the Standstill Period, to cure any such default and Landlord shall accept any such cure by Administrative Agent or Lessee. If, during the Standstill Period, Administrative Agent or Lessee or any other person cures any such default, then Landlord shall rescind the notice of default.

6.                In the event of a termination, disaffirmance or rejection of the Lease for any reason, including, without limitation, pursuant to any laws (including any bankruptcy or other insolvency laws) by Lessee or the termination of the Lease for any reason by Landlord, Landlord will give the Administrative Agent the right, within sixty (60) days of such event, provided all monetary defaults under the Lease have been cured, to enter into a new lease of the Leased Premises, in the name of the Administrative Agent (or a designee to be named by the Administrative Agent at the time), for the remainder of the term of the Lease and upon all of the terms and conditions thereof, or, if the Administrative Agent shall elect not to exercise such right (such election to be made by Administrative Agent at its sole discretion), Landlord will give the Administrative Agent the right to enter upon the Leased Premises during such sixty (60) day period for the purpose of removing Lessee’s personal property therefrom.

7.                Notwithstanding any provision to the contrary contained in the Lease, any acquisition of Lessee’s interest by Administrative Agent, its nominee, or the purchaser at any foreclosure sale conducted by Administrative Agent shall not create a default under, or require Landlord’s consent under, the Lease.

8.                The terms and provisions of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of Landlord (including, without limitation, any successor owner of the Real Property) and Administrative Agent. Landlord will disclose the terms and conditions of this Agreement to any purchaser or successor to Landlord’s interest in the Leased Premises. Notwithstanding that the provisions of this Agreement are self-executing, Landlord agrees, upon request by Administrative Agent, to execute and deliver a written acknowledgment confirming the provisions of this Agreement in form and substance satisfactory to Administrative Agent.

9.                All notices to any party hereto under this Agreement shall be in writing and sent to such party at its respective address set forth above (or at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 9) by certified mail, postage prepaid, return receipt requested, by prepaid overnight delivery service or by prepaid courier service.

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10.              The provisions of this Agreement shall continue in effect until Landlord shall have received Administrative Agent’s written certification that all of Lessee’s obligations under the Credit Agreement have been satisfied.

11.              THE INTERPRETATION, VALIDITY AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

12.              Landlord agrees to execute, acknowledge and deliver such further instruments as Administrative Agent may request to allow for the proper recording of this Agreement (including, without limitation, a revised landlord’s waiver in form and substance sufficient for recording) or to otherwise accomplish the purposes of this Agreement.

13.              Landlord agrees that, so long as Lessee’s obligations under the Credit Agreement remain outstanding and Administrative Agent retains an interest in the Personal Property, no modification, alteration or amendment shall be made to the Lease without the prior written consent of Administrative Agent if such modification, alteration or amendment could have a material adverse effect on the value or use of the Leased Premises or Lessee’s obligations or rights under the Lease.

[Signature page follows]

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IN WITNESS WHEREOF, Landlord and Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

[INSERT NAME OF LANDLORD], as Landlord

By:
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO BY:

SABRE COMMUNICATIONS CORPORATION, as Lessee

By:
Name:
Title:

State of	)
) ss:
County of	)

On the         day of                in the year            before me personally came                                           to me known, who, being by me duly sworn, did depose and say that he/she resides in                                                 (include the street address if in a city); that he/she is the                           of                                   (name of corporation), the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the board of directors of said corporation.

Notary Public

My Commission Expires:

State of	)
) ss:
County of	)

On the             day of            in the year               before me personally came                                                 to me known, who, being by me duly sworn, did depose and say that he/she resides in                                                          (include the street address if in a city); that he/she is the                                                   of                                          (name of corporation), the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the board of directors of said corporation.

Notary Public

My Commission Expires:

State of	)
) ss:
County of	)

On the                    day of                      ,                  , before me personally came                                                              to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he/she is (the)(a) (member) (manager) of                                                     , a                                                         Limited Liability Company, and that he/she has authority to sign the same, and acknowledged that he/she executed the same as the act and deed of the Limited Liability Company.

Notary Public

My Commission Expires:

State of	)
) ss:
County of	)

On this            day of               ,               , before me personally came                                                    , to me known to be the individual described in and who executed the foregoing instrument and to me known to be the general partner of the partnership described in and which by said partner executed the foregoing instrument and acknowledged that he executed the same as the act and deed of said partnership.

Notary Public

My Commission Expires:

SCHEDULE A

Description of Real Property

SCHEDULE B

Description of Leases

Location/
Property
Lessor	Lessee	Dated	Modification	Address